Exhibit 10.5
Execution Version
THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of March 21, 2008, by and between SWISHER INTERNATIONAL, INC., a Nevada corporation (the “Borrower”), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association with its principal office in Charlotte, North Carolina (the “Bank”).
BACKGROUND STATEMENT
     A. The Borrower and the Bank are parties to a Credit Agreement, dated as of November 14,2005, as amended by that certain First Amendment to Credit Agreement dated as of April 26, 2006 and by that certain Second Amendment and Waiver to Credit Agreement dated as of September 8,2006 (as further amended, modified, supplemented, or restated from time to time, the “Existing Credit Agreement”), pursuant to which the Bank has made available to the Borrower a revolving credit facility in the aggregate principal amount of up to $5,000,000, which amount may vary depending on the Borrower’s compliance with certain covenants set forth therein (the “Original Revolving Credit Commitment”). Capitalized terms used in this Amendment that are not otherwise defined shall have the meanings given to such terms in the Amended Credit Agreement (as defined herein).
     B. The Borrower is required to deliver audited financial statements of the Borrower and management prepared financial statements of HB Service within 120 days of the close of each Fiscal Year. For the 2006 Fiscal Year, the Borrower delivered such financial statements after the expiration of the 120 day period, resulting, in each case, in an Event of Default (the “Specified Events of Default”). The Borrower has requested that the Bank waive the Specified Events of Default. The Bank has agreed to waive the Specified Events of Default as set forth herein.
     C. The Borrower has requested that the Existing Credit Agreement be further amended to increase the revolving credit commitment based on the Borrower’s compliance with certain covenants, extend the maturity date, change certain pricing terms, amend certain covenants and make certain other amendments. The Bank has agreed to amend the Existing Credit Agreement as requested by the Borrower as set forth herein.
STATEMENT OF AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank hereby agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
     1.1 Amendments. Subject to satisfaction of the conditions precedent set forth in Article IV hereof, the Lenders hereby agree that from and after the date hereof, (i) the Existing

Credit Agreement is amended in its entirety to read in the form of such Credit Agreement attached hereto as Exhibit A to this Amendment (the “Amended Credit Agreement”): (ii) Exhibit A to the Existing Credit Agreement is amended in its entirety in the form attached hereto as Exhibit B; (iii) Exhibits F, G and H are added to the Amended Credit Agreement in the form attached hereto as Exhibit C; and (iii) the schedules to the Existing Credit Agreement are amended in their entirety in the form attached hereto as Exhibit D.
     1.2 Liens. Each of the Borrower and its Subsidiaries parties hereto hereby ratifies and confirms the grant of a security interest in and Lien on the Collateral contained in the Security Documents to which each is a party which were executed in connection with the Existing Credit Agreement of which the Amended Credit Agreement is an amendment and restatement, which security interest and Lien shall continue in full force and effect without interruption, and shall constitute the single grant of a security interest and Lien.
ARTICLE II
WAIVER
     Based upon the representations and warranties contained herein, the Bank hereby waives the Specified Events of Default and any remedy the Bank would be entitled to as a result thereof. This waiver is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Existing Credit Agreement or the Amended Credit Agreement or a waiver of any Default or Event of Default except as expressly set forth herein with respect to the Specified Events of Default.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     The Borrower hereby represents and warrants that:
     3.1 Representations in Credit Agreement. The representations and warranties of the Borrower set forth in the Amended Credit Agreement are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties relate solely to or are specifically expressed as of a particular date or period.
     3.2 Compliance with Credit Agreement. After giving effect to this Amendment, the Borrower is in compliance with all covenants, terms and provisions set forth in the Amended Credit Agreement to be observed or performed by it.
     3.3 Due Authorization. This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and each of this Amendment, and the Amended Credit Agreement, constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms and each of the other Credit Documents constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms.

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     3.4 No Event of Default. No Default or Event of Default under any of the Credit Documents has occurred or is continuing.
     3.5 Continuing Security Interests. All obligations of the Borrower under the Amended Credit Agreement continue to be or will be secured by the Bank’s security interests in all of the collateral granted under the Amended Credit Agreement and the Security Documents, and nothing herein will affect the validity, enforceability, perfection or priority of such security interests.
     3.6 No Defenses. The Borrower does not have any right of setoff, counterclaim, or defense to payment of its respective liabilities or obligations under the Amended Credit Agreement. The Bank hereby expressly reserves all rights and remedies it may have against the Borrower and all other Persons who may be or may hereafter become secondarily liable for the repayment of the obligations under the Amended Credit Agreement.
ARTICLE IV
CONDITIONS TO EFFECTIVENESS
     This Amendment shall become effective as of the date hereof upon the satisfaction of each of the following conditions precedent:
     (a) The Bank shall have received a duly executed counterpart of this Amendment from each of the Borrower, the Subsidiary Guarantors and the Bank;
     (b) The Bank shall have received the HB Guaranty and the HB Service Security Agreement, in each case duly executed and completed by HB Service and each of its Subsidiaries;
     (c) The Bank shall have received duly executed counterparts of a subordination agreement from each shareholder of the Borrower and HB Service, expressly subordinating all Indebtedness of the Borrower and HB Service to such shareholders to the Obligations, in form and substance satisfactory to Bank;
     (d) The Bank shall have received a certificate of the secretary or an assistant secretary of the Borrower and HB Service, in form and substance reasonably satisfactory to the Bank, certifying (i) that attached thereto is a true and complete copy of the articles or certificate of incorporation, certificate of formation or other organizational document and all amendments thereto of such party, certified as of a recent date by the Secretary of State (or comparable Governmental Authority) of its jurisdiction of organization, and that the same has not been amended since the date of such certification, (ii) that attached thereto is a true and complete copy of the bylaws, operating agreement or similar governing document of such party, as then in effect and as in effect at all times from the date on which the resolutions referred to in clause (iii) below were adopted to and including the date of such certificate, (iii) that attached thereto is a true and complete copy of resolutions adopted by the board of directors (or similar governing body) of such party, authorizing the execution, delivery and performance of any of the Credit Documents to which it is a party, and (iv) as to the incumbency and genuineness of the signature

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of each officer of such party executing any of the Credit Documents on behalf of such party, and attaching all such copies of the documents described above
     (e) The Borrower shall have paid to the Bank an amendment fee in the amount of $5,000.00;
     (f) The Borrower shall have paid all reasonable out-of-pocket costs and expenses of the Bank in connection with the preparation, negotiation, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Bank with respect thereto); and
     (g) The Bank shall have received such other documents, certificates, opinions, instruments and other evidence as the Bank may reasonably request, all in a form and substance satisfactory to the Bank and its counsel.
ARTICLE V
COVENANTS
     Within 30 days of the Third Amendment Date, the Borrower shall deliver to the Bank the following items;
     (a) a certificate of the secretary or an assistant secretary of each Subsidiary of HB Service in form and substance reasonably satisfactory to the Bank, certifying (i) that attached thereto is a true and complete copy of the articles or certificate of incorporation, certificate of formation or other organizational document and all amendments thereto of such party, certified as of a recent date by the Secretary of State (or comparable Governmental Authority) of its jurisdiction of organization, and that the same has not been amended since the date of such certification, (ii) that attached thereto is a true and complete copy of the bylaws, operating agreement or similar governing document of such party, as then in effect and as in effect at all times from the date on which the resolutions referred to in clause (iii) below were adopted to and including the date of such certificate, (iii) that attached thereto is a true and complete copy of resolutions adopted by the board of directors (or similar governing body) of such party, authorizing the execution, delivery and performance of any Credit Documents to which it is a party, and (iv) as to the incumbency and genuineness of the signature of each officer of such party executing any of the Credit Documents on behalf of such party, and attaching all such copies of the documents described above; and
     (b) the favorable opinion of James McElroy and Diehl, PA., counsel to the Borrower, HB Service and their respective Subsidiaries, in form and substance reasonably satisfactory to the Bank; provided that in giving such opinion James McElroy and Diehl, P.A. shall be entitled to assume that the laws of the state of incorporation or organization of each of the Borrower, HB Services and their respective Subsidiaries are identical to the laws of the State of North Carolina.

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ARTICLE VI
ACKNOWLEDGEMENT
     The Subsidiary Guarantors hereby acknowledge that the Borrower and the Bank have agreed to amend the Existing Credit Agreement as provided herein. Each Subsidiary Guarantor hereby approves and consents to the transactions contemplated by this Amendment and agrees that its obligations under the Guaranty and the other Credit Documents to which it is a party shall not be diminished as a result of the execution of this Amendment. This acknowledgement by the Subsidiary Guarantors is made and delivered to induce the Bank to enter into this Amendment, and the Subsidiary Guarantors acknowledge that the Bank would not enter into this Amendment in the absence of the acknowledgements contained herein.
ARTICLE VII
GENERAL
     7.1 Full Force and Effect. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of any of the Credit Documents. The Existing Credit Agreement, as amended by the Amended Credit Agreement, shall continue to be in full force and effect in accordance with the provisions thereof on the date hereof. From and after the date hereof, any reference to the Existing Credit Agreement in any of the Security Documents or other Credit Documents shall mean the Amended Credit Agreement, as may be further amended, modified, restated, or supplemented from time to time.
     7.2 Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.
     7.3 Counterparts; Execution. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. The exchange of copies of this Amendment and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Amendment and such copies may be used in lieu of the original Amendment for all purposes. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
     7.4 Expenses. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Bank in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorneys’ fees.
     7.5 Further Assurances. The Borrower shall execute and deliver to the Bank such documents, certificates, and opinions as the Bank may reasonably request to effect the amendments contemplated by this Amendment and to continue the existence, perfection and first priority of the Bank’s security interests in the collateral securing the obligations under the Amended Credit Agreement.

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7.6 Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.
[The remainder of this page is left blank intentionally.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be executed and delivered by their duly authorized officers all as of the date first above written.

SWISHER INTERNATIONAL, INC.

By: Name:	/s/ Hugh H. Cooper Hugh H. Cooper
Title:	Chief Financial Officer
     [Signature Pages Continued on the Following Page]
Signature Page to Third Amendment to Credit Agreement

WACHOVTA BANK, NATIONAL ASSOCIATION

By:	/s/ Cavan J. Harris Cavan J. Harris
Senior Vice President
[Signature Pages Continued on the Following Page]
Signature Page to Third Amendment to Credit Agreement

SUBSIDIARY GUARANTORS:
(For purposes of Section 1.2 and Article VI only)

SWISHER HYGIENE FRANCHISE CORP.
SWISHER PEST CONTROL CORP.
SWISHER MAIDS, INC.

By:	/s/ Hugh H. Cooper
Name:	Hugh H. Cooper
Title:	Chief Financial Officer

SHFC BUFFALO, LLC
SHFC MINNEAPOLIS, LLC
SHFC OKLAHOMA, LLC
SHFC OPERATIONS, LLC
SHFC ARIZONA, LLC
SHFC TEXAS, LLC

By:	/s/ Hugh H. Cooper
Name:	Hugh H. Cooper
Title:	Chief Financial Officer
Signature Page to Third Amendment to Credit Agreement

Exhibit A

CREDIT AGREEMENT
between
SWISHER INTERNATIONAL, INC.
and
WACHOVIA BANK, NATIONAL ASSOCIATION
$10,000,000 Revolving Line of Credit
November 14, 2005
(as amended through the Third Amendment, dated March 21, 2008)

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Exhibit A	Form of Revolving Note
Exhibit B	Form of Guaranty
Exhibit C	Form of Compliance Certificate
Exhibit D	Form of Notice of Borrowing
Exhibit E	[Reserved]
Exhibit F	Form of HB Service Guaranty
Exhibit G	Form of HB Service Security Agreement
Exhibit H	Form of Shareholder Guaranty

Schedule 4.9	Litigation
Schedule 4.10(b)	Solvency
Schedule 4.10(c)	Note Receivables
Schedule 4.13	Environmental Compliance
Schedule 4.14	Realty; Registry
Schedule 4.15	Intellectual Property
Schedule 4.16	Insurance
Schedule 4.20	Subsidiaries
Schedule 7.2(v)	Indebtedness of Seller Notes on Franchise and Other Acquisitions
Schedule 7.3(ix)	Liens Securing Indebtedness Permitted under Section 7.2(v)
Schedule 7.7	Affiliate Transactions

CREDIT AGREEMENT
     THIS CREDIT AGREEMENT, dated as of November 14, 2005 (as amended through the Third Amendment, dated March 21, 2007), is made and entered into by and between SWISHER INTERNATIONAL, INC., a Nevada corporation, (the “Borrower”), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (the “Bank”).
BACKGROUND STATEMENT
     A. The Borrower has requested that the Bank extend a $10,000,000 revolving line of credit to the Borrower, to be advanced by the Bank pursuant to the terms and conditions hereof.
     B. The Bank is willing to extend the revolving line of credit described above upon the terms and subject to the conditions set forth in this Credit Agreement.
AGREEMENT
     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Bank to make the loans described herein, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS
     1.1 Defined Terms. In addition to the words and terms defined elsewhere in this Agreement, the following terms when used herein shall have the following respective meanings:
     “$15,000,000 Credit Agreement” means that certain Credit Agreement dated as of September 8, 2006 between Borrower and Bank.
     “AAA” shall mean the American Arbitration Association.
     “Adjusted LIBOR Rate” shall mean, for any day, a rate equal to the sum of (i) the LIBOR Market Index Rate for such day, and (ii) the Applicable Margin in effect at such time with respect to such Loan.
     “Affiliate” shall mean, as to any Person, (i) any other Person which directly, or indirectly through one or more intermediaries, controls such Person, (ii) any other Person which directly, or indirectly through one or more intermediaries, is controlled by or is under common control with such Person, or (iii) any other Person of which such Person owns, directly or indirectly, ten percent (10%) or more of the common stock or equivalent equity interests. As used herein, the term “control” means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or otherwise.

     “Affiliate Note Receivables” shall mean those accounts receivable payable to the Borrower or a Subsidiary pursuant to notes or other debt instruments evidencing debt owed by an employee, officer, director or Affiliate of the Borrower or a Subsidiary other than Former Franchisee Receivables or advances made to HB Service.
     “Agreement” or “this Agreement” or “Credit Agreement” shall mean this Credit Agreement and all schedules and exhibits hereto, together with any amendments, modifications, replacements and supplements hereto, any substitutes herefor, and any replacements, renewals or extensions hereof, in whole or in part, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.
     “Applicable Margin” shall mean 2.50%.
     “Applicable Percentage” shall mean 1.875%
     “Arbitration Rules” shall mean the Commercial Financial Disputes Arbitration Rules of the AAA.
     “Availability Certificate” shall mean a certificate, certified as true and correct by a Responsible Officer of the Borrower, as to the computation and calculation of the Threshold Amount applicable on such date.
     “Bank” shall mean Wachovia Bank, National Association, a national banking association and its successors and assigns.
     “Bankruptcy Code” shall mean Title 11 of the United States Code, as amended, and any successor statute or statutes having substantially the same function.
     “Borrower” shall mean Swisher International, Inc., a Nevada corporation, and all of its permitted successors and assigns.
     “Borrowing” means any borrowing hereunder consisting of Revolving Loans made to the Borrower pursuant to Article II.
     “Business Day” shall mean any day of the year on which banks are open for business in Charlotte, North Carolina and, in respect of any determination relevant to the determination or payment of interest determined based on LIBOR, any such day that is also a day on which dealings in Dollar deposits are carried out in the London interbank market.
     “Capitalized Lease” shall mean any lease or similar arrangement which is of a nature that payment obligations of the lessee or obligor thereunder at the time are or should be capitalized and shown as liabilities (other than current liabilities) upon a balance sheet of such lessee or obligor prepared in accordance with GAAP.
     “Capitalized Lease Obligations” shall mean, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder that would, in accordance with GAAP, appear on a balance sheet of such lessee with respect to such Capital Lease.

     “Capital Expenditures” shall mean, during any period, the sum of all amounts paid during such period that would, in accordance with GAAP, be included on the consolidated statement of cash flows of the Borrower and its Subsidiaries, or HB Service and its Subsidiaries, as an acquisition of fixed assets or improvements, replacements, substitutions or additions thereto.
     “Capital Stock” shall mean (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock (whether voting or nonvoting, and whether common or preferred) of such corporation, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership, limited liability company or other equity interests of such Person; and in each case, any and all warrants, rights or options to purchase any of the foregoing.
     “Cash Equivalents” shall mean (i) securities issued or unconditionally guaranteed or insured by the United States of America or any agency or instrumentality thereof, backed by the full faith and credit of the United States of America and maturing within one year from the date of acquisition, (ii) commercial paper issued by any Person organized under the laws of the United States of America, maturing within 180 days from the date of acquisition and, at the time of acquisition, having a rating of at least A-l or the equivalent thereof by Standard & Poor’s Ratings Services or at least P-l or the equivalent thereof by Moody’s Investors Service, Inc., (iii) time deposits and certificates of deposit maturing within 180 days from the date of issuance and issued by a bank or trust company organized under the laws of the United States of America or any state thereof (y) that has combined capital and surplus of at least $500,000,000 or (z) that has (or is a subsidiary of a bank holding company that has) a long-term unsecured debt rating of at least A or the equivalent thereof by Standard & Poor’s Ratings Services or at least A2 or the equivalent thereof by Moody’s Investors Service, Inc., (iv) repurchase obligations with a term not exceeding thirty (30) days with respect to underlying securities of the types described in clause (i) above entered into with any bank or trust company meeting the qualifications specified in clause (iii) above, and (v) money market funds at least ninety-five percent (95%) of the assets of which are continuously invested in securities of the foregoing types.
     “Casualty Event” shall mean, with respect to any collateral of the Borrower or any of its Subsidiaries, or HB Service or any of its Subsidiaries, any loss of, damage to, or Condemnation or other taking of, such property for which the Borrower, HB Service or such Subsidiary receives insurance proceeds, proceeds of a Condemnation award or other compensation.
     “Change of Law” shall mean the adoption of any applicable law, rule or regulation, or any change therein or any existing or future law, rule or regulation, or any change in the interpretation or administration thereof, by any Governmental Authority, or compliance by the Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Governmental Authority.
     “Closing Date” shall mean November 14, 2005.
     “Code” shall mean the Internal Revenue Code of 1986, as amended, or any successor federal tax code. Any reference to any provision of the Code shall also include the income tax regulations promulgated thereunder, whether final, temporary or proposed.

     “Compliance Certificate” shall mean a fully completed and duly executed certificate in the form of Exhibit C, together with a Covenant Compliance Worksheet.
     “Condemnation” shall mean any taking of title, of use, or of any other property interest under the exercise of the power of eminent domain, whether temporarily or permanently, by any governmental authority or by any Person acting under governmental authority.
     “Consolidated EBITDA” shall mean, for any Person for any period, the aggregate of (i) Consolidated Net Income of such Person for such period plus (ii) the sum of depreciation, amortization of intangible assets, interest expense, and income tax expense for such period.
     “Consolidated Fixed Charges” shall mean, for any Person for any period of four consecutive Fiscal Quarters, the aggregate (without duplication) of (i) Consolidated Interest Expense during such period, (ii) the aggregate (without duplication) of all scheduled payments of principal on Indebtedness required to have been made by such Person and its Subsidiaries during such period (whether or not such payments are actually made), (iii) aggregate expense for federal state, local and other income taxes for such period, (iv) all payments required to be made by such Person pursuant to leases of real and personal property during such period (whether or not such payments are actually made), and (v) Capital Expenditures of such Person to the extent paid by internally generated cash flow, and not financed, during such period.
     “Consolidated Interest Expense” shall mean, for any Person for any period, the aggregate (without duplication) of (i) total interest expense of such Person and its Subsidiaries for such period in respect of Indebtedness of such Person and its Subsidiaries (including all such interest expense accrued or capitalized during such period, whether or not actually paid during such period), and (ii) all net amounts payable under or in respect of Hedge Agreements, to the extent paid or accrued by such Person and its Subsidiaries during such period.
     “Consolidated Net Income” shall mean, for any Person for any period, the net income (or loss) of such Person and its Subsidiaries, as determined on consolidated basis in accordance with GAAP, but excluding extraordinary gains and losses and any other non-operating gains and losses.
     “Consolidated Net Worth” shall mean, as of any date of determination for any Person, the (i) total assets of such Person and its Subsidiaries as of such date, other than Affiliate Note Receivables, minus (ii) total liabilities of such Person and its Subsidiaries as of such date, in each case as determined on a consolidated basis in accordance with GAAP.
     “Controlled Group” shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.
     “Costs” shall have the meaning set forth in Section 9.2.
     “Covenant Compliance Worksheet” shall mean a fully completed worksheet in the form of Attachment A to Exhibit C.

     “Credit Documents” shall mean and collectively refer to this Agreement, the Note, the Letters of Credit, the Security Documents and any and all other agreements, instruments and documents, including, without limitation, notes, guaranties, mortgages, deeds to secure debt, deeds of trust, chattel mortgages, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, trust account agreements and all other written matters whether heretofore, now or hereafter executed by or on behalf of the Borrower, HB Service or any of their respective Subsidiaries, or delivered to the Bank with respect to this Agreement or with respect to the transactions contemplated by this Agreement, and in each case, together with any amendments, modifications and supplements thereto, any replacements, renewals, extensions and restatements thereof, and any substitutes therefor, in whole or in part.
     “Default” shall mean any event which with the giving of notice, lapse of time, or both, would become an Event of Default.
     “Default Rate” shall mean an interest rate equal to the Adjusted LIBOR Rate plus two percent (2.0%) per annum.
     “Disputes” shall have the meaning set forth in Section 9.3(a).
     “Dollar” or “$” shall mean dollars in lawful currency of the United States of America.
     “Environmental Law” shall mean any federal, state or local law, statute, ordinance, rule, regulation, permit, license, approval, interpretation, order, guidance or other legal requirement (including without limitation any subsequent enactment, amendment or modification) relating to the protection of human health or the environment, including, but not limited to, any requirement pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of materials that are or may constitute a threat to human health or the environment.
     “Environmental Liability” shall mean any liability, whether accrued, contingent or otherwise, arising from or in any way associated with any Environmental Law.
     “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and all rules and regulations from time to time promulgated thereunder.
     “ERISA Affiliate” shall mean any Person (including any trade or business, whether or not incorporated) that would be deemed to be under “common control” with, or a member of the same Controlled Group as, the Borrower or any of its Subsidiaries or HB Service or any of its Subsidiaries, within the meaning of Sections 414(b), (c), (m) or (o) of the Internal Revenue Code or Section 4001 of ERISA.
     “ERISA Event” shall mean any of the following with respect to a Plan or Multiemployer Plan, as applicable: (i) a Reportable Event with respect to a Plan or a Multiemployer Plan, (ii) a complete or partial withdrawal by the Borrower, HB Service or any ERISA Affiliate from a Multiemployer Plan that results in liability under Section 4201 or 4204 of ERISA, or the receipt by the Borrower, HB Service or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA, (iii) the distribution by the

Borrower, HB Service or any ERISA Affiliate under Section 4041 or 4041A of ERISA of a notice of intent to terminate any Plan or the taking of any action to terminate any Plan, (iv) the commencement of proceedings by the PBGC under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Borrower, HB Service or any ERISA Affiliate of a notice from any Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan, (v) the institution of a proceeding by any fiduciary of any Multiemployer Plan against the Borrower, HB Service or any ERISA Affiliate to enforce Section 515 of ERISA, which is not dismissed within thirty (30) days, (vi) the imposition upon the Borrower, HB Service or any ERISA Affiliate of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, or the imposition or threatened imposition of any Lien upon any assets of the Borrower, HB Service or any ERISA Affiliate as a result of any alleged failure to comply with the Internal Revenue Code or ERISA in respect of any Plan, (vii) the engaging in or otherwise becoming liable for a nonexempt Prohibited Transaction by the Borrower, HB Service or any ERISA Affiliate, (viii) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Internal Revenue Code by any fiduciary of any Plan for which the Borrower, HB Service or any of their respective ERISA Affiliates may be directly or indirectly liable or (ix) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Internal Revenue Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Borrower, HB Service or an ERISA Affiliate fails to timely provide security to such Plan in accordance with the provisions of such sections.
     “Event of Default” shall have the meaning specified in Article VIII hereof.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.
     “Fiscal Quarter” or “FQ” shall mean a fiscal quarter of the Borrower and its Subsidiaries, or HB Service and its Subsidiaries, as applicable.
     “Fiscal Year” or “FY” shall mean a fiscal year of the Borrower and its Subsidiaries, or HB Service and its Subsidiaries, as applicable.
     “Fixed Charge Coverage Ratio” shall mean, as of the last day of any period of four consecutive Fiscal Quarters, the ratio of: (i)(A) the aggregate Consolidated EBITDA of the Borrower and HB Service for such period minus (B) all dividends and distributions paid in cash by the Borrower or HB Service to their respective shareholders during such period plus (C) all payments required to be made by the Borrower or HB Service pursuant to leases of real and personal property during such period (whether or not such payments are actually made), to (ii) the aggregate Consolidated Fixed Charges for the Borrower and HB Service for such period.
     “Former Franchisee Receivable” shall mean a receivable payable to the Borrower or a Subsidiary pursuant to notes or other debt instruments evidencing debt owed by an Affiliate of the Borrower or a Subsidiary, which debt was incurred by a unaffiliated Franchisee prior to its acquisition by such Affiliate

     “Franchisee” shall mean any Person with whom the Borrower or any of its Affiliates has entered a franchise agreement.
     “Funded Debt” shall mean all Indebtedness of the Borrower, HB Service and their respective Subsidiaries (other than (x) Indebtedness of the types referred to in clauses (xi) of the definition of “Indebtedness” and (y) Indebtedness identified in Sections 7.2(ii), 7.2(iii), 7.2(iv) and 7.2(v)).
     Funded Debt to EBITDA Ratio” shall mean, as of the last day of any Fiscal Quarter, the ratio of (i) Funded Debt as of such day to (ii) the aggregate Consolidated EBITDA for the Borrower and HB Service for the period of the four consecutive Fiscal Quarters ending on such day.
     “GAAP” shall mean generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants, consistently applied and maintained on a consistent basis for the Borrower and its Subsidiaries, or HB Service and its Subsidiaries, as the case may be, on a consolidated basis throughout the period indicated and consistent with the financial practice of the Borrower and its Subsidiaries, or HB Service and its Subsidiaries, as the case may be, after the date hereof.
     “Governmental Authority” shall mean any nation or government, any state, department, agency or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government, and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing.
     “Guaranty” shall mean a guaranty agreement, dated as of the date hereof, made by the Subsidiary Guarantors in favor of the Bank in the form of Exhibit D attached hereto, as amended, modified, restated or supplemented from time to time.
     “Hazardous Material” shall mean any substance or material meeting any one or more of the following criteria: (i) it is or contains a substance designated as a hazardous waste, hazardous substance, pollutant, contaminant or toxic substance under any Environmental Law; (ii) it is toxic, explosive, corrosive, ignitable, infectious, radioactive, mutagenic or otherwise hazardous, (iii) its presence requires investigation or remediation under an Environmental Law or common law; (iv) it constitutes a danger, nuisance, trespass or health or safety hazard to persons or property; and/or (v) it is or contains, without limiting the foregoing, petroleum hydrocarbons.
     “HB Service” shall mean HB Service, LLC, a Delaware limited liability company.
     “HB Service Guaranty” shall mean the guaranty agreement, dated as of the Third Amendment Date, made by HB Service and its Subsidiaries in favor of the Bank in the form of Exhibit F attached hereto, as amended, modified, restated or supplemented from time to time.
     “HB Service Security Agreement” shall mean the security agreement, dated as of the Third Amendment Date, between HB Service, each of its Subsidiaries and the Bank, in the Form of Exhibit G, as the same may be amended, modified, supplemented or restated from time to time.
     “Hedge Agreement” shall mean any interest or foreign currency rate swap, cap, collar, option, hedge, forward rate or other similar agreement or arrangement designed to protect against fluctuations in interest rates or currency exchange rates.
     “Indebtedness” shall mean, for any Person, without duplication (i) obligations of such Person for borrowed money; (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) obligations of such Person in respect of the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business on terms customary in the trade); (iv) obligations of such Person under any conditional sale or other title retention agreement(s) relating to property acquired by such Person; (v) Capitalized Lease Obligations of such Person; (vi) obligations, contingent or otherwise, of such Person in respect of letters of credit, acceptances or similar extensions of credit (whether or not drawn upon and in the stated amount thereof); (vii) guaranties by such Person of the type of indebtedness described in clauses (i) through (vi) above; (viii) all indebtedness of a third party secured by any Lien on property owned by such Person, whether or not such indebtedness has been assumed by such Person; (ix) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any common stock of such Person; (x) off-balance sheet liability retained in connection with asset securitization programs, synthetic leases, sale and leaseback transactions or other similar obligations arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheet of such Person and its Subsidiaries; and (xi) obligations under any Hedge Agreement.
     “Intellectual Property” shall mean (i) all inventions (whether or not patentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissues, continuations, continuations-in-part, divisions, revisions, extensions, and reexaminations thereof, (ii) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (iii) all copyrightable works and all copyrights (registered and unregistered), (iv) all trade secrets and confidential information (including, without limitation, financial, business and marketing plans and customer and supplier lists and related information), (v) all computer software and software systems (including, without limitation, data, databases and related documentation), (vi) all Internet web sites and domain names, (vii) all technology, know-how, processes and other proprietary rights, and (viii) all licenses or other agreements to or from third parties regarding any of the foregoing.
     “Investments” shall have the meaning set forth in Section 7.5.
     “Lending Office” shall mean, as to the Bank, any of its offices located in Charlotte, North Carolina, or such other office as the Bank may hereafter designate as its Lending Office by notice to the Borrower.

     “Letter of Credit Exposure” shall mean the sum of (i) the aggregate Stated Amount of all Letters of Credit outstanding at such time and (ii) the aggregate amount of all Reimbursement Obligations outstanding at such time.
     “Letters of Credit” shall mean any letter of credit issued by the Bank pursuant to the terms hereof, as such Letters of Credit may be amended, extended, renewed or replaced from time to time.
     “LIBOR Market Index Rate” shall mean, for any day, the rate for one month U.S. dollar deposits as reported on Telerate page 3750 as of 11:00 a.m. London time, on such day, or if such day is not a London business day, then the immediately preceding London business day (or if not so reported, then as determined by the Bank from another recognized source or interbank quotation).
     “Lien” shall mean any interest in property securing an obligation owed to, or claim by, a Person other than the owner of such property, whether such interest arises by virtue of contract, statute or common law, including but not limited to the lien or security interest arising from a mortgage, security agreement, pledge, lease, conditional sale, consignment or bailment for security purposes or from attachment, judgment or execution. The term “Lien” shall include any easements, covenants, restrictions, conditions, encroachments, reservations, rights-of-way, leases and other title exceptions and encumbrances affecting real property. For the purpose of this Agreement, the Borrower or HB Service, as applicable, shall be deemed to own, subject to a Lien, any proceeds of a sale with recourse of accounts receivable, any asset leased under any “sale and lease back” or similar arrangement and any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such asset.
     “Loans” shall mean the Revolving Loans.
     “Material Adverse Effect” or “Material Adverse Change” shall mean a material adverse effect upon, or a material adverse change in, any of (i) the financial condition, operations, business or properties of the Borrower and its Subsidiaries or HB Service and its Subsidiaries, in each case taken as a whole; (ii) the ability of the Borrower, HB Service or any of their respective Subsidiaries to perform under this Agreement or any other Credit Document in any material respect or any other material contract in any material respect to which any one or more of them is a party; (iii) the legality, validity or enforceability of this Agreement or any other Credit Document; or (iv) the perfection or priority of the Liens of the Bank granted under this Agreement or any other Credit Document or the rights and remedies of the Bank under this Agreement or any other Credit Document (other than a change resulting from any act or omission by the Bank).
     “Multiemployer Plan” shall mean any “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA.
     “Net Tangible Assets” shall mean, as of any date of determination, (i) total assets of the Borrower and its Subsidiaries as of such date other than assets, which would be treated as intangible assets for balance sheet presentation purposes under GAAP (including, without limitation, intellectual property and goodwill), as determined on a consolidated basis in accordance with GAAP, minus (ii) Restricted Cash and Affiliate Note Receivables.
     “Note” shall mean the Revolving Note.
     “Notice of Borrowing” shall have the meaning set forth in Section 3.2(a).
     “Obligations” shall mean and include (i) the Reimbursement Obligations, the Loans and all other loans, advances, indebtedness, liabilities, obligations, covenants and duties owing, arising, due or payable from the Borrower to the Bank of any kind or nature, present or future, arising under this Agreement, the Note or the other Credit Documents or any Hedge Agreement, whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired; and (ii) all interest (including to the extent permitted by law, all post-petition interest), charges, expenses, fees, attorneys’ fees and any other sums payable by the Borrower to the Bank under this Agreement or any of the other Credit Documents.
     “OFAC” shall mean the U.S. Department of the Treasury’s Office of Foreign Assets Control, and any successor thereto.
     “PATRIOT Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act of 2001), as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.
     “PBGC” shall mean the Pension Benefit Guaranty Corporation and any successor thereto.
     “Permitted Liens” shall have the meaning set forth in Section 7.3.
     “Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
     “Plan” shall mean, at any time, an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group, or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.
     “Realty” shall mean the real property owned by the Borrower or HB Service and set forth on Schedule 4.14.
     “Registry” shall mean the office of the Register of Deeds (or comparable Governmental Authority) for each of piece of Realty as set forth on Schedule 4.14.

     “Reimbursement Obligation” shall have the meaning given to such term in Section 2.12(c).
     “Requirement of Law” shall mean, with respect to any Person, the charter, articles or certificate of organization or incorporation and bylaws or other organizational or governing documents of such Person, and any statute, law, treaty, rule, regulation, order, decree, writ, injunction or determination of any arbitrator or court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject or otherwise pertaining to any or all of the transactions contemplated by this Agreement and the other Credit Documents.
     “Responsible Officer” shall mean, with respect to any Person, the chairman of the board of directors (or similar governing body), the president, the chief executive officer, the chief financial officer, any executive officer, controller or treasurer of such Person, and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement.
     “Restricted Cash” shall mean cash or Cash Equivalents held by the Borrower or its Subsidiaries that is subject to a Lien other than a Permitted Lien.
     “Revolving Credit Commitment” shall have the meaning set forth in Section 2.1(a).
     “Revolving Credit Termination Date” shall mean the date of the earliest to occur of the following: (i) June 30, 2009; (ii) the date on which the Bank makes demand for payment of the Revolving Loans in accordance with Article VIII; (iii) such date of termination as is mutually agreed upon by the Bank and the Borrower; and (iv) the date after all Obligations have been paid in full and the Bank is no longer obligated to make Revolving Loans hereunder.
     “Revolving Loans” shall have the meaning set forth in Section 2.1(a)
     “Revolving Note” shall mean the amended and restated promissory note of the Borrower dated as of the Third Amendment Date in the form of Exhibit A attached hereto, executed and delivered to the Bank pursuant to Article II hereof, evidencing the obligation of the Borrower to repay the Revolving Loans, together with any amendments, modifications and supplements thereto, any replacements, restatements, renewals and extensions thereof, and any substitutes therefor, in whole or in part.
     “Sanctioned Country” shall mean a country subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/eotffc/ofac/sanctions/index/html, or as otherwise published from time to time.
     “Sanctioned Person” shall mean (i) a Person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/eotffc/ofac/sdn/index/html, or as otherwise published from time to time, or (ii) (A) an agency of the government of a Sanctioned Country, (B) an organization controlled by a Sanctioned Country, or (C) a Person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.

     “Security Agreement” shall mean the Security Agreement, dated as of the date hereof, between the Borrower, each of the Borrower’s Subsidiaries and the Bank, as the same may be amended, modified, supplemented or restated from time to time.
     “Security Documents” shall mean the Security Agreement, the Guaranty, the HB Service Security Agreement, the HB Service Guaranty and the Shareholder Guaranty and all other pledge or security agreements, guaranties, mortgages, deeds of trust, assignments or other similar agreements or instruments executed and delivered by the Borrower, HB Service or any of their respective Subsidiaries pursuant to the terms of this Agreement or otherwise in connection with the transactions contemplated hereby, in each case as amended, modified or supplemented from time to time.
     “Shareholder Guaranty” shall mean the guaranty agreement made by H. Wayne Huizenga in favor of the Bank in the form of Exhibit H attached hereto, as amended, modified, restated or supplemented from time to time, guaranteeing the Obligations of the Borrower to the Bank in an amount equal to the amount by which the aggregate outstanding principal amount of the Revolving Loans and the Letter of Credit Exposure exceeds the Threshold Amount.
     “Solvent” shall mean as to any Person on any particular date, that such Person (i) does not have unreasonably small capital to carry on its business as now conducted and as presently proposed to be conducted, (ii) is able to pay its debts as they become due in the ordinary course of business, and (iii) has assets with a present fair saleable value greater than its total stated liabilities and identified contingent liabilities, including any amounts necessary to satisfy preferential rights of shareholders.
     “Stated Amount” shall mean, with respect to any Letter of Credit at any time, the aggregate amount available to be drawn thereunder at such time (regardless of whether any conditions for drawing could then be met).
     “Subsidiary” shall mean, with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which such Person owns, directly or indirectly, more than fifty percent (50%) of the voting securities thereof.
     “Subsidiary Guarantor” shall mean any Subsidiary of the Borrower that is a guarantor of the Obligations under the Guaranty (or under another guaranty agreement in form and substance satisfactory to the Bank) and has granted to the Bank a Lien upon and security interest in its personal property assets pursuant to the Security Agreement.
     “Terminating Indebtedness” shall mean all Indebtedness of the Borrower or any of its Subsidiaries as of the Closing Date other than Indebtedness permitted under Section 7.2.
     “Third Amendment Date” shall mean March 21, 2008.
     “Threshold Amount” shall mean,
     (a) for any day prior to the delivery of the financial statements required by Sections 5.1(a) or 5.1(b) for the Fiscal Year ending December 31, 2008,

     (i) $7,500,000, provided that after the delivery of the financial statements required by Sections 5.1(a) or 5.1(b) for the Fiscal Quarter ending June 30, 2008, the aggregate Consolidated EBITDA of the Borrower and HB Service for the Fiscal Year through the last day of the Fiscal Quarter set forth below equals or exceeds such amount set forth opposite such Fiscal Quarter (as evidenced by an Availability Certificate reflecting the computation of compliance with such conditions as of the last day of such Fiscal Quarter):

Minimum Aggregate
Consolidated EBITDA of
Fiscal Quarter Ending:	Borrower and HB Service
June 30, 2008	$1,000,000
September 30, 2008	$2,500,000
    (ii) if the conditions set forth in clause (i) above are not satisfied, then the Threshold Amount shall not be less than:
A.	$5,000,000, if the following conditions are met as of the most recent Fiscal Quarter for which the Bank has received the financial statements required by Sections 5.1(a) or 5.1(b) (as evidenced by an Availability Certificate reflecting the computation of compliance with such conditions as of the last day of such Fiscal Quarter)
1.	the Funded Debt to EBITDA Ratio with respect to the Borrower alone is not greater than 2.0 to 1.0; and

2.	the Net Tangible Assets of the Borrower are greater than or equal to $7,500,000;
or

B.	$3,500,000.
     (b) for any day following the delivery of the financial statements required by Sections 5.1(a) or 5.1(b) for the Fiscal Quarter ending September 30, 2008:
     (i) $10,000,000, if the following conditions are met (as evidenced by an Availability Certificate reflecting the computation of compliance with such conditions as of the last day of such Fiscal Quarter):
A.	the consolidated Funded Debt to EBITDA Ratio for the Borrower and HB Service as of the most recent Fiscal Quarter for which the Bank has received the financial statements required by to Sections 5.1(a) or 5.1(b) shall not be greater than 2.75 to 1.0; and

B.	(1) following the delivery of the financial statements required by Section 5.1(a) for the Fiscal Quarter ending September 30, 2008 and prior to the delivery of the financial statements required by Section 5.1(b) for the Fiscal Year ending December 31, 2008, the aggregate Consolidated EBITDA for the Borrower and HB Service for the three Fiscal Quarters ending as of September 30, 2008, is greater than $4,000,000, or (2) following the delivery of the financial statements required by Section 5.1(b) for the Fiscal Year ending December 31, 2008 and thereafter, the aggregate Consolidated EBITDA for the Borrower and HB Service for the four Fiscal Quarters ending as of the most recent Fiscal Quarter for which the Bank has received the financial statements required by Sections 5.1(a) or 5.1(b) (as evidenced by an Availability Certificate reflecting the computation of compliance with such conditions as of the last day of such Fiscal Quarter) shall not be less than $4,000,000.
     (ii) if the conditions set forth in clause (i) above are not satisfied, then $7,500,000, provided that the Borrower and HB Service are in compliance with the covenants as set forth in Article VI as of the most recent Fiscal Quarter for which the Bank has received the financial statements required by Sections 5.1(a) or 5.1(b) (as evidenced by an Availability Certificate reflecting the computation of compliance with such conditions as of the last day of such Fiscal Quarter).
     (iii) if the conditions set forth in clauses (i) and (ii) above are not satisfied, then:
A.	$5,000,000, if the following conditions are met as of the most recent Fiscal Quarter for which the Bank has received the financial statements required by Sections 5.1(a) or 5.1(b) (as evidenced by an Availability Certificate reflecting the computation of compliance with such conditions as of the last day of such Fiscal Quarter)
1.	the Funded Debt to EBITDA Ratio with respect to the Borrower alone is not greater than 2.0 to 1.0; and

2.	the Net Tangible Assets of the Borrower are greater than or equal to $7,500,000;
or

B.	$3,500,000.
     “Wholly Owned” shall mean, with respect to any Subsidiary of any Person, that 100% of the outstanding Capital Stock of such Subsidiary is owned, directly or indirectly, by such Person.
     1.2 Accounting Terms. Except as specifically provided otherwise in this Agreement, all accounting terms used herein that are not specifically defined shall have the meanings customarily given them in accordance with GAAP. Notwithstanding anything to the contrary in this Agreement, for purposes of calculation of the financial covenants set forth in Article VI, all accounting determinations and computations hereunder shall be made in accordance with GAAP as in effect as of the date of this Agreement applied on a basis consistent with the application used in preparing the most recent financial statements of the Borrower, or HB Service, as the case may be, referred to in Section 4.10. In the event that any changes in GAAP after such date are required to be applied to the Borrower or HB Service and would affect the computation of the financial covenants contained in Article VI, such changes shall be followed only from and after the date this Agreement shall have been amended to take into account any such changes.
     1.3 Singular/Plural. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.
     1.4 Other Terms. All other terms contained in this Agreement shall, when the context so indicates, have the meanings provided for by the Uniform Commercial Code of the State of North Carolina to the extent the same are used or defined therein.
ARTICLE II
AMOUNTS AND TERMS OF THE LOANS
     2.1 Commitments.
     (a) The Bank agrees, on the terms and conditions set forth herein, to make loans (each, a “Revolving Loan,” and collectively, the “Revolving Loans”) to the Borrower, from time to time before the Revolving Credit Termination Date; provided that, immediately after each Revolving Loan is made, the sum of the aggregate outstanding principal amount of the Revolving Loans and the Letter of Credit Exposure shall not exceed the lesser of (x) $10,000,000 (as such figure may be reduced from time to time as provided in this Agreement, the “Revolving Credit Commitment”) and (y) the Threshold Amount. So long as no Default or Event of Default has occurred and is continuing, and subject to the limits set forth in this Section 2.1(a), the Borrower may borrow under this Section 2.1(a), repay or prepay Revolving Loans and reborrow under this Section 2.1(a) at any time before the Revolving Credit Termination Date.
     (b) Subject to the Bank’s right to cease making Revolving Loans upon the occurrence of a Default or an Event of Default, the Revolving Credit Commitment and the Bank’s obligation to make Revolving Loans thereunder shall continue until the Revolving Credit Termination Date.
     2.2 Note. The Revolving Loans made by the Bank shall be evidenced by a single Revolving Note payable to the order of the Bank for the account of its Lending Office in an amount equal to the original principal amount of the Revolving Credit Commitment. The Borrower and the Bank hereby agree that the terms of this Agreement shall be incorporated by reference into the Revolving Note as if set forth therein and, in the event of any conflict between the terms of this Agreement and the Note, the terms of this Agreement shall control.
     2.3 Principal Payments; Maturity of Loans. The Borrower shall repay the Revolving
Note:
     (i) In full, on the Revolving Credit Termination Date;

     (ii) In full, upon the occurrence of any Event of Default and acceleration of the Obligations by the Bank pursuant to Article VIII hereof;
     (iii) In part, immediately in the event that the sum of the aggregate outstanding principal amount of the Revolving Loans and the Letter of Credit Exposure exceeds $10,000,000, in the amount of such excess; and
     (iv) In part, immediately in the event that the sum of the aggregate outstanding principal amount of the Revolving Loans and the Letter of Credit Exposure exceeds the Threshold Amount, in the amount of such excess, in cash proceeds from the issuance of additional shareholder equity or Indebtedness permitted by Section 7.2(iii); provided that notwithstanding the foregoing, upon receipt by the Bank of the duly completed and executed Shareholder Guaranty, the Borrower shall not be obligated to repay the Revolving Note in the amount of such excess so long as the Shareholder Guaranty remains in full force and effect.
     2.4 Interest.
     (a) Subject to the terms and conditions of this Agreement, each Loan shall bear, and the Borrower shall pay, interest from the Closing Date on the unpaid principal balance thereof at the Adjusted LIBOR Rate.
     (b) Accrued (and theretofore unpaid) interest on the outstanding principal balance of each Loan shall be due and payable (i) in arrears on the last Business Day of each calendar month, beginning with the first such day to occur after the Closing Date and (ii) on each date when all or any amount of the unpaid principal balance of each such Loan shall be due (whether at maturity, by acceleration or otherwise), but only to the extent accrued.
     (c) Interest on the Loans and fees shall be computed on the basis of a 360-day year and the actual number of days elapsed.
     (d) Nothing contained in this Agreement or the Note shall be deemed to establish or require the payment of interest to the Bank at a rate in excess of the maximum rate permitted by governing law. In the event that the rate of interest required to be paid under this Agreement or the Note exceeds the maximum rate permitted by governing law, the rate of interest required to be paid hereunder and under the Note shall be automatically reduced to the maximum rate permitted by governing law and any amounts collected in excess of the permissible amount shall be deemed a prepayment of principal on the Note.
     (e) Notwithstanding any other provision of this Agreement to the contrary, upon and during the continuance of any Event of Default under this Agreement, at the option of the Bank without any required notice to the Borrower, the outstanding principal amount of each of the Loans, and to the full extent permitted by law, all interest accrued on each of the Loans, shall bear interest at the Default Rate, and such default interest shall be payable on demand.

     2.5 Fees.
     (a) The Borrower agrees to pay to the Bank a Revolving Credit Commitment fee, in an aggregate amount equal to $5,000.00, due and payable in full on the Closing Date.
     (b) The Borrower agrees to pay to the Bank an availability fee on the last Business Day of each calendar year and on the Revolving Credit Termination Date at a per annum rate of 0.125% of the difference between (i) $10,000,000 and (ii) the average daily outstanding principal balance of Revolving Loans for such calendar year or portion thereof. Such facility fees shall accrue from and including the Closing Date to (but excluding) the Revolving Credit Termination Date.
     (c) The Borrower agrees to pay to the Bank (i) a letter of credit fee equal to the Applicable Percentage times the Stated Amount of each Letter of Credit at the time of issuance and on each successive anniversary date if such letter of credit is renewed or extended, and (ii) such commissions, transfer fees and other fees and charges incurred in connection with the issuance and administration of each Letter of Credit as are customarily charged from time to time by the Bank for the performance of such services in connection with similar letters of credit, or as may be otherwise agreed to by the Bank.
     2.6 Termination or Reduction of Commitments. The Borrower may, upon at least three (3) Business Days’ written notice to the Bank, terminate at any time, or proportionately reduce the unused portion of the Revolving Credit Commitment from time to time by an aggregate amount of at least $500,000 or any larger integral multiple of $100,000. If the Revolving Credit Commitment is terminated in its entirety, all accrued fees (as provided under Section 2.5) shall be due and payable on the effective date of such termination.
     2.7 General Provisions as to Payments. All payments (including prepayments) by the Borrower on account of principal, interest and fees on the Loan shall be made in immediately available funds to the Bank at its offices at 301 South Tryon Street, 28th Floor, Charlotte, North Carolina, prior to 2:00 p.m., Eastern Standard Time, on the date payment is due, or at such other place as is designated in writing by the Bank.
     2.8 Disbursement of Loan Proceeds. The Borrower hereby authorizes and directs the Bank to disburse, for and on behalf of the Borrower and for the Borrower’s account, the proceeds of the Loans made by the Bank pursuant to this Agreement (i) to such Person or Persons as the Borrower shall direct in a writing signed by two individuals named as authorized individuals by the Borrower and delivered to the Bank via facsimile; (ii) to pay the Bank any interest, fees, costs and expenses payable pursuant to Section 9.1 hereof, and (iii) to the Borrower’s depository accounts with the Bank in an amount equal to the sum necessary to cover checks or other items of payment drawn by the Borrower upon such accounts and presented for payment.
     2.9 Use of Proceeds. The proceeds of the Revolving Loans shall be used by the Borrower solely (i) to refinance the Terminating Indebtedness; (ii) to provide working capital for the Borrower; (iii) to finance future acquisitions; and (iv) to pay fees and expenses in connection with the transactions contemplated by this Agreement.

     2.10 Taxes. All payments of principal, interest and fees and all other amounts to be made by the Borrower pursuant to this Agreement with respect to the Loans or fees relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at any time hereafter imposed on or measured by any governmental authority or by any taxing authority thereof, or therein, excluding (i) taxes imposed on or measured by the Bank’s net income, (ii) franchise taxes imposed on the Bank by the jurisdiction under the laws of which the Bank is organized or any political subdivision thereof, and (iii) taxes imposed on the Bank’s income, and franchise taxes imposed on it, by the jurisdiction of the Bank’s Lending Office or any political subdivision thereof. In the event that the Borrower is required by applicable law to make any such withholding or deduction of taxes with respect to the Loans or fee or other amount, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to the Bank all receipts and other additional amounts as may be necessary in order that the amount received by the Bank after the required withholding or other payment shall equal the amount the Bank would have received had no such withholding or other payment been made.
     2.11 Illegality. If, after the date hereof, any Change of Law, or any change in interpretation or administration thereof by any Governmental Authority, or compliance by the Bank (or its Lending Office) with any request or directive (whether or not having the force of law) by any Governmental Authority, shall make it unlawful or impossible for the Bank (or its Lending Office) to make, maintain or fund Loans, then the Bank shall so notify the Borrower, whereupon until the Bank notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of the Bank to fund Loans shall be suspended. Before giving any notice to the Borrower pursuant to this Section, the Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of the Bank, be otherwise disadvantageous to the Bank. If the Bank shall determine that it may not lawfully continue to maintain and fund Loans to maturity and shall so specify in such notice, the Borrower shall prepay in full the then outstanding principal amount of the Loans, together with accrued interest thereon, no later than thirty (30) days after the Bank shall have given such notice.
     2.12 Letter of Credit Subfacility.
     (a) Issuance. Subject to and upon the terms and conditions hereof, so long as no Default or Event of Default has occurred and is continuing, at any time before the seventh day prior to the Revolving Credit Termination Date, the Bank will issue Letters of Credit for the account of the Borrower from time to time upon request in a form acceptable to the Bank to be submitted at least five (5) Business Days prior to the requested date of issuance; provided, however, that (i) the aggregate amount of Letter of Credit Exposure shall not at any time exceed $400,000 and (ii) the sum of the aggregate outstanding principal amount of the Revolving Loans and the Letter of Credit Exposure shall not at any time exceed the lesser of (x) the Revolving Credit Commitment or (y) the Threshold Amount. All Letters of Credit shall be denominated in Dollars.
     (b) Term; Extension. No Letter of Credit shall have an original expiry date more than twelve (12) months from the date of issuance; provided, however, that so long as no Default or Event of Default has occurred and is continuing and subject to the other terms and conditions to the issuance of Letters of Credit hereunder, the expiry dates of Letters of Credit may be extended annually or periodically from time to time on the request of the Borrower or by operation of the terms of the applicable Letter of Credit to a date not more than twelve (12) months from the date of extension. Notwithstanding the foregoing, no Letter of Credit as originally issued or as extended shall have an expiry date extending beyond the Revolving Credit Termination Date.
     (c) Reimbursement. The Borrower agrees to reimburse the Bank in immediately available funds (with the proceeds of a Revolving Loan obtained hereunder or otherwise) for any payment made by the Bank under any Letter of Credit (each such amount so paid until reimbursed, together with any interest payable thereon, a “Reimbursement Obligation”) no later than the next Business Day after such payment is made by the Bank. Any Reimbursement Obligation shall be deemed timely satisfied (but still subject to the payment of interest) if satisfied pursuant to a Borrowing of Revolving Loans made no later than one Business Day after the date of such payment by the Bank. Interest on Reimbursement Obligations shall accrue at a rate equal to the Adjusted LIBOR Rate to the extent not reimbursed prior to 2:00 p.m. Charlotte, North Carolina time, on the date of such payment is made by the Bank. The Bank shall provide the Borrower with prompt notice of any payment or disbursement made or to be made under any Letter of Credit, although the failure to give, or any delay in giving, such notice shall not release, diminish or otherwise affect the Borrower’s obligations under this Section 2.12(c) or any other provision of this Agreement. The Borrower’s reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of set-off, counterclaim or defense to payment the Borrower may claim or have against the Bank, the beneficiary of the Letters of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit.
     (d) Payment by Revolving Loans. In the event that the Bank makes any payment under any Letter of Credit and the Borrower shall not have timely satisfied in full its Reimbursement Obligation to the Bank pursuant to Section 2.12(c) hereof and to the extent that any amounts then held as cash collateral pursuant to Section 2.12(e) hereof shall be insufficient to satisfy such Reimbursement Obligation in full, each such payment by the Bank shall constitute a Revolving Loan to the Borrower (the Borrower being deemed to have given a timely Notice of Borrowing therefor) and shall be treated as such for all purposes of this Agreement.
     (e) Cash Collateralization. In the event that the aggregate Letter of Credit Exposure exceeds the lesser of (x) the Revolving Credit Commitment and (y) the Threshold Amount, the Borrower shall pay to the Bank cash collateral equal to the amount of such excess irrespective of whether the Bank shall have paid any amount to a beneficiary of a Letter of Credit. The Bank shall have exclusive control over such cash collateral and in the event of a drawing and subsequent payment by the Bank under any Letter of Credit, the Bank may satisfy such Reimbursement Obligation with such cash collateral and its proceeds.

ARTICLE III
CLOSING; CONDITIONS OF CLOSING AND BORROWING
     3.1 [Reserved]
     3.2 Conditions to all Loans. The obligation of the Bank to make any Loan hereunder (including any Loans made on or after the Closing Date), is subject to the continued validity of all Credit Documents and the satisfaction of the following conditions:
     (a) The Bank shall have received a notice of borrowing (each a “Notice of Borrowing”), in the form of Exhibit D, specifying (i) the aggregate principal amount of the requested Loan to be made pursuant to such Borrowing, and (ii) the requested date of such Borrowing, which shall be a Business Day. Each such Notice of Borrowing shall be irrevocable.
     (b) Each of the representations and warranties made by the Borrower in Article IV shall be true and correct on and as of such date with the same effect as if made on and as of such date (except to the extent any such representation or warranty related to a specific date, in which case such representation or warranty shall be true and correct as of such date); and
     (c) No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the portion of the Loan to be made on such date.
     3.3 Waiver of Conditions Precedent. If the Bank funds any portion of the Loans hereunder prior to the fulfillment of any of the conditions precedent set forth in this Article III, the making of such Loan shall constitute only an extension of time for the fulfillment of such condition and not a waiver thereof, and the Borrower shall thereafter use its best efforts to fulfill each such condition within thirty (30) days after the date of such funding.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
     Each of the Borrower and its Subsidiaries represents and warrants to the Bank as follows:
     4.1 Corporate Organization and Power. Each of the Borrower and its Subsidiaries, and HB Service and its Subsidiaries (a) is a corporation or a limited liability company duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as the case may be; (b) is duly qualified or licensed to do business and is in good standing in every other jurisdiction where the nature of its business or its properties makes such qualification or licensing necessary (except where the failure to be so qualified or licensed would not have a Material Adverse Effect); (c) has full corporate or limited liability company power and authority to execute, deliver and perform the Credit Documents to which it is or will be a party, to own and hold its property and to engage in its business as presently conducted, and (d) has all governmental licenses, permits, franchises, certificates, inspections, authorizations, consents and approvals required to carry on its business as it is now being conducted (except where the failure to have such governmental authorization would not have a Material Adverse Effect).
     4.2 Corporate Authority: No Conflict With Other Instruments or Law. The execution, delivery and performance of this Agreement and the other Credit Documents and the consummation of the transactions contemplated hereby and thereby (a) are within the corporate or limited liability company power and authority of the Borrower and each of its Subsidiaries and HB Service and each of its Subsidiaries, (b) have been duly authorized by all necessary corporate or limited liability company action on the part of the Borrower and each of its Subsidiaries and HB Service and each of its Subsidiaries, (c) do not and will not conflict with, contravene or violate any provision of, or result in a breach of or default under, or require the waiver (not already obtained) of any provision of or the consent (not already given) of any Person under the terms of the Borrower’s or any of its Subsidiaries’, or HB Service’s or any of its Subsidiaries’, articles or certificate of incorporation or formation, its bylaws or operating agreement, or other applicable formation or organizational documents, or any indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Borrower or any of its Subsidiaries, or HB Service or any of its Subsidiaries, is a party or by which it is bound or to which any of its properties are subject, (d) will not violate, conflict with, give rise to any liability under, or constitute a default under any Requirement of Law, and (e) will not result in the creation, imposition, or acceleration of any indebtedness or tax or any Lien that is not a Permitted Lien of any nature upon, or with respect to, the Borrower or any of its Subsidiaries, or HB Service or any of its Subsidiaries, or any of their properties.
     4.3 Due Execution and Delivery. This Agreement and the other Credit Documents to which the Borrower, HB Service and each of their respective Subsidiaries is a party have been duly executed and delivered to the Bank by an officer of the Borrower, HB Service or such Subsidiary who has been duly authorized to perform such acts.
     4.4 Enforceability. This Agreement and the other Credit Documents to which the Borrower, HB Service and each of their respective Subsidiaries is a party constitute the legal, valid and binding obligations of the Borrower, HB Service and each such Subsidiary enforceable against such Person in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws, statutes or rules of general application affecting the enforcement of creditor’s rights or general principles of equity.
     4.5 Governmental Approval. The execution, delivery and performance of this Agreement and the other Credit Documents to which the Borrower, HB Service and each of their respective Subsidiaries is a party and the transactions contemplated hereby and thereby do not require any authorization, exemption, consent or approval of, notice to, or declaration or filing with, any Governmental Authority other than those obtained on or before the Closing Date.
     4.6 Margin Stock. None of the Borrower, HB Service or their respective Subsidiaries is engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve System). The execution, delivery and performance of this Agreement and the use of the proceeds of the Loan or any extension of credit hereunder, do not and will not constitute a violation of such Regulations.

     4.7 Investment Company. None of the Borrower, HB Service or their respective Subsidiaries is an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.
     4.8 Taxes. None of the Borrower, HB Service or their Subsidiaries is delinquent in the payment of any taxes that have been levied or assessed by any Governmental Authority against it or its assets unless such tax is being contested in good faith by proper proceedings and adequate reserves satisfactory to the Bank have been established and maintained with respect thereto. The Borrower, HB Service and each of their respective Subsidiaries has timely filed all tax returns that are required by law to be filed, and has paid all taxes shown on said returns to be payable by such Person and all other assessments or fees levied upon it or upon its properties to the extent that such taxes, assessments or fees have become due, and if not due, such taxes have been adequately provided for and sufficient reserves therefor established on its books of account. No material controversy in respect of the Borrower’s, HB Service’s or any of their respective Subsidiaries’ income taxes is pending or, to the knowledge of the Borrower or HB Service, threatened.
     4.9 Litigation. Except as set forth on Schedule 4.9, there is no judgment, injunction or similar order or decree which, and no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Borrower, HB Service or any of their respective Subsidiaries, threatened against or affecting the Borrower, HB Service or any of its Subsidiaries, before any court, commission, panel, board, bureau, arbitrator or any Governmental Authority which (in any one case or in the aggregate, if determined adversely to the interests of the Borrower or any of its Subsidiaries), (a) is reasonably likely to have a Material Adverse Effect, or (b) affects the validity or enforceability of this Agreement or any of the other Credit Documents.
     4.10 Financial Statements; Solvency.
     (a) The Borrower has delivered to the Bank (i) the audited consolidated balance sheets of the Borrower and its Subsidiaries as of December 31, 2004, 2005, and 2006, in each case with the related statements of income, cash flows and stockholders’ equity for the Fiscal Years then ended, together with the opinion of Sharf Pera & Co., PLLC thereon, (ii) the unaudited consolidated balance sheet of the Borrower and its Subsidiaries and HB Service and its Subsidiaries, separately and on a combined basis, as of December 31, 2007, with the related statements of income, cash flows and stockholders’ equity for the twelve-month period then ended. Such financial statements contain no material misstatement or omission and fairly present the financial position, assets and liabilities of the Borrower and each of its Subsidiaries and HB Service and its Subsidiaries, as the case may be, for the respective periods then ended.
     (b) Except as set forth on Schedule 4.10(b), each of the Borrower, HB Service and their respective Subsidiaries is Solvent.
     (c) Set forth on Schedule 4.10(c) is a list of all note receivables of the Borrower, HB Service and their respective Subsidiaries, including all notes from Franchisees and Former Franchisee Receivables (each indicated as such), outstanding as of the Closing Date, and including the outstanding balance of each such note receivable.

     4.11 No Material Adverse Change. Since December 31, 2004, (a) there has been no Material Adverse Change, nor to the knowledge of the Borrower, HB Service or any of their respective Subsidiaries, is any Material Adverse Change threatened or reasonably likely to occur, and (b) neither the Borrower nor any of its Subsidiaries, nor HB Service nor any of its Subsidiaries, has incurred any obligation or liability that would be reasonably likely to have a Material Adverse Effect or entered into any material contracts not specifically contemplated by this Agreement or the other Credit Documents or not in the ordinary course of business consistent with past practice.
     4.12 Compliance with Laws. To the best knowledge of the Borrower, HB Service and their respective Subsidiaries, each of the Borrower and its Subsidiaries and HB Service and its Subsidiaries has timely filed all material reports, documents and other materials required to be filed by it under all applicable Requirements of Law with any Governmental Authority, has retained all material records and documents required to be retained by it under all applicable Requirements of Law, and is otherwise in compliance with all applicable Requirements of Law in respect of the conduct of its business and the ownership and operation of its properties, except in each case to the extent that the failure to comply therewith, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
     4.13 Environmental Compliance. Except as set forth on Schedule 4.13, to the best knowledge of the Borrower, HB Service and their respective Subsidiaries,
     (a) (i) no Hazardous Material is or has been generated, used, released, treated, disposed of or stored, or otherwise located, in, on or under any property owned, leased or operated by the Borrower, HB Service or any of their respective Subsidiaries or any portion thereof, and no part of the property owned, leased or operated by the Borrower, HB Service or any of their respective Subsidiaries (now or in the past), including without limitation the soil and groundwater located thereon and thereunder, has been contaminated by any Hazardous Material; (ii) no improvements on the property owned, leased or operated by the Borrower, HB Service or any of their respective Subsidiaries contain any asbestos or substances containing asbestos; (iii) none of the property owned, leased or operated by the Borrower, HB Service or any of their respective Subsidiaries has been the subject of an environmental audit or assessment, or remedial action; and (iv) the foregoing statements are true and correct with respect to all of the real property adjoining any of the property owned, leased or operated by the Borrower, HB Service or any of their respective Subsidiaries.
     (b) None of the property owned, leased or operated by the Borrower, HB Service or any of their respective Subsidiaries (now or in the past) has, pursuant to any Environmental Law, been placed on the “National Priorities List” or “CERCLIS List” (or any similar federal, state or local list) of sites subject to possible environmental problems.
     (c) There are no underground storage tanks situated on the property owned, leased or operated by the Borrower, HB Service or any of their respective Subsidiaries and no underground storage tanks have ever been situated on the property owned, leased or operated by the Borrower, HB Service or any of their respective Subsidiaries.

     (d) All activities and operations of each of the Borrower, HB Service and each of their respective Subsidiaries meet all requirements of all applicable Environmental Laws, none of the Borrower, HB Service or their respective Subsidiaries has violated any Environmental Law in the past, and none of the property owned, leased or operated by the Borrower, HB Service or their respective Subsidiaries has ever been the site of a violation of any Environmental Law.
     (e) None of the Borrower, HB Service or their respective Subsidiaries has sent a Hazardous Material to a site which, pursuant to any Environmental Law, (i) has been placed on the “National Priorities List” or “CERCLIS List” (or any similar federal, state or local list) of sites subject to possible environmental problems, or (ii) is subject to, or the source of, a claim, an administrative order or other request to take “response,” “removal,” “corrective” or “remedial” action, as defined in any Environmental Law, or to pay for or contribute to the costs of cleaning up the site.
     (f) None of the Borrower, HB Service or their respective Subsidiaries is involved in any suit or proceeding and has not received any notice from any Governmental Authority or other third party with respect to a release or threat of release of any Hazardous Material, or violation or alleged violation of any Environmental Law, and has not received notice of any claim from any person or entity relating to property damage or to personal injuries from exposure to any Hazardous Material.
     (g) Each of the Borrower, HB Service and their respective Subsidiaries has timely filed all reports required to be filed, has acquired all necessary certificates, approvals and permits, and has generated and maintained all required data, documentation and records required under all Environmental Laws.
     4.14 Ownership of Properties. Each of the Borrower, HB Service and their respective Subsidiaries (i) has good and marketable title to all real property owned respectively by it, (ii) holds interests as lessee under valid leases in full force and effect with respect to all material leased real and personal property used in connection with its business, and (iii) has good title to all of its other material properties and assets reflected in the financial statements referred to in Section 4.10 (except as sold or otherwise disposed of since the date thereof in the ordinary course of business), in each case free and clear of all Liens other than Permitted Liens. Schedule 4.14 lists, as of the Closing Date, all Realty of the Borrower, HB Service and each of their respective Subsidiaries, indicating in each case the identity of the owner, the address of the property, the nature of the use of the premises and whether such interest is a leasehold or fee ownership interest.
     4.15 Intellectual Property. Each of the Borrower, HB Service and their respective Subsidiaries owns, or has the legal right to use, all Intellectual Property necessary for it to conduct its business as currently conducted. Schedule 4.15 lists, as of the Closing Date, all registered Intellectual Property owned by the Borrower, HB Service or any of their respective Subsidiaries. No claim has been asserted or is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower know of any such claim, and to the knowledge of the Borrower and HB Service, the use of such Intellectual Property by the Borrower, HB Service and their respective Subsidiaries does not infringe on the known rights of any Person.
     4.16 Insurance. Schedule 4.16 sets forth, as of the Closing Date, an accurate and complete list and a brief description (including the insurer, policy number, type of insurance, coverage limits, deductibles, expiration dates and any special cancellation conditions) of all policies of property and casualty, liability (including, but not limited to, product liability), business interruption, workers’ compensation, keyman life insurance, and other forms of insurance owned or held by the Borrower, HB Service or any of their respective Subsidiaries or pursuant to which any of their respective assets are insured. The assets, properties and business of the Borrower, HB Service and their respective Subsidiaries are insured against such hazards and liabilities, under such coverages and in such amounts, as are customarily maintained by prudent companies similarly situated and under policies issued by insurers of recognized responsibility.
     4.17 ERISA.
     (a) The Borrower, HB Service and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan. The Borrower, HB Service and each member of the Controlled Group are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.
     (b) Neither the Borrower, HB Service nor any member of the Controlled Group has incurred any withdrawal liability with respect to any Multiemployer Plan under Title IV of ERISA, and no such liability is expected to be incurred.
     (c) Neither the Borrower, HB Service nor any member of the Controlled Group has participated in a prohibited transaction, as defined in Section 406 of ERISA or Section 4975(c) of the Code, which could subject either the Borrower, HB Service or a member of the Controlled Group to any material civil penalty under ERISA or material tax under the Code.
     4.18 Full Disclosure. All information heretofore furnished to the Bank by each of the Borrower, HB Service and their respective Subsidiaries for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished to the Bank by each of the Borrower, HB Service and their respective Subsidiaries will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. Each of the Borrower, HB Service and their respective Subsidiaries has disclosed to the Bank in writing any and all facts which materially and adversely affect or may affect (to the extent the Borrower, HB Service or any of their respective Subsidiaries can now reasonably foresee), the business, operations, prospects or condition, financial or otherwise, of each of the Borrower, HB Service and their respective Subsidiaries, or the ability of the Borrower, HB Service or any of their respective Subsidiaries to perform its obligations under this Agreement or any of the other Credit Documents.
     4.19 No Default. No Default or Event of Default under this Agreement has occurred and is continuing.

     4.20 Subsidiaries. Except as set forth on Schedule 4.20, the Borrower and HB Service have no Subsidiaries. Except as indicated on Schedule 4.20, none of the Subsidiaries of the Borrower or HB Service are foreign Subsidiaries.
     4.21 First Priority Liens. Except for Permitted Liens, this Agreement, together with the Security Documents and the actions described in clauses (i), (ii) and (iii) of Section 3.2 of the Security Agreement, will create valid, perfected, first-priority security interests in the collateral described in the Security Documents, in each case enforceable against the Borrower, HB Service and each of their respective Subsidiaries and securing the payment of all obligations purported to be secured thereby.
     4.22 Labor Relations. None of the Borrower, HB Service or their respective Subsidiaries is engaged in any unfair labor practice within the meaning of the National Labor Relations Act of 1947, as amended. As of the Closing Date, there is (i) no unfair labor practice complaint before the National Labor Relations Board, or grievance or arbitration proceeding arising out of or under any collective bargaining agreement, pending or, to the knowledge of the Borrower and HB Service, threatened, against the Borrower, HB Service or any of their respective Subsidiaries, (ii) no strike, lock-out, slowdown, stoppage, walkout or other labor dispute pending or, to the knowledge of the Borrower or HB Service, threatened, against the Borrower, HB Service or any of their respective Subsidiaries, and (iii) to the knowledge of the Borrower or HB Service, no petition for certification or union election or union organizing activities taking place with respect to the Borrower, HB Service or any of their respective Subsidiaries. As of the Closing Date, there are no collective bargaining agreements or Multiemployer Plans covering the employees of the Borrower, HB Service or any of their respective Subsidiaries.
     4.23 OFAC; Anti-Terrorism Laws.
     (a) None of the Borrower, HB Service or their respective Subsidiaries is a Sanctioned Person or does business in a Sanctioned Country or with a Sanctioned Person in violation of the economic sanctions of the United States administered by OFAC.
     (b) The Borrower, HB Service and their respective Subsidiaries are in compliance in all material respects with the PATRIOT Act. No part of the proceeds of the Loans hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

ARTICLE V
AFFIRMATIVE COVENANTS
     Until payment in full of all Obligations of the Borrower to the Bank, the Borrower will, and will cause HB Service and each of their respective Subsidiaries to:
     5.1 Financial and Business Information. Deliver to the Bank:
     (a) Within forty-five (45) days after the close of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower and HB Service, a consolidated balance sheet of each of the Borrower and its Subsidiaries and HB Service and its Subsidiaries, separately and on a combined basis, in each case as of the close of such Fiscal Quarter and consolidated statements of income and cash flows for each of the Borrower and its Subsidiaries and HB Service and its Subsidiaries, separately and on a combined basis, in each case for the Fiscal Quarter then ended and for that portion of the Fiscal Year then ended, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year, all prepared in accordance with GAAP applied on a basis consistent with that of the preceding period or containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the period, subject only to audit and year-end adjustments, and certified by the Borrower’s and/or HB Service’s, as the case may be, president or chief financial officer to be true and accurate;
     (b) Within one hundred twenty (120) days after the close of each Fiscal Year of the Borrower and HB Service (including the Fiscal Year ending December 31, 2007, except with respect to HB Service and its Subsidiaries), an audited consolidated balance sheet of each of the Borrower and its Subsidiaries, and HB Service and its Subsidiaries, separately, in each case as of the close of such Fiscal Year and audited consolidated statements of income and cash flows for each of the Borrower and its Subsidiaries and HB Service and its Subsidiaries, separately and on a combined basis, in each case for the Fiscal Year then ended, including the notes to each, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year, each prepared by an independent certified public accountant reasonably acceptable to the Bank, in accordance with GAAP applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year, and each accompanied by a report thereon by such certified public accountant containing an opinion that is not qualified with respect to scope limitations imposed by the Borrower or HB Service, as the case may be, or its respective Subsidiaries or with respect to accounting principles followed by such entity or its Subsidiaries not in accordance with GAAP;
     (c) Concurrently with the delivery of the financial statements described in subsection (b) above, a certificate addressed to the Bank from the independent certified public accountant certifying (i) that in making its audit of the financial statements of the Borrower and its Subsidiaries or HB Service and its Subsidiaries, as the case may be, it obtained no knowledge of the occurrence or existence of any Default or Event of Default under this Agreement, or specifying the nature and period of existence of any such Default or Event of Default; provided, however, that such accountant shall not be liable to anyone by reason of its failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards and (ii) as to the aggregate Consolidated EBITDA of the Borrower and HB Service for the Fiscal Year then ended and the Borrower’s compliance with the financial covenants set forth in Article VI hereof;
     (d) Concurrently with the delivery of the financial statements described in subsections (a) and (b) above, (i) a Compliance Certificate with respect to the period covered by the financial statements being delivered thereunder together with a Covenant Compliance Worksheet reflecting the computation of the financial covenants set forth in Article VI as of the last day of the period covered by such financial statements and (ii) an Availability Certificate showing the computation of the Threshold Amount, in each case executed by the president or chief financial officer of the Borrower and the Guarantor;
     (e) Prompt notice of any Material Adverse Change; and
     (f) Within a reasonable time, upon the Bank’s request, such other information about the property, financial condition and operations of the Borrower and its Subsidiaries as the Bank may from time to time reasonably request.
     5.2 Notice of Certain Events. Give written notice to the Bank of the following:
     (a) promptly after a Responsible Officer’s learning thereof, (i) the commencement of any material litigation affecting the Borrower or any of its Subsidiaries, or HB Service and any of its Subsidiaries, or any of their respective assets, whether or not the claim is considered by the Borrower or HB Service, as applicable, to be covered by insurance, and (ii) the institution of any material administrative proceeding, that in the case of either clause (i) or (ii), would be reasonably likely to have a Material Adverse Effect if decided adversely to the Borrower or its Subsidiaries, or HB Service or its Subsidiaries, as the case may be;
     (b) immediately after a Responsible Officer’s learning thereof, the occurrence of any Casualty Event;
     (c) at least 10 days prior thereto, the opening of any new office or place of business of the Borrower or any of its Subsidiaries;
     (d) as soon as reasonably practicable, but in any event at least five Business Days prior thereto, the closing of any existing office or place of business of the Borrower or any of its Subsidiaries;
     (e) promptly after a Responsible Officer’s learning thereof, any labor dispute to which the Borrower or any of its Subsidiaries, or HB Service or its Subsidiaries, as the case may be, may become a party, or any strike or walkout relating to any of their plants or other facilities, in either case that is reasonably likely to have a Material Adverse Effect, and the expiration of any labor contract to which the Borrower or any of its Subsidiaries, or HB Service or any of its Subsidiaries, is a party or by which any of them is bound;

     (f) promptly after the occurrence thereof, any default by any obligor under any note or other evidence of Indebtedness payable to the Borrower or any of its Subsidiaries, or HB Service or any of its Subsidiaries, exceeding $300,000;
     (g) promptly after the rendition thereof, any judgment in an amount exceeding $300,000 rendered against the Borrower or any of its Subsidiaries, or HB Service or any of its Subsidiaries;
     (h) promptly after a Responsible Officer’s learning thereof, with respect to the Borrower, HB Service or any of their respective Subsidiaries, any material (i) Environmental Liability, (ii) pending, threatened or anticipated judicial or administrative proceeding arising from or in any way associated with any Environmental Law, (iii) notice from any Governmental Authority, or by any other Person, of possible or alleged noncompliance with or liability under any Environmental Law and any investigations concerning any violation of any Environmental Law, (iv) judgment, decree, order or written agreement with a Governmental Authority or other entity arising from or in any way associated with any Environmental Law, in each case at, on, in, under or in any way affecting the Realty or any adjacent property, and all facts, events, or conditions that could lead to any of the foregoing;
     (i) if and when any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any Reportable Event with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such Reportable Event; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, and provide the Bank with a copy of such notice; and
     (j) promptly, but in any event within five Business Days after the Borrower becomes aware of the occurrence of any Default or Event of Default.
     5.3 Existence; Franchises; Maintenance of Properties. (a) Maintain and preserve in full force and effect its legal existence, its good standing under the laws of the jurisdiction of its incorporation or formation, as the case may be, and its qualification to do business in every other jurisdiction where the nature of its business or its properties makes such qualification necessary (except where the failure to be so qualified or licensed would not have a Material Adverse Effect), (b) obtain, maintain and preserve in full force and effect its Intellectual Property and all other rights, franchises, licenses, permits, certifications, approvals and authorizations required by Governmental Authorities and necessary to the ownership, occupation or use of its properties or the conduct of its business, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect, and (c) keep all material properties in good working order and condition (normal wear and tear and damage by casualty excepted) and from time to time make all necessary repairs to and renewals and replacements of such properties, except to the extent that any of such properties are obsolete or are being replaced or, in the good faith judgment of the Borrower, are no longer useful or desirable in the conduct of the business.
     5.4 Compliance with Law. Comply in all respects with all Requirements of Law applicable in respect of the conduct of its business and the ownership and operation of its properties, except to the extent the failure to so comply could not reasonably be expected to have a Material Adverse Effect.
     5.5 Payment of Obligations. (a) Pay, discharge or otherwise satisfy at or before maturity all liabilities and obligations as and when due (subject to any applicable subordination, grace and notice provisions), except to the extent failure to do so could not reasonably be expected to have a Material Adverse Effect, and (b) pay and discharge all taxes, assessments and governmental charges or levies imposed upon it, upon its income or profits or upon any of its properties, prior to the date on which penalties would attach thereto, and all lawful claims that, if unpaid, would become a Lien (other than a Permitted Lien) upon any of the properties of the Borrower, HB Service or any of their respective Subsidiaries; provided, however, that the Borrower, HB Service and their respective Subsidiaries shall not be required to pay any such liability, obligation, tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings and as to which such party is maintaining adequate reserves with respect thereto in accordance with GAAP.
     5.6 Maintenance of Books and Records; Inspection. Maintain adequate books, accounts and records, and prepare all financial statements required under this Agreement in accordance with GAAP and in compliance with the regulations of any Governmental Authority having jurisdiction over it. The Borrower and HB Service shall permit any employee or representative of the Bank to visit and inspect any of its properties, to examine and audit its books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss its affairs, finances and accounts with its officers and, upon prior notice to the Borrower, its independent public accountants (and by this provision the Borrower authorizes said accountants to discuss its finances and affairs with the Bank and to provide the Bank with access to such accountants’ work papers), all upon reasonable notice during business hours and as often as may be reasonably requested.
     5.7 Maintenance of Insurance. Maintain and pay for insurance upon the Borrower, HB Service and their respective Subsidiaries, and their respective property, wherever located, covering casualty, hazard, public liability, product liability, business interruption, boiler, fidelity and such other risks, casualties and contingencies as is customary in the business in which the Borrower and HB Service are engaged, all in such amounts and with such insurance companies as shall be reasonably satisfactory to the Bank.
     5.8 Compliance with ERISA.
     (a) The Borrower will, and will cause HB Service and each of their respective Subsidiaries and each member of the Controlled Group to, comply in all material respects with ERISA and the Code and the regulations and requirements of the PBGC, except where the necessity of such compliance is being contested in good faith through appropriate proceedings.
     (b) The Borrower, HB Service and each member of the Controlled Group will make timely payment of contributions required to meet the minimum funding standards set forth in ERISA and the Code with respect to any Plan, and will not take any action or fail to take action the result of which action or inaction could be a material liability for the Borrower, HB Service or a member of the Controlled Group to the PBGC or a Multiemployer Plan. Neither the

Borrower, HB Service nor a member of the Controlled Group will participate in a prohibited transaction, as defined in Section 406 of ERISA or Section 4975(c) of the Code, which could subject either the Borrower, HB Service or a member of the Controlled Group to any material civil penalty under ERISA or material tax under the Code.
     5.9 Name Change. Notify the Bank at least thirty (30) days prior to the effective date of any change of its name, and prior to such effective date the Borrower or such Person shall have executed any required amended or new UCC financing statements and other documents necessary to maintain and continue the perfected security interests of the Bank in all of its collateral and shall have taken such other actions and executed such documents as the Bank shall reasonably require.
     5.10 Creation of Subsidiaries. Subject to the provisions of Section 7.12, the Borrower or HB Service may from time to time create new Subsidiaries and the Subsidiaries of each of the Borrower and HB Service may create new Subsidiaries, provided that concurrently with (and in any event within ten (10) Business Days after) the creation thereof:
     (a) Each such new Subsidiary will execute and deliver to the Bank (i) a joinder to the Guaranty or HB Service Guaranty, as applicable, pursuant to which such new Subsidiary shall become a guarantor thereunder and shall guarantee the payment in full of the Obligations of the Borrower under this Agreement and the other Credit Documents, and (ii) a joinder to the Security Agreement or HB Service Security Agreement, as applicable, pursuant to which such new Subsidiary shall become a party thereto and shall grant to the Bank a first priority Lien upon and security interest in its accounts receivable, inventory, equipment, general intangibles and other personal property as collateral for its obligations under the Guaranty, subject only to Permitted Liens; and
     (b) The Borrower or HB Service, as applicable, will deliver to the Bank a certificate of the secretary or an assistant secretary of such Subsidiary, in form and substance reasonably satisfactory to the Bank, certifying (i) that attached thereto is a true and complete copy of the articles or certificate of incorporation, certificate of formation or other organizational document and all amendments thereto of such Subsidiary, certified as of a recent date by the Secretary of State (or comparable Governmental Authority) of its jurisdiction of organization, and that the same has not been amended since the date of such certification, (ii) that attached thereto is a true and complete copy of the bylaws, operating agreement or similar governing document of such Subsidiary, as then in effect and as in effect at all times from the date on which the resolutions referred to in clause (iii) below were adopted to and including the date of such certificate, (iii) that attached thereto is a true and complete copy of resolutions adopted by the board of directors (or similar governing body) of such Subsidiary, authorizing the execution, delivery and performance of the Credit Documents to which it is a party, and (iv) as to the incumbency and genuineness of the signature of each officer of such Subsidiary executing such Credit Documents, and attaching all such copies of the documents described above;
provided, however, that the provisions of this Section 5.10 shall not be required with respect to foreign Subsidiaries; provided further that the Borrower or HB Service shall obtain the consent of Bank prior to the creation of a foreign Subsidiary.

     5.11 OFAC, PATRIOT Act Compliance. (a) Refrain from doing business in a Sanctioned Country or with a Sanctioned Person in violation of the economic sanctions of the United States administered by OFAC, and (b) provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Bank in order to assist the Bank in maintaining compliance with the PATRIOT Act.
     5.12 Banking Relationship. The Borrower and HB Service shall maintain a significant operating relationship with the Bank during the period for which any Loans or the Revolving Credit Commitment is outstanding, including without limitation, maintaining its primary depository account, cash management and lockbox services with the Bank.
     5.13 Further Assurances. Make, execute, endorse, acknowledge and deliver to the Bank any amendments, restatements, modifications or supplements hereto and any other agreements, instruments or documents, and take any and all such other actions, as may from time to time be reasonably requested by the Bank to effect, confirm or further assure or protect and preserve the interests, rights and remedies of the Bank under this Agreement and the other Credit Documents.
ARTICLE VI
FINANCIAL COVENANTS
     The Borrower covenant and agrees that, until payment in full of all Obligations of the Borrower to the Bank the Borrower will not:
     6.1 Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio (i) as of the last day of the Fiscal Quarter ending December 31, 2008, to be less than 1.0 to 1.0 and (ii) as of the last day of any Fiscal Quarter thereafter, to be less than 1.25 to 1.0.
     6.2 Minimum Net Worth. Permit the aggregate Consolidated Net Worth of the Borrower and HB Service as of any date to be less than (i) $4,500,000, for any date prior to December 31, 2008, and (ii) $5,500,000 plus 75% of the Consolidated Net Income for the Borrower and HB Service for the fiscal year ending December 31, 2008, for December 31, 2008 and any date thereafter (provided that Consolidated Net Income for any such Fiscal Year shall be taken into account for purposes of this calculation only if positive).
     6.3 Funded Debt to EBITDA Ratio. Permit the Funded Debt to EBITDA Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending December 31, 2008, to be greater than 3.00:1.00.

ARTICLE VII
NEGATIVE COVENANTS
     Until payment in full of all Obligations of the Borrower to the Bank, the Borrower will not, will not permit its Subsidiaries to and will not permit HB Service or any of its Subsidiaries to, without the express prior written approval of the Bank:
     7.1 Mergers; Consolidations. Merge or consolidate with or into any other Person, liquidate, wind up or dissolve; provided, however, that HB Service or any of its Subsidiaries, any Franchisee or any Subsidiary of the Borrower may merge or consolidate with, or be liquidated into, (i) the Borrower or HB Service (so long as the Borrower or HB Service, as the case may be, is the surviving or continuing entity) or (ii) any other Subsidiary of the Borrower or HB Service (so long as the surviving or continuing entity is a Subsidiary Guarantor or a party to the HB Service Guaranty), and in each case (x) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, and (y) in the case of the merger or consolidation with a Franchisee, the transaction would have been permitted under Section 7.5(xi).
     7.2 Indebtedness. Directly or indirectly issue, assume, create, incur or suffer to exist any Indebtedness, or permit HB Service to directly or indirectly issue, assume, create, incur or suffer to exist, any Indebtedness except for:
     (i) Indebtedness of the Borrower, HB Service and their respective Subsidiaries in favor of the Bank incurred under this Agreement and the other Credit Documents;
     (ii) Indebtedness of the Borrower and its Subsidiaries in favor of the Bank incurred under the $15,000,000 Credit Agreement and the Credit Documents (as defined therein);
     (iii) Indebtedness of the Borrower or HB Service to their respective shareholders, provided that all such Indebtedness shall be expressly subordinated in right of payment and performance to the Obligations on terms reasonably satisfactory to the Bank;
     (iv) Indebtedness of HB Service to the Borrower and Indebtedness from the Borrower to HB Service;
     (v) Indebtedness of HB Service consisting of seller notes on franchise and other acquisitions, with all such Indebtedness of HB Service existing as of the Third Amendment Date set forth on Schedule 7.2(v) hereof, which schedule shall identify the principal amount, lender, interest rate, maturity date and principal repayment schedule of such Indebtedness; provided that all such Indebtedness existing at any time shall not exceed $5,000,000; and provided further that Borrower shall deliver to the Bank an updated Schedule 7.2(v) with the financial statements required to be delivered by Sections 5.1(a) and 5.1(b) identifying all such Indebtedness existing as of such date;

     (vi) Indebtedness of the Borrower and its Subsidiaries in favor of California First Leasing Corporation with respect to the lease of, or sale and leaseback with respect to, certain equipment, provided that all such Indebtedness does not exceed $500,000;
     (vii) Indebtedness secured by Permitted Liens;
     (viii) Indebtedness of the Borrower under Hedge Agreements entered into in connection with this Agreement or in the ordinary course of business to manage existing or anticipated interest rate or foreign currency risks and not for speculative purposes;
     (ix) purchase money Indebtedness of the Borrower and its Subsidiaries, and HB Service and its Subsidiaries incurred solely to finance the acquisition, construction or improvement of any equipment, real property or other fixed assets in the ordinary course of business, including Indebtedness in respect of Capitalized Lease Obligations, provided that all such Indebtedness shall not exceed $1,500,000 in aggregate principal amount outstanding at any time;
     (x) notwithstanding subsection (iv) above, purchase money Indebtedness of the Borrower or HB Service incurred pursuant to an agreement to be entered into with Microsoft Corp. for the purchase of software and accompanying licenses for a purchase price not to exceed $2,000,000; and
     (xi) other Indebtedness of the Borrower and its Subsidiaries or HB Service and its Subsidiaries incurred in the ordinary course of business.
     7.3 Liens and Encumbrances. Create, assume or suffer to exist any Lien in or on any of its property, real or personal, whether now owned or hereafter acquired, except for (collectively, the “Permitted Liens”):
     (i) Liens in favor of the Bank created by or otherwise existing under or in connection with this Agreement and the other Credit Documents;
     (ii) Liens imposed by mandatory provisions of law of carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business for sums not yet due and payable;
     (iii) Liens incurred in the ordinary course of business in connection with worker’s compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure the performance of letters of credit, bids, tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business, provided that all such liens in the aggregate have no reasonable likelihood of causing a Material Adverse Effect;
     (iv) Liens for current taxes, assessments or other governmental charges that are not delinquent or remain payable without any penalty or that are being contested in good faith and with due diligence by appropriate proceedings, provided that all such liens in the aggregate have no reasonable likelihood of causing a Material Adverse Effect and, if requested by the Bank, the Borrower or such Subsidiary has established reserves satisfactory to the Bank with respect thereto;
     (v) Liens of judgments, execution, attachment or similar process which will not result or have not yet resulted in the occurrence of an Event of Default as set forth in Sections 8.1(k) or (l) hereof;
     (vi) Liens with respect to any Realty occupied by the Borrower or any of its Subsidiaries, or HB Service or any of its Subsidiaries, (a) all easements, rights of way, reservations, licenses, encroachments, variations and similar restrictions, charges and encumbrances on title that do not secure monetary obligations and do not materially impair the use of such property for its intended purposes or the value thereof, and (b) any other Lien or exception to coverage described in mortgagee policies of title insurance issued in favor of and accepted by the Bank;
     (vii) Liens securing the purchase money Indebtedness permitted under Section 7.2(ix), provided that (x) any such Lien shall attach to the property being acquired, constructed or improved with such Indebtedness concurrently with or within ninety (90) days after the acquisition (or completion of construction or improvement) by the Borrower or such Subsidiary, (y) the amount of the Indebtedness secured by such Lien shall not exceed the cost to the Borrower, HB Service or such Subsidiary of acquiring, constructing or improving the property and any other assets then being financed solely by the same financing source, and (z) any such Lien shall not encumber any other property of the Borrower, HB Service or any of its Subsidiaries except assets then being financed solely by the same financing source;
     (viii) Liens of California First Leasing Corporation with respect to the certain equipment leased therefrom and securing the Indebtedness permitted under Section 7.2(vi); and
     (ix) Liens securing the Indebtedness permitted under Section 7.2(v) with respect to the assets of the franchise or other entity acquired thereby, with all such Liens existing as of the Third Amendment Date set forth on Schedule 7.3(ix) hereof; provided that the Indebtedness giving rise to such Liens shall not exceed $2,500,000 at any time without the prior written consent of the Bank (not to be unreasonably withheld, delayed or conditioned); and provided further that Borrower shall deliver to the Bank an updated Schedule 7.3(ix) with the financial statements required to be delivered by Sections 5.1(a) and 5.1(b) identifying all such Liens existing at such time.
     7.4 Disposition of Assets. Sell, lease, transfer, convey or otherwise dispose of any of its assets or property, other than:
     (i) the sale or other disposition of inventory or Cash Equivalents in the ordinary course of business, the sale or write-off of past due or impaired accounts receivable for collection purposes (but not for factoring, securitization or other financing purposes), and the termination or unwinding of Hedge Agreements permitted hereunder;

     (ii) the sale, exchange or other disposition in the ordinary course of business of equipment or other assets that are obsolete or no longer necessary for the operations of the Borrower, HB Service and their respective Subsidiaries with an aggregate net book value on the Borrower’s or HB Service’s, as the case may be, balance sheet of no more than $100,000 in the aggregate;
     (iii) dividends permitted under Section 7.6; and
     (iv) the sale of all or any portion of any Franchisee or complimentary business for fair value so long as the proceeds of all such sales do not exceed $500,000 in any Fiscal Year.
     7.5 Restricted Investments. Purchase, own, invest in or otherwise acquire, directly or indirectly, any stock, evidence of indebtedness, or other obligation or security or any interest whatsoever in any other Person, or make or permit to exist any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any Person (collectively, “Investments”), except for:
     (i) Investments consisting of Cash Equivalents;
     (ii) Investments consisting of the extension of trade credit, the creation of prepaid expenses, and the purchase of inventory, supplies, equipment and other assets, in each case by the Borrower, HB Service and their respective Subsidiaries in the ordinary course of business;
     (iii) Investments (including equity securities and debt obligations) of the Borrower, HB Service and their respective Subsidiaries received in connection with the bankruptcy or reorganization of suppliers and customers and in good faith settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;
     (iv) without duplication, Investments with related Persons expressly permitted under Section 7.7;
     (v) Investments of the Borrower under Hedge Agreements entered into in connection with this Agreement or in the ordinary course of business to manage existing or anticipated interest rate or foreign currency risks and not for speculative purposes;
     (vi) Investments consisting of loans or advances by the Borrower to HB Service;
     (vii) Investments consisting of loans or advances by HB Service to the Borrower;
     (viii) Investments in connection with the creation (but not acquisition) of new Subsidiaries organized under the laws of one of the United States, provided the Borrower, or HB Service, as applicable, complies with the terms of Section 5.10;

     (ix) Investments in connection with the creation (but not acquisition) of new Subsidiaries organized under the laws of Canada or Australia, provided that in no event shall such investments exceed an aggregate amount of (x) $500,000 per foreign Subsidiary in Australia or (y) $7,500,000 per foreign Subsidiary in Canada;
     (x) Investments in connection with the creation (but not acquisition) of new Subsidiaries organized under the laws of a jurisdiction outside of the United States (other than Canada and Australia), provided that in no event shall such investments exceed an aggregate amount of $250,000 per foreign Subsidiary;
     (xi) Investments consisting of the acquisition of capital stock or substantially all the assets of Franchisees in the United States, Canada or Australia, provided that (i) immediately after giving pro forma effect to such acquisition (and the incurrence of any Indebtedness in connection therewith), the Borrower is in compliance with the financial covenants set forth in Article VI for the Fiscal Quarter most recently ended for which financial statements are required to have been delivered under Section 5.1(a) or 5.1(b), and (ii) in the case of an acquisition of capital stock, the Borrower, or HB Service, as the case may be, complies with Section 5.10; and
     (xii) other Investments of the Borrower, HB Service and their respective Subsidiaries not otherwise permitted under this Section 7.5 (including joint ventures, but excluding Investments in Subsidiaries organized under the laws of a foreign jurisdiction) in an aggregate amount not exceeding $7,500,000 at any time outstanding for all such Investments, provided that immediately after giving pro forma effect to such Investment (and the incurrence of any Indebtedness in connection therewith), the Borrower is in compliance with the financial covenants set forth in Article VI for the Fiscal Quarter most recently ended for which financial statements are required to have been delivered under Section 5.1(a) or 5.1(b).
     7.6 Restricted Payments. Directly or indirectly, declare or make any dividend payment, or make any other distribution of cash, property or assets, in respect of any of its Capital Stock, or purchase, redeem, retire or otherwise acquire for value any shares of its Capital Stock, or set aside funds for any of the foregoing, except that:
     (i) the Borrower, HB Service and any of their respective Subsidiaries may declare and make dividend payments or other distributions payable solely in its Capital Stock, in each case to the extent not prohibited under applicable Requirements of Law;
     (ii) each Subsidiary of the Borrower and HB Service may declare and make dividend payments or other distributions to the Borrower or HB Service, as applicable, or to another Subsidiary of the Borrower or HB Service, as applicable, in each case (x) to the extent not prohibited under applicable Requirements of Law, and (y) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom; and

     (iii) the Borrower and HB Service may declare and make dividend payments and other distributions in cash if no Default or Event of Default shall have occurred and be continuing or would result therefrom.
     7.7 Transactions With Affiliates. Except as otherwise permitted by Sections 7.2 and 7.6, directly or indirectly make any loan or advance to, or purchase, assume or guarantee any indebtedness to or from, any of its officers, directors, stockholders, Franchisees or Affiliates, or to or from any member of the immediate family of any of its officers, directors, stockholders, Franchisees or Affiliates, or subcontract any operations to any Affiliate, except, in the case of the Borrower, for loans and advances to HB Service in accordance with Section 7.5(vi), in the case of HB Service, for loans and advances to the Borrower in accordance with Section 7.5(vii), and, in each case, travel or other reasonable expense advances to employees in the ordinary course of business not to exceed $100,000 in the aggregate; or enter into any other transaction with any Affiliate, except (i) with respect to the transactions described on Schedule 7.7 hereto or (ii) pursuant to the reasonable requirements of the business of such Franchisee or Affiliate and on terms substantially no more favorable to such Franchisee or Affiliate than those that such Franchisee or Affiliate would obtain in a comparable arms-length transaction with a Person not an Affiliate.
     7.8 Sale-Leaseback Transactions. Directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an operating lease or a Capital Lease, of any property (whether real, personal or mixed, and whether now owned or hereafter acquired) (i) that the Borrower, HB Service or any of their respective Subsidiaries has sold or transferred (or is to sell or transfer) to a Person that is not a party to this Agreement or any of the Credit Documents or (ii) that the Borrower, HB Service or any of their respective Subsidiaries intends to use for substantially the same purpose as any other property that, in connection with such lease, has been sold or transferred (or is to be sold or transferred) by the Borrower, HB Service or any of their Subsidiaries to another Person that is not a party to this Agreement or any of the Credit Documents, in each case except for transactions otherwise expressly permitted under this Agreement.
     7.9 Certain Amendments. (a) Amend, modify or waive, or permit the amendment, modification or waiver of, any provision of material contract; or (b) amend, modify or change any provision of its articles or certificate of incorporation or formation, bylaws, operating agreement or other applicable formation or organizational documents, as applicable, the terms of any class or series of its Capital Stock, or any agreement among the holders of its Capital Stock or any of them; in each case other than in a manner that could not reasonably be expected to adversely affect the Bank in any material respect (provided that the Borrower shall give the Bank notice of any such amendment, modification or change covered by subsection (b) above, together with certified copies thereof).
     7.10 Limitation on Certain Restrictions. Directly or indirectly, create or otherwise cause or suffer to exist or become effective any restriction or encumbrance on (a) the ability of the Borrower, HB Service or any of their respective Subsidiaries to perform and comply with their respective obligations under the Credit Documents or (b) the ability of any Subsidiary of the Borrower or HB Service to make any dividend payment or other distribution in respect of its Capital Stock, to repay Indebtedness owed to the Borrower, HB Service or any other Subsidiary of the Borrower or HB Service, to make loans or advances to the Borrower, HB Service or any of their respective Subsidiaries, or to transfer any of its assets or properties to the Borrower, HB Service or any other of their respective Subsidiaries, except (in the case of clause (b) above only) for such restrictions or encumbrances existing under or by reason of (i) this Agreement and the other Credit Documents, (ii) applicable Requirements of Law, (iii) customary non-assignment provisions in leases and licenses of real or personal property entered into by the Borrower or any Subsidiary as lessee or licensee in the ordinary course of business, restricting the assignment or transfer thereof or of property that is the subject thereof, and (iv) customary restrictions and conditions contained in any agreement relating to the sale of assets (including Capital Stock of a Subsidiary) pending such sale, provided that such restrictions and conditions apply only to the assets being sold and such sale is permitted under this Agreement.
     7.11 No Other Negative Pledges. Enter into or suffer to exist any agreement or restriction that, directly or indirectly, prohibits or conditions the creation, incurrence or assumption of any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or agree to do any of the foregoing, except for such agreements or restrictions existing under or by reason of (i) this Agreement and the other Credit Documents, (ii) applicable Requirements of Law, (iii) any agreement or instrument creating a Permitted Lien (but only to the extent such agreement or restriction applies to the assets subject to such Permitted Lien), (iv) customary provisions in leases and licenses of real or personal property entered into by the Borrower, HB Service or any of their respective Subsidiaries as lessee or licensee in the ordinary course of business, restricting the granting of Liens therein or in property that is the subject thereof, and (v) customary restrictions and conditions contained in any agreement relating to the sale of assets (including Capital Stock of a Subsidiary) pending such sale, provided that such restrictions and conditions apply only to the assets being sold and such sale is permitted under this Agreement.
     7.12 Subsidiaries or Partnerships. Become a partner or joint venturer in any partnership or joint venture, unless the Borrower shall give the Bank at least thirty (30) days’ prior written notice thereof or as soon thereafter as reasonably practicable, or (b) acquire or create any Subsidiary or divest itself of any material assets by transferring them to any Subsidiary, unless (i) in the case of a domestic Subsidiary, the Borrower shall give the Bank notice thereof at least thirty (30) days’ prior or as soon thereafter as reasonably practicable, (ii) in the case of a foreign Subsidiary, the Borrower shall obtain the prior consent of the Bank, and (iii) whether such Subsidiary is a domestic Subsidiary or a foreign Subsidiary, such Subsidiary shall comply with all of the conditions and requirements set forth in Section 5.10.
     7.13 Lines of Business. Engage in any business other than the business in which it is currently engaged or a business reasonably related thereto, or make any material change in its business objectives.
     7.14 Fiscal Year. Change its Fiscal Year or its method of determining Fiscal Quarters.
     7.15 Accounting Changes. Other than as permitted pursuant to Section 1.2, make or permit any material change in its accounting policies or reporting practices, except as may be required by GAAP.

ARTICLE VIII
EVENTS OF DEFAULT; REMEDIES
     8.1 Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:
     (a) The Borrower shall fail to pay when due any principal amount or any interest, fees or other charges payable under this Agreement, the Note or under any other Credit Document;
     (b) The Borrower shall fail to observe or perform any covenant, restriction or agreement contained in Sections 5.1, 5.2 and 5.3 or Articles VI or VII of this Agreement;
     (c) The Borrower shall fail to observe or perform any covenant, restriction or agreement contained in this Agreement and not described in Sections 8.1(a) or (b) above for fifteen (15) days after the earlier of a Responsible Officer (i) obtaining knowledge of such failure, or
(ii) receiving written notice of such failure from the Bank;
     (d) Any representation, warranty, certification or statement made or deemed made by the Borrower, HB Service or any of their respective Subsidiaries in Article IV of this Agreement, in any other Credit Document or in any certificate, financial statement or other document delivered pursuant to this Agreement or any other Credit Document shall prove to have been incorrect in any material respect when made or deemed made;
     (e) The occurrence and continuance of any default or event of default on the part of the Borrower or HB Service (including specifically, but without limitation, defaults due to nonpayment) under the terms of any agreement, document or instrument pursuant to which such Person has incurred any Indebtedness for money borrowed in excess of $100,000, which default would permit acceleration of such indebtedness;
     (f) The occurrence and continuance of any default or event of default (i) under any of the other Credit Documents or (ii) under any other loan, contract or agreement between the Borrower, HB Service or any of their respective Subsidiaries or the holder(s)of Borrower’s or HB Service’s majority ownership interest, on the one hand, and the Bank or any of Bank’s Affiliates on the other, including without limitation, the $15,000,000 Credit Agreement;
     (g) Any Security Document for any reason cease to be in full force and effect or cease to be effective to give the Bank a valid and perfected security interest in and Lien upon the collateral purported to be covered thereby, subject to no Liens other than Permitted Liens, in each case unless any such cessation occurs in accordance with the terms thereof or is due to any act or failure to act on the part of the Bank; or any party to a Security Document (other than the Bank) shall assert any of the foregoing; or any Person acting on behalf of any such Person shall deny or disaffirm such Person’s obligations under any Security Document;
     (h) The Borrower, HB Service or any of their respective Subsidiaries (i) files a petition for relief under the Bankruptcy Code or any other insolvency law or seeking to adjudicate it bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fails to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (ii) takes any corporate action to authorize or effect any of the foregoing actions, (iii) generally fails to pay, or admits in writing its inability to pay, its debts as such debts become due; (iv) shall apply for, seek or consent to, or acquiesce in, the appointment of a custodian, receiver, trustee, examiner, liquidator or similar official for it or for any material portion of its assets; (v) benefits from or is subject to the entry of an order for relief under any bankruptcy or insolvency law; or (vi) makes an assignment for the benefit of creditors;
     (i) Failure of the Borrower, HB Service or any of their respective Subsidiaries within thirty (30) days after the commencement of any proceeding against it seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, to have such proceeding dismissed, or to have all orders or proceedings thereunder affecting the operations or the business of the Borrower, HB Service or such Subsidiary stayed, or failure of the Borrower, HB Service or such Subsidiary within thirty (30) days after the appointment, without its consent or acquiescence, of any custodian, receiver trustee, examiner, liquidator or similar official for it or for any material portion of its assets, to have such appointment vacated;
     (j) The Borrower or HB Service ceases to be Solvent, or ceases to conduct its business substantially as now conducted or is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs;
     (k) The entry of one or more judgments or orders for the payment of money in excess of $250,000 in the aggregate against the Borrower, HB Service or any of their respective Subsidiaries and such judgment(s) or order(s) shall continue unsatisfied and unstayed for a period of thirty (30) days, unless the Borrower, HB Service or the relevant Subsidiary elects to appeal such judgment or judgments and (i) the appeal is perfected within the statutory period, and (ii) the Borrower, HB Service or such Subsidiary had posted an appropriate bond necessary to prevent collection upon the judgment while the appeal is pending;
     (1) The issuance of a writ of execution, attachment or similar process against the Borrower, HB Service or any of their respective Subsidiaries which shall not be dismissed, stayed, discharged or bonded within thirty (30) days after a Responsible Officer acquires knowledge thereof;
     (m) A notice of lien, levy or assessment in excess of $100,000 is filed of record with respect to all or any portion of the assets of the Borrower, HB Service or any of their respective Subsidiaries by the United States, or any department, agency or instrumentality thereof, or by any other Governmental Authority, including, without limitation, the PBGC, or if any taxes or debts in excess of $100,000 owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the Borrower, HB Service or such Subsidiary in each case and the same is not satisfied, released, discharged or bonded within thirty (30) days after the same becomes a lien or encumbrance or, in the case of ad valorem taxes, prior to the last day when payment may be made without material penalty;

     (n) Any ERISA Event or any other event or condition shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result thereof, together with all other ERISA Events and other events or conditions then existing, the Borrower and its ERISA Affiliates have incurred or would be reasonably likely to incur liability to any one or more Plans or Multiemployer Plans or to the PBGC (or to any combination thereof) in excess of $100,000;
     (o) Any one or more licenses, permits, accreditations or authorizations of the Borrower, HB Service or any of their respective Subsidiaries shall be suspended, limited or terminated or shall not be renewed, or any other action shall be taken, by any Governmental Authority in response to any alleged failure by the Borrower, HB Service or any of their Subsidiaries to be in compliance with applicable Requirements of Law, and such action, individually or in the aggregate, if the event giving rise to such action is not remediated within thirty (30) days of notice of any of the foregoing events, would be reasonably likely to have a Material Adverse Effect; or
     (p) Steve Berrard and Wayne Huizenga cease collectively to own, either directly or indirectly, on a fully diluted basis (x) a majority of the Capital Stock entitled to vote in the election of directors of the Borrower and HB Service, or (y) a majority of Capital Stock entitled to share in the profits of the Borrower and HB Service generally.
     8.2 Remedies. Upon the occurrence and during the continuance of any Event of Default:
     (a) Termination of Revolving Credit Commitment; Acceleration of Indebtedness. The Bank may, in its sole discretion, (i) terminate the Revolving Credit Commitment, which shall thereupon terminate; (ii) declare all or any part of the Obligations immediately due and payable, whereupon such Obligations shall become immediately due and payable without presentment, demand, protest, notice or legal process of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that all Obligations shall automatically become due and payable upon the occurrence of an Event of Default under Sections 8.1(g) or (i); (iii) require the Borrower to pay to the Bank cash collateral in an amount equal to the Letter of Credit Exposure then outstanding, which cash collateral shall immediately become due and payable; and (iv) pursue all other remedies available to it by contract, at law or in equity, including but not limited to its rights under the Security Documents.
     (b) Right of Set-off. The Bank may, and is hereby authorized by the Borrower, at any time and from time to time, to the fullest extent permitted by applicable laws, without advance notice to the Borrower (any such notice being expressly waived by the Borrower), set off and apply any and all deposits (general or special, time or demand, provisional or final but specifically excluding the Swisher Hygiene Irrevocable Trust Account (or its successor)) at any time held and any other indebtedness at any time owing by the Bank or any of its Affiliates to or for the credit or the account of the Borrower against any or all of the Obligations of the Borrower under this Agreement or the other Credit Documents now or hereafter existing, whether or not such obligations have matured. The Bank agrees promptly to notify the Borrower after any such set-off or application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

     (c) Rights and Remedies Cumulative; Non-Waiver; etc. The enumeration of the Bank’s rights and remedies set forth in this Agreement is not intended to be exhaustive and the exercise by the Bank of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder, under the other Credit Documents or under any other agreement between the Borrower and the Bank or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrower and the Bank or their agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Credit Documents or to constitute a waiver of any Event of Default.
ARTICLE IX
MISCELLANEOUS
     9.1 Costs, Expenses and Taxes. The Borrower agrees to pay on demand all reasonable out-of-pocket expenses of the Bank, including reasonable fees and disbursements of counsel, in connection with: (i) the preparation, execution and delivery of this Agreement and the other Credit Documents, (ii) any amendments, supplements, consents or waivers hereto or to the Credit Documents, and (iii) the administration or enforcement of this Agreement and the other Credit Documents. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement and the other Credit Documents and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. It is the intention of the parties hereto that the Borrower shall pay amounts referred to in this Section directly. In the event the Bank pays any of the amounts referred to in this Section directly, the Borrower will reimburse the Bank for such advances and interest on such advance shall accrue until reimbursed at the Default Rate.
     9.2 Indemnification. From and at all times after the date of this Credit Agreement, and in addition to all of the Bank’s other rights and remedies against the Borrower, the Borrower agrees to indemnify, defend and hold harmless the Bank and its directors, officers, employees, agents, successors, assigns and affiliates from and against the following (collectively “Costs”): any and all claims (whether valid or not), losses, damages, actions, suits, inquiries, investigations, administrative proceedings, judgments, liens, liabilities, penalties, fines, amounts paid in settlement, requirements of Governmental Authorities, punitive damages, interest, damages to natural resources and other costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys’ fees and expenses, court costs and fees, and consultant and expert witness fees and expenses) arising in any manner, directly or indirectly, out of or by reason of (a) the negotiation, preparation, execution or performance of this Agreement or the other Credit Documents, or any transaction contemplated herein or therein, whether or not the Bank or any other party protected under this Section is a party to any action, proceeding or suit in question, or the target of any inquiry or investigation in question; provided, however, that no indemnified party shall have the right to be indemnified hereunder for any liability resulting from the willful misconduct or gross negligence of such indemnified party (as finally determined by a court of competent jurisdiction), (b) any breach of any of the covenants, warranties or representations of the Borrower hereunder or under any other Credit Document, (c) any lien or charge upon amounts payable hereunder by the Borrower to the Bank or any taxes, assessments, impositions and other charges in respect of the collateral secured by the Security Documents, (d) damage to property or any injury to or death of any person that may be occasioned by any cause whatsoever pertaining to any such collateral or the use thereof, (e) any violation or alleged violation of any Environmental Law, federal or state securities law, common law, equitable requirement or other legal requirement by the Borrower or with respect to any property owned, leased or operated by the Borrower (in the past, currently or in the future), or (f) any presence, generation, treatment, storage, disposal, transport, movement, release, suspected release or threatened release of any Hazardous Material on, in, to or from any property (or any part thereof including without limitation the soil and groundwater thereon and thereunder) owned, leased or operated by the Borrower (in the past, currently or in the future).
     All Costs shall be additional Obligations of the Borrower under this Credit Agreement, shall be payable on demand to the party to be indemnified, and shall be secured by the lien of the Security Documents.
     Without limiting the foregoing, the Borrower shall be obligated to pay, on demand, the reasonable costs of any investigation, monitoring, assessment, enforcement, removal, remediation, restoration or other response or corrective action undertaken by the Bank or any other indemnified party, or their respective agents, with respect to any property owned, leased or operated by the Borrower.
     It is expressly understood and agreed that the obligations of the Borrower under this Section shall not be limited to any extent by payment of the Obligations and termination of this Agreement and shall remain in full force and effect until expressly terminated by the Bank in writing.
     9.3 Arbitration; Preservation and Limitation of Remedies.
     (a) Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement or any other Credit Document (“Disputes”) between the Borrower and the Bank shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from documents executed in the future, disputes as to whether a matter is subject to arbitration, or claims arising out of or connected with the transactions contemplated by this Agreement and the other Credit Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the “Arbitration Rules”) of the American Arbitration Association (the “AAA”), as in effect from time to time, and the Federal Arbitration Act, Title 9 of the U.S. Code, as amended. All arbitration hearings shall be conducted in the city in which the principal demand for arbitration and all hearings shall be concluded within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of sixty (60) days. The expedited procedures set forth in Rule 51 et seg. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys selected from the Commercial Financial Dispute Arbitration panel of the AAA. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. Notwithstanding the foregoing, this arbitration provision does not apply to Disputes under or related to any Hedge Agreement. The parties do not waive applicable federal or state substantive law except as provided herein.
     (b) Notwithstanding the preceding binding arbitration provisions, the parties hereto agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, either alone, in conjunction with or during a Dispute. Any party hereto shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any Collateral by exercising a power of sale granted pursuant to any of the Credit Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help, including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies, including injunctive relief, sequestration, garnishment, attachment, appointment of a receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party’s entitlement to such remedies is a Dispute. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute. The parties hereto agree that no party shall have a remedy of punitive or exemplary damages against any other party in any Dispute, and each party hereby waives any right or claim to punitive or exemplary damages that it has now or that may arise in the future in connection with any Dispute, whether such Dispute is resolved by arbitration or judicially. The parties acknowledge that by agreeing to binding arbitration they have irrevocably waived any right they may have to a jury trial with regard to a Dispute. The Borrower agrees to pay the reasonable fees and expenses of counsel to the Bank in connection with any Dispute subject to arbitration as provided herein.
     9.4 Waiver of Automatic or Supplemental Stay. In the event that a petition for relief under any chapter of the Bankruptcy Code is filed by or against the Borrower, the Borrower promises and covenants that it will not seek a supplemental stay pursuant to Bankruptcy Code §§ 105 or 362 or any other relief pursuant to Bankruptcy Code § 105 or any other provision of the Bankruptcy Code, whether injunctive or otherwise, which would stay, interdict, condition, reduce or inhibit the Bank’s ability to enforce any rights it has, at law or in equity, to collect the Obligations from any Person other than the Borrower.
     9.5 Notices. All demands, notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be deemed to have been given when the writing is delivered, if given or delivered by hand, overnight delivery service or facsimile transmitter (with confirmed receipt), or five (5) days after being mailed, if mailed, by first class, registered or certified mail, postage prepaid, to the address or telecopy number set forth below:

Party	Address
Borrower	Swisher International, Inc.
4725 Piedmont Row Drive, Suite 400
Charlotte, North Carolina 28210
Attention: Hugh H. Cooper
Telephone: (704) 602-7160
Fax: (704) 602-7983

Bank	Wachovia Bank, National Association
301 South Tryon Street, 28th Floor
Charlotte, North Carolina 28288-0334
Attention: Cavan Harris
Telephone: (704) 383-6423
Telecopy: (704) 374-6483
The Borrower or the Bank may, by notice given hereunder, designate any further or different addresses or telecopy numbers to which subsequent demands, notices, approvals, consents, requests or other communications shall be sent or persons to whose attention the same shall be directed.
     9.6 Continuing Obligations. All agreements, representations and warranties contained herein or made in writing by or on behalf of the Borrower in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement and the other Credit Documents. The Borrower further agrees that to the extent the Borrower makes a payment to the Bank, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or other similar state or federal statute, or principle of equity, then, to the extent of such repayment by the Bank, the Obligation or part thereof intended to be satisfied by such payment shall be revived and continued in full force and effect as if such payment had not been received by the Bank.
     9.7 Controlling Law. This Agreement and the other Credit Documents shall (except as may be expressly otherwise provided in any Credit Document) be governed by, and construed in accordance with, the law of the State of North Carolina (without regard to the conflicts of law provisions thereof); provided that each Letter of Credit shall be governed by, and construed in accordance with, the laws or rules designated in such Letter of Credit, or if no such laws or rules are designated, the International Standby Practices of the International Chamber of Commerce, as in effect from time to time (the “ISP”), and, as to matters not governed by the ISP, the laws of the State of North Carolina (without regard to the conflicts of law provisions thereof).
     9.8 Successors and Assigns. This Agreement shall be binding upon the Borrower and its successors and assigns and all rights against the Borrower arising under this Agreement shall be for the sole benefit of the Bank.

     9.9 Assignment and Sale. The Borrower may not sell, assign or transfer this Agreement or any of the other Credit Documents or any portion hereof or thereof, including without limitation the Borrower’s rights, title, interests, remedies, powers, and duties hereunder or thereunder. The Bank may assign or sell a participation interest in all or any portion of the Loans to one or more other financial institutions.
     9.10 Entire Agreement. THIS AGREEMENT AND THE DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED CONTEMPORANEOUSLY HEREWITH EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF. THIS AGREEMENT AND THE DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     9.11 Amendment. Any provision of this Agreement or any other Credit Document to which the Borrower is a party may be amended if such amendment is in writing and is signed by the Borrower and the Bank. In connection with any amendment entered into in accordance with this Section at the request of the Borrower or upon an Event of Default, the Borrower shall pay to the Bank a reasonable and customary fee to be negotiated between the Borrower and the Bank. Payment of such fee by the Borrower to the Bank shall be a condition precedent to the effectiveness of such amendment and shall be due on the date such amendment is signed by the Bank. No such fee shall be due in connection with any amendment entered into at the request of the Bank; provided, that no Event of Default shall have occurred and be continuing.
     9.12 Severability. In the event that any provision of this Agreement shall be determined to be invalid or unenforceable by any court of competent jurisdiction, such determination shall not invalidate or render unenforceable any other provision hereof.
     9.13 Confidentiality. The Bank agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it, (c) to the extent required by applicable Requirements of Law or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Credit Document or any Hedge Agreement or any action or proceeding relating to this Agreement or any other Credit Document or any Hedge Agreement or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee or prospective assignee of any of its rights or obligations under this Agreement, or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Bank or any of its Affiliates on a nonconfidential basis from a source other than the Borrower, HB Service or any of their respective Subsidiaries or Affiliates whom the Bank reasonably assumed was not under a confidentiality agreement at the time of the disclosure whom the Bank reasonably assumed was not under a confidentiality agreement at the time of the disclosure.
     For purposes of this Section, “Information” means all information received from the Borrower relating to any of the Borrower, HB Service or any of their respective Subsidiaries or any of their respective businesses, other than any such information that is available to the Bank on a nonconfidential basis prior to disclosure by the Borrower or its Subsidiaries. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information whom the Bank reasonably assumed was not under a confidentiality agreement at the time of the disclosure whom the Bank reasonably assumed was not under a confidentiality agreement at the time of the disclosure.
     9.14 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which, together shall constitute but one and the same instrument.
     9.15 Captions. The captions to the various sections and subsections of this Agreement have been inserted for convenience only and shall not limit or affect any of the terms hereof.
[The remainder of this page is left blank intentionally.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

SWISHER INTERNATIONAL, INC.

By:

Name:

Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

Exhibit B

AMENDED AND RESTATED REVOLVING NOTE

$10,000,000	March 21, 2008 Charlotte, North Carolina
     FOR VALUE RECEIVED, SWISHER INTERNATIONAL, INC. (the “Borrower”), hereby promises, jointly and severally, to pay to the order of
     WACHOVIA BANK, NATIONAL ASSOCIATION (the “Bank”), located at One Wachovia Center, 301 South College Street, Charlotte, North Carolina (or at such other place or places as the Bank may designate), at the times and in the manner provided in the Credit Agreement, dated as of November 14, 2005, as amended by that certain First Amendment to Credit Agreement dated as of April 26, 2006, that certain Second Amendment and Waiver to Credit Agreement dated as of September 8, 2006 and that certain Third Amendment and Waiver to Credit Agreement dated as of even date herewith (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”), between the Borrower and the Bank, the principal sum of
     TEN MILLION DOLLARS ($10,000,000), or such lesser amount as may constitute the unpaid principal amount of the Revolving Loans made by the Bank, under the terms and conditions of this promissory note (this “Revolving Note”) and the Credit Agreement. The defined terms in the Credit Agreement are used herein with the same meaning. The Borrower also promises to pay interest on the aggregate unpaid principal amount of this Revolving Note at the rates applicable thereto from time to time as provided in the Credit Agreement.
     This Revolving Note (i) is an amendment and restatement of that certain $5,000,000 Revolving Note dated as of November 14, 2005, (ii) is being issued in connection with the Third Amendment and Waiver to Credit Agreement dated the date hereof, and (iii) is issued to evidence the Revolving Loans made by the Bank pursuant to the Credit Agreement. All of the terms, conditions and covenants of the Credit Agreement are expressly made a part of this Revolving Note by reference in the same manner and with the same effect as if set forth herein at length, and any holder of this Revolving Note is entitled to the benefits of and remedies provided in the Credit Agreement and the other Credit Documents. Reference is made to the Credit Agreement for provisions relating to the interest rate, maturity, payment, prepayment and acceleration of this Revolving Note.
     In the event of an acceleration of the maturity of this Revolving Note, this Revolving Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.
     In the event this Revolving Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all reasonable and documented out-of-pocket costs of collection, including reasonable attorneys’ fees based on actual hours expended at normal hourly rates.

     This Revolving Note shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina. The Borrower hereby submits to the nonexclusive jurisdiction and venue of the federal and state courts located in Mecklenburg County, North Carolina, although the Bank shall not be limited to bringing an action in such courts.
[Signature on Following Page]

     IN WITNESS WHEREOF, the Borrower has caused this Revolving Note to be executed by its duly authorized corporate officer as of the day and year first above written.

SWISHER INTERNATIONAL, INC.

By:
Name:
Title:

Signature Page to Revolving Note

Exhibit C

GUARANTY
     THIS GUARANTY, dated as of March 21, 2008 (as amended, supplemented or modified from time to time, this “Guaranty”), is made by HB SERVICE, LLC, a Delaware limited liability company (“HB Service”), each of the undersigned Subsidiaries of HB Service, and each other Subsidiary of HB Service that, after the date hereof, executes an instrument of accession hereto substantially in the form of Exhibit A (a “Guarantor Accession”; the undersigned and such other Subsidiaries of the Borrower, collectively, the “Guarantors”), in favor of Wachovia Bank, National Association (the “Bank”). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement referred to below.
BACKGROUND STATEMENT
     A. Swisher International, Inc., a Nevada corporation (the “Borrower”) and the Bank are parties to a Credit Agreement, dated as of November 14, 2005, as amended by that certain First Amendment to Credit Agreement dated as of April 26, 2006, that certain Second Amendment and Waiver to Credit Agreement dated as of September 8, 2006 and that certain Third Amendment and Waiver to Credit Agreement (the “Third Amendment”) dated as of even date herewith, providing for the availability of a $10,000,000 revolving credit facility (the “Loan”) to the Borrower upon the terms and conditions set forth therein (as further amended, modified or supplemented from time to time, the “Credit Agreement”).
     B. As a condition to entering into the Third Amendment and the continued extension of credit to the Borrower under the Credit Agreement, each Guarantor has agreed, by executing and delivering this Guaranty, to guarantee to the Lender the payment in full of the Guaranteed Obligations (as hereinafter defined). The Bank is relying on this Guaranty in its decision to make the Loan to the Borrower, and would not enter into the Third Amendment without this Guaranty.
     C. Each Guarantor, being under direct or indirect common control with the Borrower, will obtain benefits as a result of the Loan, which benefits are hereby acknowledged, and, accordingly, desires to execute and deliver this Guaranty.
STATEMENT OF AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor does hereby covenant and agree with the Bank as follows:
     1. Guaranty.
     (a) Each Guarantor hereby unconditionally and absolutely guarantees to the Bank, the full and prompt payment and performance when due, whether at stated maturity, acceleration or otherwise, of (i)(A) the Loan by the Borrower under the Credit Agreement and pursuant to the Note and the other Credit Documents, including, without limitation, all principal of and interest on the Loan, all fees, expenses, indemnities and other amounts payable by the Borrower under the Credit Agreement or any other Credit Document (including interest accruing after the filing of a petition or commencement of a case by or with respect to the Borrower seeking relief under any applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance laws, whether or not the claim for such interest is allowed in such proceeding), and (B) all obligations of the Borrower to the Bank under any swap agreements (as defined in 11 U.S.C. § 101, as in effect from time to time), and (ii) all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses based on actual hours expended at normal hourly rates) incurred or paid by the Bank in connection with any suit, action or proceeding to enforce or protect any of its rights hereunder (collectively, “Guaranteed Obligations”).
     (b) Notwithstanding the provisions of subsection (a) above and notwithstanding any other provisions contained herein or in any other Credit Document:
     (i) no provision of this Guaranty shall require or permit the collection from any Guarantor of interest in excess of the maximum rate or amount that such Guarantor may be required or permitted to pay pursuant to applicable law; and
     (ii) the liability of each Guarantor under this Guaranty as of any date shall be limited to a maximum aggregate amount (the “Maximum Guaranteed Amount”) equal to the greatest amount that would not render such Guarantor’s obligations under this Guaranty subject to avoidance, discharge or reduction as of such date as a fraudulent transfer or conveyance under applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance laws (collectively, “Insolvency Laws”), in each instance after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under applicable Insolvency Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany indebtedness to the Borrower or any of its Affiliates to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder, and after giving effect as assets to the value (as determined under applicable Insolvency Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (y) applicable law or (z) any agreement (including this Guaranty) providing for an equitable allocation among such Guarantor and other Affiliates of the Borrower of obligations arising under guaranties by such parties).
     (c) The Guarantors desire to allocate among themselves, in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made hereunder on any date by a Guarantor (a “Funding Guarantor”) that exceeds its Fair Share (as hereinafter defined) as of such date, that Funding Guarantor shall be entitled to a contribution from each of the other Guarantors in the amount of such other Guarantor’s Fair Share Shortfall (as hereinafter defined) as of such date, with the result that all such contributions will cause each Guarantor’s Aggregate Payments (as hereinafter defined) to equal its Fair Share as of such date. “Fair Share” means, with respect to a Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Guaranteed Amount (as hereinafter defined) with respect to such Guarantor to (y) the aggregate of the Adjusted Maximum Guaranteed Amounts with respect to all Guarantors, multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors hereunder in respect of the obligations guarantied. “Fair Share Shortfall” means, with respect to a Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Guarantor over the Aggregate Payments of such Guarantor. “Adjusted Maximum Guaranteed Amount” means, with respect to a Guarantor as of any date of determination, the Maximum Guaranteed Amount of such Guarantor, determined in accordance with the provisions of subsection (b) above; provided that, solely for purposes of calculating the “Adjusted Maximum Guaranteed Amount” with respect to any Guarantor for purposes of this subsection (c), any assets or liabilities arising by virtue of any rights to subrogation, reimbursement or indemnity or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Guarantor. “Aggregate Payments” means, with respect to a Guarantor as of any date of determination, the aggregate amount of all payments and distributions made on or before such date by such Guarantor in respect of this Guaranty (including, without limitation, in respect of this subsection (c)). The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. Each Funding Guarantor’s right of contribution under this subsection (c) shall be subject to the provisions of Section 6. The allocation among Guarantors of their obligations as set forth in this subsection (c) shall not be construed in any way to limit the liability of any Guarantor hereunder to the Bank.
     (d) The guaranty of each Guarantor set forth in this Section is a guaranty of payment as a primary obligor, and not a guaranty of collection. Each Guarantor hereby acknowledges and agrees that the Guaranteed Obligations, at any time and from time to time, may exceed the Maximum Guaranteed Amount of such Guarantor and may exceed the aggregate of the Maximum Guaranteed Amounts of all Guarantors, in each case without discharging, limiting or otherwise affecting the obligations of any Guarantor hereunder or the rights, powers and remedies of the Bank hereunder or under any other Credit Document.
     2. Guaranty Unconditional. The obligations of each Guarantor hereunder shall arise absolutely and unconditionally when the Loan has been made by the Bank to the Borrower. This Guaranty shall be a continuing, absolute and unconditional guaranty and shall remain in full force and effect until all of the Guaranteed Obligations shall have been paid in full and the period during which any payment of the Guaranteed Obligations to the Bank could be recovered as an avoidable preference under 11 U.S.C. § 547, or any successor provision thereof, has expired. Each Guarantor agrees that to the extent all or part of any payment of the Guaranteed Obligations is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then, to the extent of such repayment, this Guaranty shall continue in full force and effect or be revived and reinstated, as the case may be, as to the Guaranteed Obligations intended to be satisfied, as if such payment had not been received.
     3. Absolute and Primary Liability. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute and unconditional, are independent of the Guaranteed

Obligations, and shall not be discharged, released, limited, deferred, reduced or otherwise affected to any extent by reason of any of the following, whether or not such Guarantor has notice or knowledge thereof: (a) the invalidity or unenforceability of the Credit Documents; (b) any bankruptcy, reorganization, arrangement, liquidation or insolvency of, or dissolution, termination, reorganization or other change in the structure or existence of, the Borrower, whether or not resulting in a discharge, reduction or restructuring of the Guaranteed Obligations; or (c) the application of any statute, regulation, order, rule, decree or other determination of any court or other governmental authority, the effect of which is to extend the term or time for payment of the Guaranteed Obligations.
     4. Releases, Extensions, Modifications, etc. Each Guarantor agrees that the Bank may at any time and from time to time, upon or without any terms or conditions and in whole or in part: (a) change the manner, place or terms of payment of, change or extend the time for payment of, or renew, accelerate or otherwise alter, the Guaranteed Obligations; (b) sell, exchange, release, substitute, compromise, realize upon or otherwise deal with in any manner and in any order, or fail to create, protect, perfect, secure, insure, continue or maintain any liens in, any collateral or other security for the Guaranteed Obligations; (c) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to or substitutions for, the Guaranteed Obligations; (d) make or permit any amendment, modification or supplement to or restatement of, or consent to any rescission or waiver of or departure from, any provisions (including provisions relating to events of default) of the Credit Documents; and (e) exercise or refrain from exercising (whether voluntarily or involuntarily as a result of court order, operation of law or otherwise) any rights and remedies available under the Credit Documents, including, without limitation, foreclosing on any security held by the Bank in any order and by any manner of sale permitted under the Credit Documents and applicable law, whether or not every aspect of such sale is commercially reasonable. The Bank may act or fail to act in the foregoing manner without notice to or further assent by the Guarantors, whose obligations hereunder shall not be discharged, released, limited, deferred, reduced or otherwise affected in any manner or to any extent by reason of any of the foregoing, notwithstanding that any such action or failure to act may impair or extinguish any right of indemnification, contribution, reimbursement or subrogation or other right or remedy of each Guarantor against the Borrower or any collateral or other security for the Guaranteed Obligations.
     5. Waiver of Certain Rights; Subordination. Each Guarantor hereby knowingly, voluntarily and expressly waives all presentments, demands for payment, demands for performance, protests and notices, including, without limitation, notices of nonpayment or other nonperformance, protest, dishonor, acceptance hereof, and of any of the matters referred to in Sections 3 and 4 and of any rights to consent thereto.
     6. No Subrogation; Subordination. Each Guarantor hereby agrees that, until all of the Guaranteed Obligations shall have been paid in full, it will not exercise or seek to exercise any claim or right that it may have against the Borrower or any other Guarantor at any time as a result of any payment made under or in connection with this Guaranty or the performance or enforcement hereof, including any right of subrogation to the rights of any of the Bank against the Borrower or any other Guarantor, any right of indemnity, contribution or reimbursement against the Borrower or any other Guarantor (including rights of contribution as set forth in Section 1(c)), any right to enforce any remedies of the Bank against the Borrower or any other

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Guarantor, or any benefit of, or any right to participate in, any security held by the Bank to secure payment of the Guaranteed Obligations, in each case whether such claims or rights arise by contract, statute (including without limitation the Bankruptcy Code), common law or otherwise, or any other Person guaranteeing the Guaranteed Obligations. Each Guarantor further agrees that all indebtedness and other obligations, whether now or hereafter existing, of the Borrower or any other Subsidiary of the Borrower to such Guarantor, including, without limitation, any such indebtedness in any proceeding under the Bankruptcy Code and any intercompany receivables, together with any interest thereon, shall be, and hereby are, subordinated and made junior in right of payment to the Guaranteed Obligations. Each Guarantor further agrees that if any amount shall be paid to or any distribution received by any Guarantor (i) on account of any such indebtedness at any time after the occurrence and during the continuance of an Event of Default, or (ii) on account of any such rights of subrogation, indemnity, contribution or reimbursement at any time prior to the repayment of the Guaranteed Obligation in full, such amount or distribution shall be deemed to have been received and to be held in trust for the benefit of the Bank, and shall forthwith be delivered to the Bank in the form received (with any necessary endorsements in the case of written instruments), to be applied against the Guaranteed Obligations, whether or not matured, in accordance with the terms of the applicable Credit Documents and without in any way discharging, limiting or otherwise affecting the liability of such Guarantor under any other provision of this Guaranty. Additionally, in the event the Borrower or any Subsidiary of the Borrower becomes a “debtor” within the meaning of the Bankruptcy Code or any successor statute, the Bank shall be entitled, at its option, and is hereby authorized and appointed by each Guarantor, to file proofs of claim on behalf of each relevant Guarantor and vote the rights of each such Guarantor in any plan of reorganization, and to demand, sue for, collect and receive every payment and distribution on any indebtedness of the Borrower or such Subsidiary to any Guarantor in any such proceeding, each Guarantor hereby assigning to the Bank all of its rights in respect of any such claim, including the right to receive payments and distributions in respect thereof.
     7. Representations and Warranties. In order to induce the Bank to accept this Guaranty and to enter into the Credit Agreement, each Guarantor represents and warrants to the Bank (which representations and warranties shall survive the execution and delivery of this Guaranty) that:
     (a) Such Guarantor is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization.
     (b) The execution, delivery and performance of this Guaranty (i) are within the corporate or limited liability company power and authority of such Guarantor, and (ii) have been duly authorized by all necessary corporate or limited liability company action on the part of such Guarantor.
     (c) This Guaranty has been duly executed and delivered to the Bank by an officer of the Guarantor who has been duly authorized to perform such acts.
     (d) This Guaranty constitutes the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as

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enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws, statutes or rules of general application affecting the enforcement of creditors’ rights or general principles of equity.
     (e) The execution and delivery by such Guarantor of this Guaranty and the performance by such Guarantor of its obligations hereunder (i) do not violate provisions of statutory laws or regulations applicable to it, (ii) do not violate its articles of incorporation, or certificate of formation, (iii) do not violate its bylaws or limited liability company operating agreement, (iv) do not breach or result in a default under any other agreement to which it is a party, and (v) do not violate the terms of any judicial or administrative judgment, order, decree or arbitral decision that names such Guarantor and is specifically directed to it or its properties.
     (f) There is no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any court, public board or body pending, or, to the best knowledge of such Guarantor, threatened against or affecting such Guarantor wherein an unfavorable decision, ruling or finding would have a material adverse effect on the financial condition of such Guarantor or would adversely affect the transactions contemplated by, or the validity or enforceability of, this Guaranty.
     (g) All information heretofore furnished by such Guarantor to the Bank, financial or otherwise, for purposes of or in connection with this Guaranty or any transaction contemplated hereby is true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. Such Guarantor has disclosed to the Bank in writing any and all facts which materially and adversely affect or may affect (to the extent such Guarantor can now reasonably foresee), the business, operations, prospects or condition, financial or otherwise, of such Guarantor, or the ability of such Guarantor to perform its obligations under this Guaranty.
     (h) The representations and warranties included in Article IV of the Credit Agreement are true, correct and complete as of the date hereof.
     8. Covenant of Guarantors. Each Guarantor hereby agrees that it will not take any action that will result in a Default or an Event of Default under the Credit Agreement (as such terms are defined in the Credit Agreement).
     9. Financial Condition of Borrower. Each Guarantor represents that it has knowledge of the Borrower’s financial condition and affairs and that it has adequate means to obtain from the Borrower on an ongoing basis information relating thereto and to the Borrower’s ability to pay and perform the Guaranteed Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect with respect to such Guarantor. Each Guarantor agrees that the Bank shall have no obligation to investigate the financial condition or affairs of the Borrower for the benefit of any Guarantor nor to advise any Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrower that might become known to any Bank at any time, whether or not the Bank knows or believes or has reason to know or believe that any such fact or change is unknown to any Guarantor, or might (or does) materially increase the risk of any Guarantor as guarantor, or

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might (or would) affect the willingness of any Guarantor to continue as a guarantor of the Guaranteed Obligations.
     10. Payments; Application; Set-Off.
     (a) Each Guarantor agrees that, upon the failure of the Borrower to pay any Guaranteed Obligations when and as the same shall become due (whether at the stated maturity, by acceleration or otherwise), and without limitation of any other right or remedy that the Bank may have at law, in equity or otherwise against such Guarantor, such Guarantor will, subject to the provisions of Section 1(b), forthwith pay or cause to be paid to the Bank, an amount equal to the amount of the Guaranteed Obligations then due and owing as aforesaid.
     (b) All payments made hereunder shall be applied upon receipt as follows:
     (i) first, to the payment of all reasonable costs and expenses owing to the Bank pursuant to Section 1(a)(ii);
     (ii) second, after payment in full of the amounts specified in clause (i) above, to the payment of the other Guaranteed Obligations owing to the Bank Section 1(a)(i); and
     (iii) third, after payment in full of the amounts specified in clauses (i) and (ii) above, and following the termination of this Guaranty, to the Guarantors or any other Person lawfully entitled to receive such surplus.
     (c) The Guarantors shall remain jointly and severally liable to the extent of any deficiency between the amount of all payments made hereunder and the aggregate amount of the sums referred to in clauses (i) and (ii) of subsection (b) above.
     (d) In addition to all other rights and remedies available under the Credit Documents or applicable law or otherwise, upon and at any time after the occurrence and during the continuance of any Event of Default, the Bank may, and is hereby authorized by each Guarantor, at any such time and from time to time, to the fullest extent permitted by applicable law, without presentment, demand, protest or other notice of any kind, all of which are hereby knowingly and expressly waived by each Guarantor, to set off and to apply any and all deposits (general or special, time or demand, provisional or final) and any other property at any time held (including at any branches or agencies, wherever located), and any other indebtedness at any time owing, by the Bank to or for the credit or the account of such Guarantor against any or all of the obligations of such Guarantor to the Bank hereunder now or hereafter existing, whether or not such obligations may be contingent or unmatured, each Guarantor hereby granting to the Bank a continuing security interest in and Lien upon all such deposits and other property as security for such obligations. The Bank agrees to notify any affected Guarantor promptly after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.
     11. No Waiver. The rights and remedies of the Bank expressly set forth in this Guaranty and the other Credit Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on

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the part of the Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between any of the Guarantors and the Bank or its agents or employees shall be effective to amend, modify or discharge any provision of this Guaranty or any other Credit Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon any Guarantor in any case shall entitle such Guarantor or any other Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Bank to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.
     12. Addition, Release of Guarantors. Each Guarantor recognizes that the provisions of the Credit Agreement require Persons that become Subsidiaries of HB Service and that are not already parties hereto to become Guarantors hereunder by executing a Guarantor Accession, and agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by reason of the same, or by reason of the Bank’s actions in effecting the same or in releasing any Guarantor hereunder, in each case without the necessity of giving notice to or obtaining the consent of any other Guarantor.
     13. Arbitration; Preservation and Limitation of Remedies
     (a) Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Guaranty or any other Credit Document (“Disputes”) between any Guarantor and the Bank shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from documents executed in the future, disputes as to whether a matter is subject to arbitration, or claims arising out of or connected with the transactions contemplated by this Guaranty and the other Credit Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the “Arbitration Rules”) of the American Arbitration Association (the “AAA”), as in effect from time to time, and the Federal Arbitration Act, Title 9 of the U.S. Code, as amended. All arbitration hearings shall be conducted in the city in which the principal demand for arbitration and all hearings shall be concluded within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of sixty (60) days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys selected from the Commercial Financial Dispute Arbitration panel of the AAA. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. Notwithstanding the foregoing, this arbitration provision does not apply to Disputes under or related to any Hedge Agreement. The parties do not waive applicable federal or state substantive law except as provided herein.

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     (b) Notwithstanding the preceding binding arbitration provisions, the parties hereto agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, either alone, in conjunction with or during a Dispute. Any party hereto shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any Collateral by exercising a power of sale granted pursuant to any of the Credit Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help, including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies, including injunctive relief, sequestration, garnishment, attachment, appointment of a receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party’s entitlement to such remedies is a Dispute. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute. The parties hereto agree that no party shall have a remedy of punitive or exemplary damages against any other party in any Dispute, and each party hereby waives any right or claim to punitive or exemplary damages that it has now or that may arise in the future in connection with any Dispute, whether such Dispute is resolved by arbitration or judicially. The parties acknowledge that by agreeing to binding arbitration they have irrevocably waived any right they may have to a jury trial with regard to a Dispute. The Guarantors agree to pay the reasonable fees and expenses of counsel to the Bank in connection with any Dispute subject to arbitration as provided herein.
     14. Waiver of Automatic or Supplemental Stay. IN THE EVENT THAT A PETITION FOR RELIEF UNDER ANY CHAPTER OF THE BANKRUPTCY CODE IS FILED BY OR AGAINST THE BORROWER, EACH GUARANTOR PROMISES AND COVENANTS THAT IT WILL NOT SEEK, OR CAUSE OR PERMIT THE COMPANY TO SEEK, A SUPPLEMENTAL STAY PURSUANT TO BANKRUPTCY CODE §§ 105 OR 362 OR ANY OTHER RELIEF PURSUANT TO BANKRUPTCY CODE § 105 OR ANY OTHER PROVISION OF THE BANKRUPTCY CODE, WHETHER INJUNCTIVE OR OTHERWISE, WHICH WOULD STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT THE BANK’S ABILITY TO ENFORCE ANY RIGHTS IT HAS UNDER THIS AGREEMENT, OR AT LAW OR IN EQUITY, OR ANY OTHER RIGHTS THE BANK HAS, WHETHER NOW OR HEREAFTER ACQUIRED, AGAINST ANY GUARANTOR.
     15. Notices. All demands, notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be deemed to have been given when the writing is delivered if given or delivered by hand, overnight delivery service or facsimile transmitter (with confirmed receipt) or five (5) days after being mailed, if mailed, by first class, registered or certified mail, postage prepaid, addressed (a) if to any Guarantor, in care of HB Service and at HB Service’s address for notices set forth on the signature page hereto and (b) if to the Bank, at its address for notices set forth in the Credit Agreement; or to such other address as any of the Persons listed above may designate for itself by like notice to the other Persons listed above; and in each case, with copies to such other Persons as may be specified under the provisions of the Credit Agreement.

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     16. Controlling Law. This Guaranty has been accepted at, and shall be deemed to have been made in, North Carolina and shall be interpreted in accordance with the internal laws (as opposed to conflicts of laws provisions) of the State of North Carolina.
     17. Successors and Assigns. This Guaranty shall be binding upon each Guarantor, its successors and assigns and all rights against such Guarantor arising under this Guaranty shall be for the sole benefit of the Bank.
     18. Amendment. This Guaranty can be amended or modified only by an instrument in writing signed by the parties hereto.
     19. Entire Agreement. THIS GUARANTY AND THE DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED CONTEMPORANEOUSLY HEREWITH EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY AND THE DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     20. Severability. In the event that any provision of this Guaranty shall be determined to be invalid or unenforceable by any court of competent jurisdiction, such determination shall not invalidate or render unenforceable any other provision hereof.
     21. Counterparts. This Guaranty may be executed in several counterparts, each of which shall be an original and all of which, together shall constitute but one and the same instrument.
[The remainder of this page is left blank intentionally.]

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     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty Agreement to be executed as of the date first written above.
GUARANTORS:

HB SERVICE, LLC

By:
Name:	Hugh H. Cooper
Title:	Chief Financial Officer

Address:	4725 Piedmont Row Drive, Suite 400
Charlotte, North Carolina 28210
Attention: Hugh H. Cooper
Telephone: (704) 602-7160
Fax: (704) 602-7983
SERVICE BALTIMORE, LLC
SERVICE BEVERLY HILLS, LLC
SERVICE BIRMINGHAM, LLC
SERVICE CALIFORNIA, LLC
SERVICE CAROLINA, LLC
SERVICE CENTRAL FL, LLC
SERVICE CHARLOTTE LLC
SERVICE CHATTANOOGA, LLC
SERVICE CINCINNATI, LLC
SERVICE COLUMBIA, LLC
SERVICE COLUMBUS, LLC
SERVICE DC, LLC
SERVICE DENVER, LLC
SERVICE FCS, LLC
SERVICE FLORIDA, LLC
SERVICE FRESNO, LLC
SERVICE GAINESVILLE, LLC
SERVICE GOLD COAST, LLC
SERVICE GREENSBORO, LLC
SERVICE GREENVILLE, LLC
SERVICE GULF COAST, LLC
SERVICE HOUSTON, LLC
SERVICE INDIANAPOLIS, LLC
SERVICE LAS VEGAS, LLC
SERVICE LOUISVILLE, LLC
Signature Page to HB Service Guaranty

SERVICE MEMPHIS, LLC
SERVICE MIDATLANTIC, LLC
SERVICE MIDWEST, LLC
SERVICE NASHVILLE, LLC
SERVICE NEW ORLEANS, LLC
SERVICE NORTH, LLC
SERVICE NORTH-CENTRAL, LLC
SERVICE OKLAHOMA CITY, LLC
SERVICE PHILADELPHIA, LLC
SERVICE PHOENIX, LLC
SERVICE RALEIGH, LLC
SERVICE SALT LAKE CITY, LLC
SERVICE SEATTLE, LLC
SERVICE SOUTH, LLC
SERVICE ST. LOUIS, LLC
SERVICE TALLAHASSEE, LLC
SERVICE TAMPA, LLC
SERVICE TRI-CITIES, LLC
SERVICE VIRGINIA, LLC
SERVICE WEST COAST, LLC

By:
Name:	Hugh H. Cooper
Title:	Chief Financial Officer
Signature Page to HB Service Guaranty

ACCEPTED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

WACHOVIA BANK, NATIONAL ASSOCIATION

By: Name:	Cavan J. Harris
Title:	Senior Vice President
Signature Page to HB Service Guaranty

EXHIBIT A
GUARANTOR ACCESSION
     THIS GUARANTOR ACCESSION (this “Accession”), dated as of                     ,      , is executed and delivered by [NAME OF NEW GUARANTOR], a                       corporation (the “Company”), pursuant to the Guaranty referred to hereinbelow.
     Reference is made to the Credit Agreement between Swisher International, Inc., a Nevada corporation (the “Borrower”) and Wachovia Bank, National Association (the “Bank”), dated as of November 14, 2005, as amended by that certain First Amendment to Credit Agreement dated as of April 26, 2006, that certain Second Amendment and Waiver to Credit Agreement dated as of September 8, 2006 and that certain Third Amendment and Waiver to Credit Agreement dated as March 21, 2008 (as further amended, modified or supplemented from time to time, the “Credit Agreement”). In connection with and as a condition to the continued extensions of credit under the Credit Agreement, HB Service and certain of its subsidiaries have executed and delivered a Guaranty, dated as of March 21, 2008 (as amended, modified or supplemented from time to time, the “Guaranty”), pursuant to which such entities have guaranteed the payment in full of the obligations of the Borrower under the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement). Capitalized terms used herein without definition shall have the meanings given to them in the Guaranty.
     The Borrower has agreed under the Credit Agreement to cause each of the future subsidiaries of HB Service to become a party to the Guaranty as a guarantor thereunder. The Company is a subsidiary of HB Service. The Company will obtain benefits as a result of the continued extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Accession. Therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Bank to continue to extend credit to the Borrower under the Credit Agreement, the Company hereby agrees as follows:
     1. The Company hereby joins in and agrees to be bound by each and all of the provisions of the Guaranty as a Guarantor thereunder. In furtherance (and without limitation) of the foregoing, pursuant to Section 1 of the Guaranty, the Company hereby irrevocably, absolutely and unconditionally, and jointly and severally with each other Guarantor, guarantees to the Bank the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all of the Guaranteed Obligations, all on the terms and subject to the conditions set forth in the Guaranty.
     2. The Company hereby represents and warrants that after giving effect to this Accession, each representation and warranty contained in Section 7 of the Guaranty is true and correct with respect to the Company as of the date hereof, as if such representations and warranties were set forth at length herein.
     3. This Accession shall be a Credit Document (within the meaning of such term under the Credit Agreement), shall be binding upon and enforceable against the Company and its successors and assigns, and shall inure to the benefit of and be enforceable by the Bank and its successors and assigns. This Accession and its attachments are hereby incorporated into the Guaranty and made a part thereof.
     IN WITNESS WHEREOF, the Company has caused this Accession to be executed by its duly authorized officer as of the date first above written.

[NAME OF NEW GUARANTOR]
By:
Name:
Title:

2

SECURITY AGREEMENT
     THIS SECURITY AGREEMENT, dated as of March 21, 2008 (as amended, supplemented or modified from time to time, this “Security Agreement”), is made by HB SERVICE, LLC, a Delaware limited liability company with its principal office at 4725 Piedmont Row Drive, Suite 400, Charlotte, North Carolina 28210 (“HB Service”), and each of the undersigned Subsidiaries of HB Service and each other Subsidiary of HB Service that, after the date hereof, executes an instrument of accession hereto substantially in the form of Exhibit A (a “Pledge and Security Accession”; the undersigned and such other Subsidiaries, the “Pledgors”), in favor of WACHOVIA BANK, NATIONAL ASSOCIATION (the “Bank”). Except as otherwise provided herein, capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement referred to below.
BACKGROUND STATEMENT
     A. Swisher International, Inc., a Nevada corporation (the “Borrower”) and the Bank are parties to a Credit Agreement, dated as of November 14, 2005, as amended by that certain First Amendment to Credit Agreement dated as of April 26, 2006, that certain Second Amendment and Waiver to Credit Agreement dated as of September 8, 2006 and that certain Third Amendment and Waiver to Credit Agreement (the “Third Amendment”) dated as of even date herewith, providing for the availability of up to a $10,000,000 revolving credit facility (the “Loan”) to the Borrower upon the terms and conditions set forth therein (as further amended, modified or supplemented from time to time, the “Credit Agreement”).
     B. As a condition to entering into the Third Amendment and the continued extension of credit to the Borrower under the Credit Agreement, the undersigned Pledgors have guaranteed to the Bank the payment in full of the Obligations under the Credit Agreement and the other Credit Documents (the “HB Service Guaranty”).
     C. It is a further condition to the entering into of the Third Amendment and the continuation of making Loans to the Borrower that the Pledgors shall have agreed, by executing and delivering this Security Agreement, to secure the payment in full of their respective obligations under the Credit Documents (including the HB Service Guaranty). The Bank is relying on this Security Agreement in their decision to extend credit to the Borrower under the Credit Agreement, and would not enter into the Third Amendment without the execution and delivery of this Security Agreement by the Pledgors.
     D. The Pledgors, being under direct or indirect common control with the Borrower, will obtain benefits as a result of the making of the Loan to the Borrower, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Security Agreement.
STATEMENT OF AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgors and the Bank, for themselves, their successors and assigns, hereby agree as follows:

ARTICLE I
DEFINITIONS
     1.1 Defined Terms. In addition to the terms defined elsewhere in this Security Agreement, the following terms shall have the meanings set forth below:
     “Accounts” or “Accounts Receivable” means all of the Pledgors’ accounts, as defined in the Uniform Commercial Code, now owned or hereafter acquired or arising, and all of the Pledgors’ present or future accounts receivable, rights to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered, all present and future receivables, all health-care insurance receivables, book debts, notes, bills, drafts, acceptances, choses in action, tangible chattel paper, instruments and documents, together with all proceeds thereof, and all monies due or to become due thereon, and all returned or repossessed goods. The terms “Accounts” and “Accounts Receivable” shall not include Trust Accounts. The term “Accounts Receivable” also includes all of the Pledgors’ rights, remedies, security interests and liens in, to and in respect of Accounts Receivable, present and future, including without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to any Account Receivable, deposits or other security for the obligation of any debtor or obligor in any way obligated on or in connection with any Account Receivable, and credit and other insurance, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing, and, to the extent permitted by applicable law, all of the Pledgors’ right, title and interest, present and future, in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts Receivable, including without limitation all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any Account Receivable, and all returned, reclaimed or repossessed goods, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing, together with all customer lists, books and records, ledger and account cards, computer tapes, disks, printouts and records, whether now in existence or hereafter created, relating to Accounts Receivable.
     “Collateral” means and includes all of the Pledgors’ Accounts Receivable, Equipment, General Intangibles, Inventory, Copyright Collateral, Patent Collateral, Trademark Collateral, and Other Assets and all other similar articles of personal property of any of the Pledgors now or hereafter held or received by, in transit to, or in the possession or control of any of the Pledgors or the Bank, and any substitutions or replacements thereof and any products and proceeds thereof, including without limitation, insurance proceeds.
     “Copyright Collateral” means, collectively, all Copyrights and Copyright Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Copyright or Copyright License, in each case whether now owned or existing or hereafter acquired or arising.
     “Copyright License” means any agreement now or hereafter in effect granting any right to any third party under any Copyright now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, or granting any right to any Pledgor under any

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property of the type described in the definition of Copyright herein now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement.
     “Copyrights” means, collectively, all of each Pledgor’s copyrights, copyright registrations and applications for copyright registration, whether under the laws of the United States or any other country or jurisdiction, including all recordings, supplemental registrations and derivative or collective work registrations, and all renewals and extensions thereof, in each case whether now owned or existing or hereafter acquired or arising.
     “Deposit Account” means any and all of the Pledgors’ deposit accounts, as defined in the UCC, now maintained or hereafter established.
     “Equipment” means all of the Pledgors’ equipment, as defined in the Uniform Commercial Code, now owned or hereafter acquired, and includes, without limitation, all machinery, equipment, Mobile Goods, computer equipment and software, accessions, accessories, additions, parts, supplies, apparatus, appliances, tools, patterns, dies, cylinders, molds, blueprints, fittings, furniture, fixtures, office equipment and office furnishings of every kind and description, wherever located, and all proceeds, including insurance proceeds, thereof.
     “General Intangibles” means all general intangibles, as defined in the Uniform Commercial Code, now existing or hereafter owned, acquired or arising, in which any of the Pledgors now has or hereafter acquires any rights, and all contracts and contract rights, but excluding contracts of any of the Pledgors that by their express terms are void or voidable upon the pledge or assignment thereof, unless consent has been obtained for the pledge or assignment thereof, causes of action, choses in action, corporate or business records, inventions, designs, patents, patent applications, trademarks, trademark registrations and applications, goodwill, goodwill associated with trademarks, trade names, trade secrets, trade processes, copyrights, copyright registrations and applications, licenses, permits, franchises, customer lists, computer programs, all claims under guaranties, tax refund claims, rights and claims against carriers and shippers, leases, claims under mechanics’ and materialmen’s liens, claims under insurance policies, all rights to indemnification or contribution, whether arising by contract or otherwise, and all other intangible personal property of similar kind and nature, together with any and all extensions, modifications, amendments and renewals, and all proceeds of any and all of the foregoing, as applicable.
     “Inventory” means all of Pledgors’ inventory, as defined in the Uniform Commercial Code, wherever located, now owned or hereafter held or acquired, and all goods manufactured, acquired or held for sale or lease, all raw materials, work-in-process and finished goods, all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of any of the Pledgors or that may contribute to finished goods or to the sale, promotion and shipment thereof, in which any of the Pledgors now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of any of the Pledgors or is held by any of the Pledgors or by others for any of the Pledgors’ account, and all proceeds, including insurance proceeds, thereof.
     “License” means any Copyright License, Patent License or Trademark License.

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     “Mobile Goods” means, collectively, all of the Pledgors’ motor vehicles, tractors, trailers, aircraft, rolling stock, and other like property, whether or not the title thereto is governed by a certificate of title or ownership, in each case whether now owned or existing or hereafter acquired.
     “Other Assets” means all of the Pledgors’ personal property, wherever located, now owned or hereafter acquired, except for Accounts Receivable, Equipment, General Intangibles, and Inventory and, to the extent not covered or not specifically included in Accounts Receivable, Equipment, General Intangibles, and Inventory.
     “Patent Collateral” means, collectively, all Patents and all Patent Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Patent or Patent License, in each case whether now owned or existing or hereafter acquired or arising.
     “Patent License” means any agreement now or hereafter in effect granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, is in existence, or granting to any Pledgor any right to make, use or sell any invention on which property of the type described in the definition of Patent herein, now or hereafter owned by any third party, is in existence, and all rights of any Pledgor under any such agreement.
     “Patents” means, collectively, all of each Pledgor’s letters patent, whether under the laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, including, without limitation, the inventions and improvements described therein, and all reissues, continuations, divisions, renewals, extensions, substitutions and continuations-in-part thereof, in each case whether now owned or existing or hereafter acquired or arising.
     “Proceeds” means any and all proceeds, as defined in the Uniform Commercial Code, products, rents, royalties and profits of or from any and all of the Collateral and, to the extent not otherwise included in the Collateral, (w) all payments under any insurance (whether or not the Bank is the loss payee thereunder), indemnity, warranty or guaranty with respect to any of the Collateral, (x) all payments in connection with any requisition, condemnation, seizure or forfeiture with respect to any of the Collateral, (y) all claims and rights (but not obligations) to recover for any past, present or future infringement or dilution of or injury to any Copyright Collateral, Patent Collateral or Trademark Collateral, and (z) all other amounts from time to time paid or payable under or with respect to any of the Collateral. For purposes of this Security Agreement, the term “Proceeds” includes whatever is receivable or received when Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of, whether voluntarily or involuntarily.
     “Trademark Collateral” means, collectively, all Trademarks and Trademark Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Trademark or Trademark License, in each case whether now owned or existing or hereafter acquired or arising.

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     “Trademark License” means any agreement now or hereafter in effect granting any right to any third party under any Trademark now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, or granting any right to any Pledgor under any property of the type described in the definition of Trademark herein now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement.
     “Trademarks” means, collectively, all of each Pledgor’s trademarks, service marks, trade names, corporate and company names, business names, logos, trade dress, trade styles, other source or business identifiers, designs and general intangibles of a similar nature, whether under the laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, all renewals, reissues and extensions thereof, all rights corresponding thereto, and all goodwill associated therewith or symbolized thereby, in each case whether now owned or existing or hereafter acquired or arising.
     “Trust Accounts” means, collectively, the Swisher Hygiene Franchisee Trust Account held at Bank of America, N.A. and the Swisher Hygiene Franchisee Trust Account held at Toronto-Dominion Bank.
     1.2 UCC Terms. Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in Article 9 of the North Carolina Uniform Commercial Code (the “UCC”) shall have the meanings therein stated.
     1.3 Capitalized Terms. All capitalized terms not defined herein shall have the meanings given to them in the Credit Agreement.
ARTICLE II
CREATION OF SECURITY INTEREST
     2.1 Pledge and Grant of Security Interest. Each Pledgor hereby pledges, assigns and delivers to the Bank and grants to the Bank a Lien upon and security interest in all of its right, title and interest in and to the Collateral.
     2.2 Security for Secured Obligations. This Agreement and the Collateral secure the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all liabilities and obligations of the Borrower and each Pledgor, whether now existing or hereafter incurred, created or arising and whether direct or indirect, absolute or contingent, due or to become due, under, arising out of or in connection with the Credit Agreement, this Security Agreement, or any of the other Credit Documents to which it is or hereafter becomes a party, or any Hedge Agreement required or permitted under the Credit Agreement and to which the Borrower and the Bank are parties, including, without limitation, (i) all obligations, including, without limitation, all principal of and interest on the Loan, all fees, expenses, indemnities and other amounts payable by the Borrower under the Credit Agreement or any other Credit Document (including interest accruing after the filing of a petition or commencement of a case by or with respect to the Borrower seeking relief under any applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief,

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specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance laws, whether or not the claim for such interest is allowed in such proceeding), and all obligations of the Borrower to the Bank under any Hedge Agreement required or permitted under the Credit Agreement and to which the Borrower and the Bank are parties, and (ii) all of the Pledgors’ liabilities and obligations under the HB Service Guaranty; and in each case under (i) and (ii) above, (a) all such liabilities and obligations that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, would become due, and (b) all fees, costs and expenses payable by such Pledgor under Section 6.1 (the liabilities and obligations of the Pledgors described in this Section 2.2, collectively, the “Secured Obligations”).
     2.3 Security Interests Absolute. All rights of the Bank and security interests hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:
     (i) any extension, renewal, settlement, compromise, waiver or release in respect of any Secured Obligation, the Note or any other document evidencing or securing such Secured Obligation, by operation of law or otherwise;
     (ii) any modification or amendment or supplement to the Credit Agreement, the Note or any other document evidencing or securing any Secured Obligation;
     (iii) any release, non-perfection or invalidity of any direct or indirect security for any Secured Obligation;
     (iv) any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets or any resulting disallowance, release or discharge of all or any portion of the Secured Obligations;
     (v) the existence of any claim, set-off or other right which any Pledgor may have at any time against the Borrower, the Bank or any other corporation or person, whether in connection herewith or any unrelated transactions; provided, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;
     (vi) any invalidity or unenforceability relating to or against the any Pledgor for any reason of any Secured Obligation, or any provision of applicable law or regulation purporting to prohibit the payment by any Pledgor of the Secured Obligations;
     (vii) any failure by the Bank (A) to file or enforce a claim against any Pledgor (in a bankruptcy or other proceeding), (b) to give notice of the existence, creation or incurring by the Borrower of any new or additional indebtedness or obligation under or with respect to the Secured Obligations, (c) to commence any action against any Pledgor, (d) to disclose to the Pledgors any facts which the Bank may now or hereafter know with regard to the Borrower or (e) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Secured Obligations; or

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     (viii) any other act or omission to act or delay of any kind by any Pledgor or the Bank or any other corporation or person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of each Pledgor’s obligations hereunder.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     Each Pledgor hereby represents and warrants as follows:
     3.1 Ownership of Collateral. Each Pledgor owns, or has valid rights as a lessee or licensee with respect to, all Collateral purported to be pledged by it hereunder, free and clear of any Liens except for the Liens granted to the Bank pursuant to the Security Documents, and except for other Permitted Liens. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any government or public office, and no Pledgor has filed or consented to the filing of any such statement or notice, except (i) Uniform Commercial Code financing statements naming the Bank as secured party, and (ii) as may be otherwise permitted by the Credit Agreement.
     3.2 Security Interests; Filings. This Agreement, together with (i) the filing, with respect to each Pledgor, of duly completed and executed Uniform Commercial Code financing statements naming such Pledgor as debtor, the Bank as secured party, and describing the Collateral, in the jurisdictions set forth with respect to such Pledgor on Schedule I hereto (which filing is hereby authorized by such Pledgor), (ii) to the extent required by applicable law, the filing, with respect to each relevant Pledgor, of duly completed and executed assignments in the forms set forth as Exhibits A and B hereto with the U.S. Copyright Office or the U.S. Patent and Trademark Office, and (iii) as to Mobile Goods covered by a certificate of title or ownership, the notation of the Bank’s security interest therein on the applicable certificates of title or ownership, creates, and at all times shall constitute, a valid and perfected security interest in and Lien upon the Collateral in favor of the Bank, to the extent a security interest therein can be perfected by such filings or possession, as applicable, superior and prior to the rights of all other Persons therein (except for Permitted Liens).
     3.3 Locations. Schedule II lists, as to each Pledgor, (i) its exact legal name, (ii) the jurisdiction of its incorporation or organization, its federal tax identification number, and (if applicable) its organizational identification number, (iii) the addresses of its chief executive office and each other place of business, and (iv) the address of each location at which any Equipment or Inventory (other than Mobile Goods and goods in transit) owned by such Pledgor is kept or maintained, in each instance except for any new locations established in accordance with the provisions of Section 4.2. Except as may be otherwise noted therein, all locations identified on Schedule II are leased by the applicable Pledgor. No Pledgor presently conducts business under any prior or other corporate or company name or under any trade or fictitious names, except as indicated beneath its name on Schedule II, and no Pledgor has entered into any contract or granted any Lien within the past five years under any name other than its legal corporate name or a trade or fictitious name indicated on Schedule II.

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     3.4 Authorization: Consent. The execution, delivery and performance by each Pledgor of this Security Agreement require no action by or in respect of, or filing with, any Governmental Authority and do not contravene, or constitute (with or without the giving of notice or lapse of time or both) a default under, any provision of applicable law or of any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting each Pledgor.
     3.5 No Restrictions. There are no statutory or regulatory restrictions, prohibitions or limitations on any Pledgor’s ability to grant to the Bank a Lien upon and security interest in the Collateral pursuant to this Security Agreement or (except for the provisions of the federal Anti- Assignment Act (41 U.S.C. 15), as amended and Anti-Claims Act (31 U.S.C. 3727), as amended) on the exercise by the Bank of its rights and remedies hereunder (including any foreclosure upon or collection of the Collateral), and there are no contractual restrictions on any Pledgor’s ability so to grant such Lien and security interest.
     3.6 Accounts. Each Account is, or at the time it arises will be, (i) a bona fide, valid and legally enforceable indebtedness of the account debtor according to its terms, arising out of or in connection with the sale, lease or performance of goods or services by the Pledgors or any of them, (ii) subject to no offsets, discounts, counterclaims, contra accounts or any other defense of any kind and character, other than warranties and discounts customarily given by the Pledgors in the ordinary course of business and warranties provided by applicable law, (iii) to the extent listed on any schedule of Accounts at any time furnished to the Bank, a true and correct statement of the amount actually and unconditionally owing thereunder, maturing as stated in such schedule and in the invoice covering the transaction creating such Account, and (iv) not evidenced by any other instrument; or if so, such other instrument (other than invoices and related correspondence and supporting documentation) shall promptly be duly endorsed to the order of the Bank and delivered to the Bank to be held as Collateral hereunder. To the knowledge of each Pledgor, there are no facts, events or occurrences that would in any way impair the validity or enforcement of any Accounts except as set forth above.
     3.7 Intellectual Property. Schedules III, IV and V correctly set forth all registered Copyrights, Patents and Trademarks owned by any Pledgor as of the date hereof (and as amended from time to time pursuant to Section 4.8) and used or proposed to be used in its business. Each such Pledgor owns or possesses the valid right to use all Copyrights, Patents and Trademarks; all registrations therefor have been validly issued under applicable law and are in full force and effect; no claim has been made in writing or, to the knowledge of such Pledgor, orally, that any of the Copyrights, Patents or Trademarks is invalid or unenforceable or violates or infringes the rights of any other Person, and there is no such violation or infringement in existence; and to the knowledge of such Pledgor, no other Person is presently infringing upon the rights of such Pledgor with regard to any of the Copyrights, Patents or Trademarks.
     3.8 Deposit Accounts. Schedule VI lists, as of the date hereof (and as amended from time to time pursuant to Section 4.10), all Deposit Accounts maintained by any Pledgor, and lists in each case the name in which the account is held, the name of the depository institution, the account number, and a description of the type or purpose of the account.

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     3.9 Documents of Title. No bill of lading, warehouse receipt or other document or instrument of title is outstanding with respect to any Collateral other than Mobile Goods and other than Inventory in transit in the ordinary course of business to a location set forth on Schedule II or to a customer of a Pledgor.
ARTICLE IV
COVENANTS
     Each Pledgor agrees that so long as any Secured Obligation remains unpaid:
     4.1 Use and Disposition of Collateral. So long as no Event of Default shall have occurred and be continuing, each Pledgor may, in any lawful manner not inconsistent with the provisions of this Security Agreement and the other Credit Documents, use, control and manage the Collateral in the operation of its businesses, and receive and use the income, revenue and profits arising therefrom and the Proceeds thereof, in the same manner and with the same effect as if this Security Agreement had not been made; provided, however, that no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge, grant any Lien with respect to or otherwise encumber any of the Collateral or any interest therein, except for the security interest created in favor of the Bank hereunder and except as may be otherwise expressly permitted in accordance with the terms of this Security Agreement and the Credit Agreement (including any applicable provisions therein regarding delivery of proceeds of sale or disposition to the Bank).
     4.2 Change of Name, Locations, etc. No Pledgor will (i) change its name, identity or corporate structure, (ii) change its chief executive office from the location thereof listed on Schedule II, (iii) change the jurisdiction of its incorporation or organization from the jurisdiction listed on Schedule II (whether by merger or otherwise), or (iv) remove any Collateral (other than Mobile Goods and Goods in transit), or any books, records or other information relating to Collateral, from the applicable location thereof listed on Schedule II, or keep or maintain any Collateral at a location not listed on Schedule II, unless in each case such Pledgor has (A) given twenty (20) days’ prior written notice to the Bank of its intention to do so, together with information regarding any such new location and such other information in connection with such proposed action as the Bank may reasonably request, and (B) delivered to the Bank ten (10) days prior to any such change or removal such documents, instruments and financing statements as may be required by the Bank, all in form and substance satisfactory to the Bank, paid all necessary filing and recording fees and taxes, and taken all other actions reasonably requested by the Bank, in order to perfect and maintain the Lien upon and security interest in the Collateral.
     4.3 Records; Inspection.
     (a) Each Pledgor will keep and maintain at its own cost and expense satisfactory and complete records of the Accounts and all other Collateral, and will furnish to the Bank from time to time such statements, schedules and reports (including, without limitation, accounts receivable aging schedules) with regard to the Collateral as the Bank may reasonably request.

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     (b) Each Pledgor shall, from time to time at such times as may be reasonably requested and upon reasonable notice, permit the Bank to visit its offices or the premises upon which any Collateral may be located, inspect its books and records and make copies and memoranda thereof, inspect the Collateral, discuss its finances and affairs with its officers, employees and independent accountants and take any other actions necessary for the protection of the interests of the Secured Parties in the Collateral.
     4.4 Accounts. Unless notified otherwise by the Bank in accordance with the terms hereof, each Pledgor shall endeavor to collect its Accounts and all amounts owing to it thereunder in the ordinary course of its business consistent with past practices and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balances thereof, and in connection therewith shall, at the request of the Bank, take such action as the Bank may deem necessary or advisable (within applicable laws) to enforce such collection. No Pledgor shall, except to the extent done in the ordinary course of its business consistent with past practice and in accordance with sound business judgment and provided that no Event of Default shall have occurred and be continuing, (i) grant any extension of the time for payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, in whole or in part, any Person or property liable for the payment of any Account, or (iv) allow any credit or discount on any Account. Each Pledgor shall promptly inform the Bank of any disputes with any account debtor or obligor and of any claimed offset and counterclaim that may be asserted with respect thereto involving, in each case, any material amount, where such Pledgor reasonably believes that the likelihood of payment by such account debtor is materially impaired, indicating in detail the reason for the dispute, all claims relating thereto and the amount in controversy.
     4.5 Delivery of Certain Collateral; Further Actions. All certificates or instruments representing or evidencing any Accounts, or other Collateral shall be delivered promptly to the Bank pursuant hereto to be held as Collateral hereunder, shall be in form suitable for transfer by delivery and shall be delivered together with undated stock powers duly executed in blank, appropriate endorsements or other necessary instruments of registration, transfer or assignment, duly executed and in form and substance satisfactory to the Bank, and in each case together with such other instruments or documents as the Bank may reasonably request. Each Pledgor will, at its own cost and expense, cooperate with the Bank in obtaining a control agreement, in form and substance reasonably satisfactory to the Bank, and in taking such other actions as may be requested by the Bank from time to time with respect to any Collateral in which a security interest may be perfected by (or can be perfected only by) control under the UCC.
     4.6 Equipment. Each Pledgor will, in accordance with sound business practices, maintain all Equipment used by it in its business (other than obsolete Equipment) in good repair, working order and condition (normal wear and tear excepted) and make all necessary repairs and replacements thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved. No Pledgor shall knowingly permit any Equipment to become a Fixture to any real property (other than real property the fee interest in which is subject to a mortgage in favor of the Bank).
     4.7 Inventory. Each Pledgor will, in accordance with sound business practices, maintain all Inventory held by it or on its behalf in good saleable or useable condition. Unless

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notified otherwise by the Bank in accordance with the terms hereof, each Pledgor may, in any lawful manner not inconsistent with the provisions of this Security Agreement and the other Credit Documents, process, use and, in the ordinary course of business but not otherwise, sell its Inventory.
     4.8 Intellectual Property.
     (a) Each applicable Pledgor will execute and deliver to the Bank on the Closing Date fully completed assignments in the forms of Exhibits A and B, as applicable, for recordation in the U.S. Copyright Office or the U.S. Patent and Trademark Office with regard to any Copyright Collateral, Patent Collateral or Trademark Collateral, as the case may be, as set forth on Schedules III, IV and V hereto. In the event that after the date hereof any Pledgor shall acquire any or effect any registration of any registered Copyright, Patent or Trademark, whether within the United States or any other country or jurisdiction, such Pledgor shall promptly furnish written notice thereof to the Bank and such Pledgor shall execute and deliver to the Bank, as promptly as possible (but in any event within 10 days) after the date of such acquisition or registration fully completed assignments in the forms of Exhibits A and B, as applicable, for recordation in the U.S. Copyright Office or the U.S. Patent and Trademark Office, together with any other amendments, agreements, instruments and documents that the Bank may reasonably request. Each Pledgor hereby appoints the Bank its attorney-in-fact to execute, deliver and record any and all such amendments, agreements, instruments and documents for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed and such power, being coupled with an interest, shall be irrevocable for so long as this Security Agreement shall be in effect with respect to such Pledgor.
     (b) Each Pledgor shall notify the Bank immediately if it knows or has reason to know that any Patent, Trademark or Copyright used in the conduct of its business may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the U.S. Patent and Trademark Office, U.S. Copyright Office or any court) regarding such Pledgor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.
     (c) Upon the occurrence and during the continuance of any Event of Default, each Pledgor shall use its reasonable best efforts to obtain all requisite consents or approvals from the licensor of each License included within the Copyright Collateral, Patent Collateral or Trademark Collateral to effect the assignment of all of such Pledgor’s right, title and interest thereunder to the Bank or its designee.
     4.9 Mobile Goods. Upon the request of the Bank at any time, whether or not an Event of Default shall have occurred and be continuing, each Pledgor will deliver to the Bank originals of the certificates of title or ownership for all Mobile Goods owned by it, together (in the case of motor vehicles) with the manufacturer’s statement of origin with the Bank listed as lienholder and odometer statements and together in all other cases with appropriate instruments or certificates of transfer and delivery, duly completed and executed, and will take such other action as the Bank may deem necessary to perfect the security interest created by this Security Agreement in all such Mobile Goods.

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     4.10 Deposit Accounts. Each Pledgor agrees that, unless the Bank consents otherwise in writing, (i) it will not open or maintain any Deposit Account (other than Deposit Accounts used exclusively for payroll purposes and the Deposit Accounts set forth on Schedule VI) except with the Bank or with another bank or financial institution that has executed and delivered to the Bank a control agreement with respect to such Deposit Account in form and substance reasonably satisfactory to the Bank, and (ii) in the event any Pledgor opens any Deposit Account not already listed on Schedule VI, such Pledgor shall (in addition to complying with the other requirements of this Section) promptly furnish written notice thereof to the Bank together with information sufficient to permit the Bank, upon its receipt of such notice, to (and each Pledgor hereby authorizes the Bank to) modify this Security Agreement, as appropriate, by amending Schedule VI to include such information. Within thirty days following the request of the Bank, each Pledgor shall deliver a control agreement with respect to each Deposit Account set forth on Schedule VI, in form and substance reasonably satisfactory to the Bank.
     4.11 Landlord Agreements. Within thirty days following the request of the Bank, each Pledgor will deliver to the Bank, a landlord agreement, in form and substance reasonably satisfactory to the Bank, from the landlord under each real estate lease to which such Pledgor is a party. Each such landlord agreement shall (i) acknowledge the Liens in the Collateral created for the benefit of the Bank, and (ii) waive and release any such Lien it shall have in the Collateral.
     4.12 Collateral in Possession of Third Party. Without limiting the generality of any other provision of this Security Agreement, each Pledgor agrees that it shall not permit any Collateral to be in the possession of any bailee, warehouseman, agent, processor or other third party at any time unless such bailee or other Person shall have been notified of the security interest created by this Security Agreement (or, if required under applicable law in order to perfect the Bank’s security interest in such Collateral, such bailee or other Person shall have acknowledged to the Bank in writing that it is holding such Collateral for the benefit of the Bank and subject to such security interest and to the instructions of the Bank) and such Pledgor shall have exercised its reasonable best efforts to obtain from such bailee or other Person, at such Pledgor’s sole cost and expense, the written acknowledgement described above (if not already required by applicable law to perfect the Bank’s security interest) and agreement to waive and release any Lien (whether arising by operation of law or otherwise) it may have with respect to such Collateral, such agreement to be in form and substance reasonably satisfactory to the Bank.
     4.13 Change in Law. Each Pledgor will promptly notify the Bank in writing of any change in law known to him (and will use his best efforts to become aware of any such change in law) which (i) adversely affects or will adversely affect the validity, perfection or priority of the security interests or (ii) requires or will require a change in the procedures to be followed in order to maintain and protect the validity, perfection and priority of the security interests.
     4.15 Protection of Security Interest; Further Assurances. Each Pledgor will, at his expense and in such manner and form as the Bank may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Bank may request, in order to create, preserve, perfect or validate the security interests granted hereby or to enable the Bank to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, each Pledgor hereby authorizes the Bank to execute and file, in the name of each Pledgor or

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otherwise, Uniform Commercial Code financing statements which the Bank in its sole discretion may deem necessary or appropriate to further perfect the security interests.
ARTICLE V
GENERAL AUTHORITY; REMEDIES
     5.1 General Authority. Each Pledgor hereby irrevocably appoints the Bank and any officer or agent thereof, with full power of substitution, as his true and lawful attorney-in-fact, in the name of each such Pledgor or its own name, for the sole use and benefit of the Bank, but at each Pledgor’s expense, at any time and from time to time, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Security Agreement and, without limiting the foregoing, each Pledgor hereby gives the Bank the power and right on its behalf, without notice to or further assent by any Pledgor to do the following:
     (i) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and nonnegotiable instruments taken or received by any Pledgor as, or in connection with, the Collateral;
     (ii) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or in connection with the Collateral;
     (iii) to commence, settle, compromise, compound, prosecute, defend or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Collateral;
     (iv) to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof, as fully and effectually as if the Bank were the absolute owner thereof; and
     (v) to do, at its option, but at the expense of the Pledgors, at any time or from time to time, all acts and things which the Bank deems necessary to protect or preserve the Collateral and to realize upon the Collateral.
     5.2 Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Bank shall be entitled to exercise in respect of the Collateral all of its rights, powers and remedies provided for herein or otherwise available to it under any other Credit Document, by law, in equity or otherwise, including all rights and remedies of a secured party under the UCC, and shall be entitled in particular, but without limitation of the foregoing, to exercise the following rights, which each Pledgor agrees to be commercially reasonable:
     (a) To notify any or all account debtors or obligors under any Accounts or other Collateral of the security interest in favor of the Bank created hereby and to direct all such Persons to make payments of all amounts due thereon or thereunder directly to the Bank or to an account designated by the Bank; and in such instance and from and after such notice, all amounts and Proceeds received by any Pledgor in respect of any Accounts or other Collateral shall be received in trust for the benefit of the Bank hereunder, shall be segregated from the other funds of such Pledgor and shall be forthwith deposited into such account or paid over or delivered to

13

the Bank in the same form as so received (with any necessary endorsements or assignments), to be held as Collateral and applied to the Secured Obligations as provided herein;
     (b) To take possession of, receive, endorse, assign and deliver, in its own name or in the name of any Pledgor, all checks, notes, drafts and other instruments relating to any Collateral, including receiving, opening and properly disposing of all mail addressed to any Pledgor concerning Accounts and other Collateral; to verify with account debtors or other contract parties the validity, amount or any other matter relating to any Accounts or other Collateral, in its own name or in the name of any Pledgor; to accelerate any indebtedness or other obligation constituting Collateral that may be accelerated in accordance with its terms; to take or bring all actions and suits deemed necessary or appropriate to effect collections and to enforce payment of any Accounts or other Collateral; to settle, compromise or release in whole or in part any amounts owing on Accounts or other Collateral; and to extend the time of payment of any and all Accounts or other amounts owing under any Collateral and to make allowances and adjustments with respect thereto, all in the same manner and to the same extent as any Pledgor might have done;
     (c) To transfer to or register in its name or the name of any of its agents or nominees all or any part of the Collateral, without notice to any Pledgor and with or without disclosing that such Collateral is subject to the security interest created hereunder;
     (d) To notify any or all depository institutions with which any Deposit Accounts are maintained and which Deposit Accounts are subject to control in favor of the Bank to remit and transfer all monies, securities and other property on deposit in such Deposit Accounts or deposited or received for deposit thereafter to the Bank, for deposit in a Collateral Account or such other accounts as may be designated by the Bank, for application to the Secured Obligations as provided herein;
     (e) To require any Pledgor to, and each Pledgor hereby agrees that it will at its expense and upon request of the Bank forthwith, assemble all or any part of the Collateral as directed by the Bank and make it available to the Bank at a place designated by the Bank;
     (f) To enter and remain upon the premises of any Pledgor and take possession of all or any part of the Collateral, with or without judicial process; to use the materials, services, books and records of any Pledgor for the purpose of liquidating or collecting the Collateral, whether by foreclosure, auction or otherwise; and to remove the same to the premises of the Bank or any designated agent for such time as the Bank may desire, in order to effectively collect or liquidate the Collateral; and
     (g) To sell, resell, assign and deliver, in its sole discretion, all or any of the Collateral, in one or more parcels, on any securities exchange on which any Capital Stock may be listed, at public or private sale, at any of the Bank’s offices or elsewhere, for cash, upon credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Bank may deem satisfactory. If any of the Collateral is sold by the Bank upon credit or for future delivery, the Bank shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Bank may resell such Collateral. In no event shall any Pledgor be credited with any part of the Proceeds of sale of any Collateral until and to

14

the extent cash payment in respect thereof has actually been received by the Bank. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of any Pledgor, and each Pledgor hereby expressly waives all rights of redemption, stay or appraisal, and all rights to require the Bank to marshal any assets in favor of such Pledgor or any other party or against or in payment of any or all of the Secured Obligations, that it has or may have under any rule of law or statute now existing or hereafter adopted. No demand, presentment, protest, advertisement or notice of any kind (except any notice required by law, as referred to below), all of which are hereby expressly waived by each Pledgor, shall be required in connection with any sale or other disposition of any part of the Collateral. If any notice of a proposed sale or other disposition of any part of the Collateral shall be required under applicable law, the Bank shall give the applicable Pledgor at least ten (10) days’ prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice each Pledgor agrees is commercially reasonable. The Bank shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Bank may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each public sale and, to the extent permitted by applicable law, upon each private sale, the Bank may purchase all or any of the Collateral being sold, free from any equity, right of redemption or other claim or demand, and may make payment therefor by endorsement and application (without recourse) of the Secured Obligations in lieu of cash as a credit on account of the purchase price for such Collateral.
     5.3 Application of Proceeds.
     (a) All Proceeds collected by the Bank upon any sale, other disposition of or realization upon any of the Collateral, together with all other moneys received by the Bank hereunder, shall be applied as follows:
     (i) first, to payment of the expenses of such sale or other realization, including reasonable compensation to the Bank and its agents and counsel, and all expenses, liabilities and advances incurred or made by the Bank, its agents and counsel in connection therewith or in connection with the care, safekeeping or otherwise of any or all of the Collateral, and any other unreimbursed expenses for which the Bank is to be reimbursed pursuant to Section 6.1;
     (ii) second, after payment in full of the amounts specified in clause (i) above, to payment of the Secured Obligations; and
     (iii) finally, after payment in full of the amounts specified in clauses (i) and (ii) above, any surplus then remaining shall be paid to the Pledgors, or their successors or assigns, or to whomever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.
     (b) Each Pledgor shall remain liable to the extent of any deficiency between the amount of all Proceeds realized upon sale or other disposition of the Collateral pursuant to this

15

Security Agreement. Upon any sale of any Collateral hereunder by the Bank (whether by virtue of the power of sale herein granted, pursuant to judicial proceeding, or otherwise), the receipt of the Bank or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Bank or such officer or be answerable in any way for the misapplication thereof.
     5.4 Collateral Accounts. Upon the occurrence and during the continuance of an Event of Default, the Bank shall have the right to cause to be established and maintained, at its principal office or such other location or locations as it may establish from time to time in its discretion, one or more accounts (collectively, “Collateral Accounts”) for the collection of cash Proceeds of the Collateral. Such Proceeds, when deposited, shall continue to constitute Collateral for the Secured Obligations and shall not constitute payment thereof until applied as herein provided. The Bank shall have sole dominion and control over all funds deposited in any Collateral Account, and such funds may be withdrawn therefrom only by the Bank. Upon the occurrence and during the continuance of an Event of Default, the Bank shall have the right to apply amounts held in the Collateral Accounts in payment of the Secured Obligations in the manner provided for in Section 5.3.
     5.5 Grant of License. Each Pledgor hereby grants to the Bank an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Pledgor) to use, license or sublicense any Patent Collateral, Trademark Collateral or Copyright Collateral now owned or licensed or hereafter acquired or licensed by such Pledgor, wherever the same may be located throughout the world, for such term or terms, on such conditions and in such manner as the Bank shall determine, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license or sublicense by the Bank shall be exercised, at the option of the Bank, only upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Bank in accordance herewith shall be binding upon each applicable Pledgor notwithstanding any subsequent cure of an Event of Default.
     5.6 Waivers. Each Pledgor, to the greatest extent not prohibited by applicable law, hereby (i) agrees that it will not invoke, claim or assert the benefit of any rule of law or statute now or hereafter in effect (including, without limitation, any right to prior notice or judicial hearing in connection with the Bank’s possession, custody or disposition of any Collateral or any appraisal, valuation, stay, extension, moratorium or redemption law), or take or omit to take any other action, that would or could reasonably be expected to have the effect of delaying, impeding or preventing the exercise of any rights and remedies in respect of the Collateral, the absolute sale of any of the Collateral or the possession thereof by any purchaser at any sale thereof, and waives the benefit of all such laws and further agrees that it will not hinder, delay or impede the execution of any power granted hereunder to the Bank, but that it will permit the execution of every such power as though no such laws were in effect, (ii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to require the Bank to marshal any Collateral or other assets in favor of such Pledgor or any other party or against or in payment of any or all of the Secured Obligations, and (iii) waives all rights that it has or may

16

have under any rule of law or statute now existing or hereafter adopted to demand, presentment, protest, advertisement or notice of any kind (except notices expressly provided for herein).
ARTICLE VI
MISCELLANEOUS
     6.1 Indemnity and Expenses. The Pledgors agree jointly and severally:
     (a) To indemnify and hold harmless the Bank and each of its respective directors, officers, employees, agents and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including, without limitation, reasonable attorneys’ fees and expenses) in any way arising out of or in connection with this Security Agreement and the transactions contemplated hereby, except to the extent the same shall arise as a result of the gross negligence or willful misconduct of the party seeking to be indemnified; and
     (b) To pay and reimburse the Bank upon demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) that the Bank may incur in connection with (i) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, including the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, (ii) the exercise or enforcement of any rights or remedies granted hereunder (including, without limitation, under Article V), under any of the other Credit Documents or otherwise available to it (whether at law, in equity or otherwise), or (iii) the failure by any Pledgor to perform or observe any of the provisions hereof. The provisions of this Section 6.1 shall survive the execution and delivery of this Security Agreement, the repayment of any of the Secured Obligations, the termination of the commitments under the Credit Agreement and the termination of this Security Agreement or any other Credit Document.
     6.2 No Waiver. The Bank’s failure at any time or times hereafter to require strict performance by any Pledgor of any of the provisions of this Security Agreement shall not waive, affect or diminish any right of the Bank at any time or times hereafter to demand strict performance therewith and with respect to any other provision of this Security Agreement, and any waiver of any Event of Default shall not waive or affect any other Event of Default, whether prior or subsequent thereto, and whether of the same or a different type. None of the provisions of this Security Agreement shall be deemed to have been waived by any act or knowledge of the Bank, its agents, officers or employees except by an instrument in writing signed by an officer of the Bank and directed to the Pledgors specifying such waiver.
     6.3 Binding Effect. This Security Agreement and all other instruments and documents executed and delivered pursuant hereto or in connection herewith shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.
     6.4 Governing Law. This Agreement shall be construed and interpreted in accordance with the internal laws and judicial decisions of the State of North Carolina without giving effect to the conflict of laws principles thereof, except to the extent that matters of

17

perfection and validity of the security interests hereunder, or remedies hereunder, are governed by the laws of a jurisdiction other than the State of North Carolina.
     6.5 Survival of Agreement. All representations and warranties of each Pledgor and all obligations of each Pledgor contained herein shall survive the execution and delivery of this Security Agreement.
     6.6 Pre-Filing and Filing of Financing Statements. By execution of this Security Agreement, each Pledgor (a) expressly authorizes the Bank to prepare and file or cause to be filed such Uniform Commercial Code financing statements (including attached schedules, exhibits, and addenda) as the Bank may deem reasonably necessary to perfect the security interests and liens granted herein and (b) hereby ratifies and confirms that the Bank was and is authorized to file all such Uniform Commercial Code financing statements (including attached schedules, exhibits, and addenda) prior to the execution and delivery of this Security Agreement, and hereby ratifies any such filings.
     6.7 Continuing Security Interest; Term; Successors and Assigns; Assignment; Termination and Release; Survival. This Agreement shall create a continuing security interest in the Collateral and shall secure the payment and performance of all of the Secured Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall (i) remain in full force and effect until the Maturity Date or when all of the Secured Obligations have been paid and finally discharged in full (the “Termination Requirements”), (ii) be binding upon and enforceable against each Pledgor and its successors and assigns (provided, however, that no Pledgor may sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Bank) and (iii) inure to the benefit of and be enforceable by the Bank and its successors and assigns. Upon any sale or other disposition by any Pledgor of any Collateral in a transaction expressly permitted hereunder or under or pursuant to the Credit Agreement or any other applicable Credit Document, the Lien and security interest created by this Security Agreement in and upon such Collateral shall be automatically released, and upon the satisfaction of all of the Termination Requirements, this Security Agreement and the Lien and security interest created hereby shall terminate; and in connection with any such release or termination, the Bank, at the request and expense of the applicable Pledgor, will execute and deliver to such Pledgor such documents and instruments evidencing such release or termination as such Pledgor may reasonably request and will assign, transfer and deliver to such Pledgor, without recourse and without representation or warranty, such of the Collateral as may then be in the possession of the Bank (or, in the case of any partial release of Collateral, such of the Collateral so being released as may be in its possession).
     6.8 Additional Pledgors. Each Pledgor recognizes that the provisions of the Credit Agreement require Persons that become Subsidiaries of HB Service, and that are not already parties hereto, to execute and deliver a Pledge and Security Accession, whereupon each such Person shall become a Pledgor hereunder with the same force and effect as if originally a Pledgor hereunder on the date hereof, and agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by reason of the same, or by reason of the Bank’s actions in effecting the same or in releasing any Pledgor hereunder, in each case without the necessity of giving notice to or obtaining the consent of such Pledgor or any other Pledgor.

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     6.9 Notice. Except as otherwise provided herein, notice to the Pledgors or to the Bank shall be given or delivered in the manner set forth in Section 9.5 of the Credit Agreement.
     6.10 Severability. To the extent any provision of this Security Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.
     6.11 Captions. The captions to the sections of this Security Agreement have been inserted for convenience only and shall not limit or modify any of the terms hereof.
     6.12 Counterparts. This Security Agreement may be executed in two or more counterparts, which when assembled shall constitute one and the same agreement.
     6.13 Amendments and Waivers. Any provision of this Security Agreement may be amended or waived, if, but only if, such amendment or waiver is in writing and is signed by each Pledgor and the Bank.
     6.14 Conflict of Terms. The terms of this Security Agreement and the terms of the Credit Agreement shall be construed and interpreted to the full extent possible to give effect to all such terms. In the event of any conflict between the terms of this Security Agreement and the Credit Agreement, the terms of the Credit Agreement shall control.
[The remainder of this page is left blank intentionally.]

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     IN WITNESS WHEREOF, this Security Agreement has been executed as of the day and year first above written by the duly authorized officers of the parties hereto.

HB SERVICE, LLC

By:
Name:	Hugh H. Cooper
Title:	Chief Financial Officer

Address:	4725 Piedmont Row Drive, Suite 400
Charlotte, North Carolina 28210
Attention: Hugh H. Cooper
Telephone: (704) 602-7160
Fax: (704) 602-7983

SERVICE BALTIMORE, LLC
SERVICE BEVERLY HILLS, LLC
SERVICE BIRMINGHAM, LLC
SERVICE CALIFORNIA, LLC
SERVICE CAROLINA, LLC
SERVICE CENTRAL FL, LLC
SERVICE CHARLOTTE LLC
SERVICE CHATTANOOGA, LLC
SERVICE CINCINNATI, LLC
SERVICE COLUMBIA, LLC
SERVICE COLUMBUS, LLC
SERVICE DC, LLC
SERVICE DENVER, LLC
SERVICE FCS, LLC
SERVICE FLORIDA, LLC
SERVICE FRESNO, LLC
SERVICE GAINESVILLE, LLC
SERVICE GOLD COAST, LLC
SERVICE GREENSBORO, LLC
SERVICE GREENVILLE, LLC
SERVICE GULF COAST, LLC
SERVICE HOUSTON, LLC
SERVICE INDIANAPOLIS, LLC
SERVICE LAS VEGAS, LLC
SERVICE LOUISVILLE, LLC
SERVICE MEMPHIS, LLC
SERVICE MIDATLANTIC, LLC
SERVICE MIDWEST, LLC
Signature Page to HB Service Security Agreement

SERVICE NASHVILLE, LLC
SERVICE NEW ORLEANS, LLC
SERVICE NORTH, LLC
SERVICE NORTH-CENTRAL, LLC
SERVICE OKLAHOMA CITY, LLC
SERVICE PHILADELPHIA, LLC
SERVICE PHOENIX, LLC
SERVICE RALEIGH, LLC
SERVICE SALT LAKE CITY, LLC
SERVICE SEATTLE, LLC
SERVICE SOUTH, LLC
SERVICE ST. LOUIS, LLC
SERVICE TALLAHASSEE, LLC
SERVICE TAMPA, LLC
SERVICE TRI-CITIES, LLC
SERVICE VIRGINIA, LLC
SERVICE WEST COAST, LLC

By:
Name:	Hugh H. Cooper
Title:	Chief Financial Officer
Signature Page to HB Service Security Agreement

ACCEPTED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:
WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Cavan J. Harris
Senior Vice President
Signature Page to HB Service Security Agreement

SCHEDULE I
JURISDICTIONS FOR UCC FILINGS

Legal Name	Filing Location
HB Service, LLC	Delaware Secretary of State
[List other Subsidiaries]

SCHEDULE II
PRINCIPAL PLACE OF BUSINESS;
LOCATIONS OF COLLATERAL; FICTITIOUS NAMES
[Name of Entity]:
Jurisdiction of Incorporation/Organization:
Federal Tax ID no.:
Organizational ID no.:
Chief Executive Office Address:
Locations of Accounts Receivable Records:
Locations of Inventory:
Other places of business:
Trade/fictitious or prior corporate names (last five years):

SCHEDULE III
COPYRIGHTS

SCHEDULE IV
PATENTS

SCHEDULE V
TRADEMARKS

SCHEDULE VI
DEPOSIT ACCOUNTS

EXHIBIT A
FORM OF
PLEDGOR ACCESSION
     THIS PLEDGOR ACCESSION (this “Accession”), dated as of                     , ___, is executed and delivered by                                         , a                      corporation (the “Company”), in favor of WACHOVIA BANK, NATIONAL ASSOCIATION (the “Bank”), pursuant to the Security Agreement referred to hereinbelow.
     Reference is made to the Credit Agreement between Swisher International, Inc., a Nevada corporation (the “Borrower”) and Wachovia Bank, National Association (the “Bank”), dated as of November 14, 2005, as amended by that certain First Amendment to Credit Agreement dated as of April 26, 2006, that certain Second Amendment and Waiver to Credit Agreement dated as of September 8, 2006 and that certain Third Amendment and Waiver to Credit Agreement (the “Third Amendment”) dated as March 21, 2008 (as further amended, modified or supplemented from time to time, the “Credit Agreement”). In connection with the Third Amendment and as a condition to continued extensions of credit under the Credit Agreement, HB Service and its Subsidiaries have (i) guaranteed the payment in full of the obligations of the Borrower under the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement), and (ii) executed a Security Agreement dated as of March 21, 2008 (as amended, modified or supplemented from time to time, the “Security Agreement”), pursuant to which they have granted in favor of the Bank a security interest in and Lien upon the Collateral described therein as security for their obligations under the Credit Documents. Except as otherwise provided herein, capitalized terms used herein without definition shall have the meanings given to them in the Security Agreement.
     The Borrower has agreed under the Credit Agreement to cause each of HB Service’s future subsidiaries to become a party to (i) the Credit Agreement as a guarantor thereunder and (ii) to the Security Agreement as a Pledgor thereunder. The Company is a subsidiary of HB Service and, as required by the Credit Agreement, has become a guarantor under the Credit Agreement as of the date hereof. Under direct or indirect common control with the Borrower, the Company will obtain benefits as a result of the continued extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desires to execute and deliver this Accession. Therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Bank to continue to extend credit to the Borrower under the Credit Agreement, the Company hereby agrees as follows:
     1. The Company hereby joins in and agrees to be bound by each and all of the provisions of the Security Agreement as a Pledgor thereunder. In furtherance (and without limitation) of the foregoing, and as security for all of the Secured Obligations, the Company hereby pledges, assigns and delivers to the Bank, and grants to the Bank, a Lien upon and security interest in, all of its right, title and interest in and to the Collateral described in the Security Agreement, all on the terms and subject to the conditions set forth in the Security Agreement.

     2. The Company hereby represents and warrants that each representation and warranty contained in the Security Agreement are true and correct with respect to the Company as of the date hereof and after giving effect to this Accession.
     3. This Accession shall be a Credit Document (within the meaning of such term under the Credit Agreement), shall be binding upon and enforceable against the Company and its successors and assigns, and shall inure to the benefit of and be enforceable by the Bank and its successors and assigns. This Accession and its attachments are hereby incorporated into the Security Agreement and made a part thereof.
     IN WITNESS WHEREOF, the Company has caused this Accession to be executed under seal by its duly authorized officer as of the date first above written.

[NAME OF COMPANY]
By:
Name:
Title:

UNCONDITIONAL GUARANTY
[HUIZENGA]
March ___, 2008
Swisher International, Inc.
4725 Piedmont Row Drive, Suite 400
Charlotte, North Carolina 29210
(Hereinafter referred to as “Borrower”)
H. Wayne Huizenga
450 East Las Olas Boulevard
Suite 1500
Fort Lauderdale, Florida 33301
(Hereinafter referred to as “Guarantor”)
Wachovia Bank, National Association
301 South Tryon Street, 28th Floor
Charlotte, North Carolina 28288-0334
(Hereinafter referred to as “Bank”)
To induce Bank to make, extend or renew loans, advances, credit, or other financial accommodations to or for the benefit of Borrower, which are and will be to the direct interest and advantage of the Guarantor, and in consideration of loans, advances, credit, or other financial accommodations made, extended or renewed to or for the benefit of Borrower, which are and will be to the direct interest and advantage of the Guarantor, Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Bank and its successors, assigns and affiliates the timely payment and performance of all liabilities and obligations of Borrower to Bank and its affiliates, under that certain amended and restated revolving note (the “Revolving Note”) dated of even date herewith made by Borrower to the order of Bank, in the original principal amount of $10,000,000.00, as the same shall be amended, modified, increased or extended from time to time (the “Note”), that certain Credit Agreement dated of even date herewith made between the Borrower and Bank, dated as of November 14, 2005, as amended by that certain First Amendment to Credit Agreement dated as of April 26, 2006, that certain Second Amendment and Waiver to Credit Agreement dated as of September 8, 2006 and that certain Third Amendment and Waiver to Credit Agreement (the “Third Amendment”) dated as of March 21, 2008, providing for the availability of a $10,000,000 revolving credit facility to the Borrower upon the terms and conditions set forth therein (as further amended, modified or supplemented from time to time, the “Credit Agreement”), however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, due or to become due, now existing or hereafter contracted or acquired, and all modifications, extensions and renewals thereof, (collectively, the “Guaranteed Obligations”). Any term used herein but not defined shall have the meaning as set forth in the Credit Agreement.
Guarantor further covenants and agrees:
GUARANTOR’S LIABILITY. This Guaranty is a continuing and unconditional guaranty of payment and performance and not of collection. Notwithstanding anything contained herein, the maximum liability of Guarantor shall be limited to a sum equal to (a) the difference between (i) the aggregate outstanding principal amount of the Revolving Loans and the Letter of Credit Exposure minus (ii) the Threshold Amount, at any time such amount is greater than zero, plus, (b) all unpaid interest, including interest that but for the filing of bankruptcy would have accrued on such amount set forth in clause (i) above, and attorney’s fees, fees and expenses related thereto. For the purposes of determining the liability of the Guarantor, the calculation of the aggregate outstanding principal amount of the Revolving Loans and the Letter of Credit Exposure shall not be reduced by the collateral held as security for the Guaranteed Obligations or by payments received for credit to the Guaranteed Obligations from sources other than the Borrower. This Guaranty does not impose any obligation on Bank to extend or continue to extend credit or otherwise deal with Borrower at any subsequent time. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Guaranteed Obligations is rescinded, avoided or for any other reason must be returned by Bank, and the returned payment shall remain payable as part of the Guaranteed Obligations, all as though such payment had not been made. Except to the extent the provisions of this Guaranty give Bank additional rights, this Guaranty shall not be deemed to supersede or replace any other guaranties given to Bank by Guarantor; and the obligations guaranteed hereby shall be in addition to any other obligations guaranteed by Guarantor pursuant to any other agreement of guaranty given to Bank and other guaranties of the Guaranteed Obligations.
TERMINATION OF GUARANTY. Guarantor may terminate this Guaranty only by written notice, delivered personally to or received by certified or registered United States Mail by an authorized officer of Bank at the address for notices provided herein. Such termination shall be effective only with respect to Guaranteed Obligations arising more than 15 days after the date such written notice is received by said Bank officer. Guarantor may not terminate this Guaranty as to Guaranteed Obligations (including any subsequent extensions, modifications or compromises of the Guaranteed Obligations) then existing, or Guaranteed Obligations arising subsequent to receipt by Bank of said notice if such Guaranteed Obligations are a result of Bank’s obligation to make advances pursuant to a commitment, or are based on Borrower’s obligations to make payments pursuant to any related swap agreement (as defined in 11 U.S.C. § 101, as in effect from time to time), entered into prior to expiration of the 15 day notice period, or are a result of advances which are necessary for Bank to protect its collateral or otherwise preserve its interests. Termination of this Guaranty by any single Guarantor will not affect the existing and continuing obligations of any other Guarantor hereunder.
CONSENT TO MODIFICATIONS. Guarantor consents and agrees that, with prior written notice to Guarantor, Bank (and, with respect to swap obligations, its affiliates) may from time to time, in its sole discretion, without affecting, impairing, lessening or releasing the obligations of Guarantor hereunder: (a) extend or modify the time, manner, place or terms of payment or performance and/or otherwise change or modify the credit terms of the Guaranteed Obligations; (b) increase, renew, or enter into a novation of the Guaranteed Obligations; (c) waive or consent to the departure from terms of the Guaranteed Obligations; (d) permit any change in the business or other dealings and relations of Borrower or any other guarantor with Bank; (e) proceed against, exchange, release, realize upon, or otherwise deal with in any manner any collateral that is or may be held by Bank in connection with the Guaranteed Obligations or any liabilities or obligations of Guarantor; and (f) proceed against, settle, release, or compromise with Borrower, any insurance carrier, or any other person or entity liable as to any part of the Guaranteed Obligations, and/or subordinate the payment of any part of the Guaranteed Obligations to the payment of any other obligations, which may at any time be due or owing to Bank; all in such manner and upon such terms as Bank may deem appropriate, and without consent from Guarantor. No invalidity, irregularity, discharge or unenforceability of, or action or omission by Bank relating to any part of the Guaranteed Obligations or any security therefor shall affect or impair this Guaranty.
WAIVERS AND ACKNOWLEDGMENTS. Guarantor waives and releases the following rights, demands, and defenses Guarantor may have with respect to Bank (and, with respect to swap obligations, its affiliates) and collection of the Guaranteed Obligations: (a) promptness and diligence in collection of any of the Guaranteed Obligations from Borrower or any other person

2

liable thereon, and in foreclosure of any security interest and sale of any property serving as collateral for the Guaranteed Obligations; (b) any law or statute that requires that Bank (and, with respect to swap obligations, its affiliates) make demand upon, assert claims against, or collect from Borrower or other persons or entities, foreclose any security interest, sell collateral, exhaust any remedies, or take any other action against Borrower or other persons or entities prior to making demand upon, collecting from or taking action against Guarantor with respect to the Guaranteed Obligations, including any such rights Guarantor might otherwise have had under Va. Code §§ 49-25 and 49-26, et seq., N.C.G.S. §§ 26-7, et seq., Tenn. Code Ann. § 47-12-101, O.C.G.A. § 10-7-24, Mississippi Code Ann. Section 87-5-1, and any successor statute and any other applicable law; (c) any law or statute that requires that Borrower or any other person be joined in, notified of or made part of any action against Guarantor; (d) that Bank or its affiliates preserve, insure or perfect any security interest in collateral or sell or dispose of collateral in a particular manner or at a particular time, provided that Bank’s obligation to dispose of Collateral in a commercially reasonable manner is not waived hereby; (e) notice of any new transactions or other relationships between Bank, Borrower and/or any guarantor, and of changes in the financial condition of, ownership of, or business structure of Borrower or any other guarantor; (f) presentment, protest, notice of dishonor, notice of default, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale, and all other notices of any kind whatsoever to which Guarantor may be entitled, except as otherwise provided in the Loan Documents; (g) the right to assert against Bank or its affiliates any defense (legal or equitable), set-off, counterclaim, or claim that Guarantor may have at any time against Borrower or any other party liable to Bank or its affiliates; (h) all defenses relating to an invalidity, insufficiency, unenforceability, enforcement, release or impairment of Bank or its affiliates’ lien on any collateral, of the Loan Documents, or of any other guaranties held by Bank; (i) any right to which Guarantor is or may become entitled to be subrogated to Bank or its affiliates’ rights against Borrower or to seek contribution, reimbursement, indemnification, payment or the like, or participation in any claim, right or remedy of Bank or its affiliates against Borrower or any security which Bank or its affiliates now has or hereafter acquires, until such time as the Guaranteed Obligations have been fully satisfied beyond the expiration of any applicable preference period; (j) any claim or defense that acceleration of maturity of the Guaranteed Obligations is stayed against Guarantor because of the stay of assertion or of acceleration of claims against any other person or entity for any reason including the bankruptcy or insolvency of that person or entity; and (k) the right to marshalling of Borrower’s assets or the benefit of any exemption claimed by Guarantor. Guarantor acknowledges and represents that Guarantor has relied upon Guarantor’s own due diligence in making an independent appraisal of Borrower, Borrower’s business affairs and financial condition, and any collateral; Guarantor will continue to be responsible for making an independent appraisal of such matters; and Guarantor has not relied upon Bank or its affiliates for information regarding Borrower or any collateral.
FINANCIAL CONDITION. Guarantor, in all material respects, warrants, represents and covenants to Bank and its affiliates that on and after the date hereof: (a) the fair saleable value of Guarantor’s assets exceeds its liabilities, Guarantor is meeting its current liabilities as they mature, and Guarantor is and shall remain solvent; (b) all financial statements of Guarantor furnished to Bank are correct and accurately reflect the financial condition of Guarantor as of the respective dates thereof; (c) since the date of such financial statements, there has not occurred a material adverse change in the financial condition of Guarantor; and (d) there are not now pending any court or administrative proceedings or undischarged judgments against Guarantor, no federal or state tax liens have been filed or threatened against Guarantor, and Guarantor is not in default or claimed default under any material agreement.
INTEREST AND APPLICATION OF PAYMENTS. Regardless of any other provision of this Guaranty or other Loan Documents, if for any reason the effective interest on any of the Guaranteed Obligations should exceed the maximum lawful interest, the effective interest shall be deemed reduced to and shall be such maximum lawful interest, and any sums of interest

3

which have been collected in excess of such maximum lawful interest shall be applied as a credit against the unpaid principal balance of the Guaranteed Obligations. Monies received from any source by Bank or its affiliates for application toward payment of the Guaranteed Obligations may be applied to such Guaranteed Obligations in any manner or order deemed appropriate by Bank and its affiliates.
DEFAULT. If any of the following events occur, a default (“Default”) under this Guaranty shall exist: (a) failure of timely payment or performance of the Guaranteed Obligations or a default under any Loan Document after applicable notice and cure periods, if any; (b) a breach of any agreement or representation contained or referred to in the Guaranty, or any of the Loan Documents; (c) one hundred eighty (180) calendar days after the death of Guarantor unless Bank approves a substitute guarantor; (d) the assignment for the benefit of creditors of, or the commencement of any insolvency or bankruptcy proceeding by or against Guarantor, provided such event is not cured or set aside within sixty (60) days of its occurrence; (e) Bank determines in good faith, in its sole discretion, that the prospects for payment or performance of the Guaranteed Obligations are materially impaired or a material adverse change has occurred in the business or prospects of Guarantor, financial or otherwise; and/or (f) a sale or transfer of Guarantor’s ownership interest in the Borrower which results in Guarantor or his Affiliate(s) no longer controlling Borrower.
If a Default occurs, the Guaranteed Obligations shall be due immediately and payable without notice, other than Guaranteed Obligations under any swap agreements (as defined in 11 U.S.C. § 101, as in effect from time to time) with Bank or its affiliates, which shall be due in accordance with and governed by the default and termination provisions of said swap agreements, and, Bank and its affiliates may exercise any rights and remedies as provided in this Guaranty and other Loan Documents, or as provided at law or equity. Guarantor shall pay interest on the Guaranteed Obligations from such Default at the highest rate of interest charged on any of the Guaranteed Obligations.
ATTORNEYS’ FEES AND OTHER COSTS OF COLLECTION. Guarantor shall pay all of Bank’s and its affiliates’ reasonable expenses incurred to enforce or collect any of the Guaranteed Obligations, including, without limitation, reasonable arbitration, paralegals’, attorneys’ and experts’ fees and expenses, whether incurred without the commencement of a suit, in any suit, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding; provided that reasonable attorneys fees shall be based on actual hours expended at normal hourly rates.
SUBORDINATION OF OTHER DEBTS. Guarantor agrees: (a) to subordinate the obligations now or hereafter owed by Borrower to Guarantor (“Subordinated Debt”) to any and all obligations of Borrower to Bank or its affiliates now or hereafter existing while this Guaranty is in effect, provided however that Guarantor may receive regularly scheduled principal and interest payments on the Subordinated Debt so long as (i) all sums then due and payable by Borrower to Bank and its affiliates have been paid in full on or prior to such date, and (ii) no event or condition which constitutes or which with notice or the lapse of time would constitute an event of default with respect to the Guaranteed Obligations shall be continuing on or as of the payment date; (b) Guarantor will either place a legend indicating such subordination on every note, ledger page or other document evidencing any part of the Subordinated Debt or deliver such documents to Bank; and (c) except as permitted by this paragraph, Guarantor will not request or accept payment of or any security for any part of the Subordinated Debt, and any proceeds of the Subordinated Debt paid to Guarantor, through error or otherwise, shall immediately be forwarded to Bank by Guarantor, properly endorsed to the order of Bank, to apply to the Guaranteed Obligations.

4

MISCELLANEOUS. Assignment. This Guaranty and other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Bank’s interests in and rights under this Guaranty and other Loan Documents are freely assignable, in whole or in part, by Bank. Any assignment shall not release Guarantor from the Guaranteed Obligations. Organization; Powers. Guarantor (i) is an adult individual and is sui juris, (ii) has the power and authority to own its properties and assets and to carry on its business as now being conducted and as now contemplated; and (iii) has the power and authority to execute, deliver and perform, and by all necessary action has authorized the execution, delivery and performance of, all of its obligations under this Guaranty and any other Loan Document to which it is a party. Applicable Law; Conflict Between Documents. This Guaranty shall be governed by and construed under the laws of the state named in Bank’s address shown above without regard to that state’s conflict of laws principles. If the terms of this Guaranty should conflict with the terms of any commitment letter that survives closing, the terms of this Guaranty shall control. Jurisdiction. Guarantor irrevocably agrees to non-exclusive personal jurisdiction in the state named in Bank’s address shown above. Severability. If any provision of this Guaranty or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or other Loan Documents. Notices. Any notices to Guarantor shall be sufficiently given if in writing and mailed or delivered to Guarantor’s address shown above or such other address as provided hereunder, and to Bank, if in writing and mailed or delivered to Wachovia Bank, National Association, Mail Code VA7628, P.O. Box 13327, Roanoke, VA 24040 or Wachovia Bank, National Association, Mail Code VA7628, 10 South Jefferson Street, Roanoke, VA 24011 or such other address as Bank may specify in writing from time to time. Notices to Bank must include the mail code. In the event that Guarantor changes Guarantor’s address at any time prior to the date the Guaranteed Obligations are paid in full, Guarantor agrees to promptly give written notice of said change of address to Bank by registered or certified mail, return receipt requested, all charges prepaid. Plural; Captions. All references in the Loan Documents to borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term “person” shall mean any individual person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents. Binding Contract. Guarantor by execution of and Bank by acceptance of this Guaranty agree that each party is bound to all terms and provisions of this Guaranty. Amendments, Waivers and Remedies. No waivers, amendments or modifications of this Guaranty and other Loan Documents shall be valid unless in writing and signed by an officer of Bank. No waiver by Bank or its affiliates of any Default shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Bank or its affiliates in exercising any right, power, or privilege granted pursuant to this Guaranty and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. All remedies available to Bank or its affiliates with respect to this Guaranty and other Loan Documents and remedies available at law or in equity shall be cumulative and may be pursued concurrently or successively. Loan Documents. The term “Loan Documents” refers to all documents executed in connection with or related to the Guaranteed Obligations and may include, without limitation, the Note, the Credit Agreement, the Unconditional Guaranty executed by Steve Berrard dated of even date herewith, security agreements, instruments, financing statements, letters of credit and any amendments or supplements (excluding swap agreements as defined in 11 U.S.C. § 101, as in effect from time to time). LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO, INCLUDING BANK BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER

5

AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE. FINAL AGREEMENT. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
NEGATIVE COVENANTS. Guarantor agrees that from the date hereof and until final payment in full of the Guaranteed Obligations, unless Bank shall otherwise consent in writing, Guarantor will not: Default on Other Contracts or Obligations. Default (beyond any applicable cure and grace periods, if any) on any material contract or contracts with or obligation when due to a third party or default in the performance of any obligation to a third party incurred for money borrowed which would result in the acceleration of debt owed in excess of $5,000,000.00 in the aggregate. Government Intervention. Permit the assertion or making of any seizure, vesting or intervention by or under authority of any governmental entity, as a result of which the management of Guarantor is displaced of its authority in the conduct of its respective business or such business is materially curtailed or materially impaired. Judgment Entered. Permit the entry of any final monetary judgment(s) which, in the aggregate exceed $25,000,000.00 when taking into account Guarantor and Huizenga Investments Limited Partnership, a Nevada limited partnership.
PERSONAL FINANCIAL STATEMENTS. Huizenga Investments and Guarantor shall deliver to Bank, within 120 days after the end of each calendar year, combined financial statements including, a balance sheet, with supporting schedules; all in reasonable detail and prepared on a consistent basis with prior financial statements furnished to Bank by Huizenga Investments and Guarantor. Such statements shall be certified as to their correctness by Guarantor.
ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of or relating to the Loan Documents between parties hereto (a “Dispute”) shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the “Arbitration Rules”) of the American Arbitration Association (the “AAA”) and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, a dispute as to whether a matter is subject to arbitration, claims brought as class actions, or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements. Special Rules. All arbitration hearings shall be conducted in the city named in the address of Bank first stated above. A hearing shall begin within 90 days of demand for arbitration and all hearings shall conclude within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable Federal or state substantive law except as provided herein. Preservation and Limitation of Remedies. Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution,

6

certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party’s entitlement to such remedies is a Dispute. Waiver of Jury Trial. THE PARTIES ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO JURY TRIAL WITH REGARD TO A DISPUTE AS TO WHICH BINDING ARBITRATION HAS BEEN DEMANDED.

7

     IN WITNESS WHEREOF, Guarantor, on the day and year first written above, has caused this Unconditional Guaranty to be executed under seal.
Signed, sealed and delivered
in the presence of:

Print Name:	H. Wayne Huizenga

Print Name:

STATE OF FLORIDA	)
) SS:
COUNTY OF BROWARD	)
The foregoing instrument was acknowledged before me this ____ day of September, 2006, by H. Wayne Huizenga. He is personally known to me or has produced a driver’s license as identification and did not take an oath.

Print or Stamp Name:
Notary Public, State of Florida at Large
Commission No.:
My Commission Expires:

Exhibit D

Schedule 4.9
Litigation
NONE

Schedule 4.10(b)
Solvency
NONE

Schedule 4.10©
Note Receivables
Swisher International Inc.
4.10(c) — Schedule of Notes Receivable
December 31, 2007

Borrower / Franchise		Interest Rate

Husbelt Agho / Staten Island	$7,379	7.00%
Steven & Ilene Brescia / Hudson Valley	16,001	7.00%
David Bradley, Inc. / Detroit	75,000	LIBOR + 2.75%
Masterswisher-Societade Gestora de Franchising Lda / Portugal	5,739	non-interest bearing
Hi-Gene Limited / Australia & New Zealand	357,261	non-interest bearing
Various notes to franchisees for soap dispensers purchases	15,908	22.45%

Total	$477,288

Schedule 4.13
Environmental Compliance
NONE

Schedule 4.14
Realty, Registry
NONE

Schedule 4.15
Intellectual Property
See Trademark Report Attached

SWISHER INTERNATIONAL, INC.
TRADEMARK STATUS REPORT
4th QUARTER 2007
REGISTRATIONS
DOMESTIC AND INTERNATIONAL

Estimated
											Our	Fees/Costs
	Renewal				Appln.	Appln.	Reg.	Reg.			File	for Post-
	Due	Cty	Status	Mark	No.	Date	No.	Date	Comments	Foreign Associate	No.	Registration Filings[1]
1	04/04/08 5th Anniv. 04/04/13 10th Anniv. 04/04/18 15th Anniv.	Philippines	Active	SWISHER & Design	123799	08/20/97	41997 123799	04/04/02	Awaiting instructions from client pending requested reminder for 0l/2008 to consider further filing a renewal application. A Declaration of Use (must list established selling of goods/services) or a Declaration of Non-Use must be filed before 04/04/2008, the registration will be abandoned.	Mr. Enrique T. Manuel SyCip Salazar Hernandez & Gatmaitan 4th Floor, SyCipLaw-All Asia Capital Center 105 Paseo de Roxas 1226 Makati City, Metro Manila Philippines Tel.: (632) 817-9811 to 20/(632) 817-2001 to 09 Fax: (632) 817-38961/(632) 818-7562 sshg@syciplaw.com	.0623	Approx. $700-$900 USD (including $11 USD government filing fee) (2008)

.

[1]	All Fees and costs provided in this chart are estimates, and reflect fees and costs effective as of March 2006. Increases in our fees generally take effect on February 1. Increases in foreign fees and costs may take effect at any time.
When we give you estimates, as we do in this chart, we work to stay within the estimates, but we do not guarantee that the final fees and costs will be within the estimates. You may stipulate a limit on our authority to incur fees or costs on your behalf on particular projects. We will prosecute post-registration filings diligently, but we cannot guarantee that this filings will be approved, since approvals may be withheld for reasons beyond your or our control. The estimates in this chart assume standard, uncontested prosecutions. Final fees and costs may be at the upper ends of the estimates, or may exceed the estimates, if services are required to expedite processing, to respond to nonstandard comments from trademark examiners, to resist or comply with nonstandard requirements imposed by trademark examiners, or to resist or negotiate with outside parties who oppose the filings. Also, additional fees and costs may be incurred If services are required as a result of: (1) significant changes in approaches or facts after projects have been started; (2) delays or defaults by you in providing us with any required informaton; or (3) circumstances beyond your or our control.
For U.S. Filings, the estimates cover our hourly legal fees, foreign government filing fees and other costs. Hourly legal fees vary primarily based on the types of comments and objections received from the trademark examiners. The primary government filing fees are $300 per class for §8 and §15 filings, and $500 per class for renewal filings. We do not charge you for ordinary costs such as postage and copying; however, we do charge you for extraordinary costs.
For foreign filings, the estimates cover foreign hourly or fixed legal fees, our hourly legal fees, government filing fees and other costs. Foreign legal fees generally arc incurred on an hourly basis, although sometimes we are able to negotiate fixed fees or upper limits on fees. Foreign legal fees vary primarily based on the types of comments and objections received from trademark examiners. Our hourly legal fees generally involve some paralegal time and some attorney time to manage and review the work being performed by the foreign associates. Foreign government filing fees and other costs incurred by foreign associates vary widely by country. We do not charge you for ordinary costs such as postage and copying; however, we do charge you for extraordinary costs.
SWISHER INTERNATIONAL, INC.
TRADEMARK STATUS REPORT
4th QUARTER 2007
REGISTRATIONS
DOMESTIC AND
INTERNATIONAL

												Estimated
											Our	Fees/Costs
	Renewal				Appln.	Appln.	Reg.	Reg.			File	for Post-
	Due	Cty	Status	Mark	No.	Date	No.	Date	Comments	Foreign Associate	No.	Registration Filings[1]
2	10/27/08	China	Active	SWISHER & Design	970010 6284	10/09/97	1219941	10/28/98		Annie Tsoi, Partner Deacons 5th Floor, Alexandra House 18 Chater Road Central Hong Kong Tel +852 2825 9211 Fax +852 8108 031.3 E-mail annie.tsoi@deacons.com.cn	.0610	Approx. $ 800-$1,000 USD (2008)
3	11/13/08	Korea	Active	SWISHER & Design	97-11601	06/97	49435	11/13/98		Mr. Jung Hoon LeeBae Kim & Lee 3rd-12th Floor Hankook Tire Bldg. 647-15 Yoksam-dong, Kangnam-gu Seoul, 135-723, Korea Tel.: (82-2) 3404-0000 (Company)82-2-3404-01 13 (direct) Fax:	.0615	Approx. $700-$900 USD (2008)
										82-2-3404-0006 E-mail:
										jh1@BKL co.kr Ref.No.:
										97-FTA-325
4	07/14/09	Ireland	Active	SWISHER & Design	99/2377	07/14/99	214241	07/14/99		Ms. Anne Ryan Anne Ryan & Co. 60 Northumberland Road Ballsbridge, Dublin 4 IRELAND Phone (1) 6680094 Facsimile (1)6680412 E-mail:	.0614	Approx. S900-$1,500 USD (2009)
										anneryan@indigo.ie Ref.No.:
										T99-50-lE/AR/AMR/amr
Registrations
2

SWISHER INTERNATIONAL, INC.
TRADEMARK STATUS REPORT
4th QUARTER 2007
REGISTRATIONS
DOMESTIC AND INTERNATIONAL

												Estimated
											Our	Fees/Costs
	Renewal				Appln.	Appln.	Reg.	Reg.			File	For Post-
	Due	Cty	Status	Mark	No.	Date	No.	Date	Comments	Foreign Associate	No.	Registration Filings[1]
5	10/07/09	Norway	Active	SWISHER & Design	199906182	06/24/99	199799	10/07/99		Mr. Sidsel Ratcliff Acapo AS Strandgaten 198 P.O.Box 1880 Nordnes 5817 Bergen Norway Telephone: — 47 55 21 40 80 Telefax: +47 55 21 40 81 E-mail@acapo.no Web: www acapo.no Our ref: v-9391	.0618	Approx. $1,800-$2,300 USD (including $545 USD government filing Fee) (2009)

6	08/25/10	India	Active	SWISHER & Design(CI. 3)	950100	08/25/00	950100	08/25/00		Siddharth Mahajan Lall & Sethi M-19A, South Extension II New Delhi — 110049, India Tel.: 91 11 2625 3906 Fax: 91 11 5164 2004 psharma@indiaip.com www.indiaip.com	.0628	Approx. $500-$800 USD (including $112 USD government filing fee) (2010)

7	08/25/10	India	Active	SWISHER & Design (Cl. 5)	950103	08/25/00	950103	08/25/00		Siddharth Mahajan Lall & Sethi	.0629	Approx. $500-$800 USD (including $112 USD government filing fee) (2010)

8	08/25/10	India	Active	SWISHER AB CONCENTRATE	950102	08/25/00	950102	08/25/00		Siddharth Mahajan Lall & Sethi	.0630	Approx. $500-$800 USD (including $112 USD government filing fee) (2010)
Registrations
3
SWISHER INTERNATIONAL, INC.
TRADEMARK STATUS REPORT
4th QUARTER 2007
REGISTRATIONS
DOMESTIC AND INTERNATIONAL

												Estimated
											Our	Fees/Costs
	Renewal				Appln.	Appln.	Reg.	Reg.			File	For Post-
	Due	Cty	Status	Mark	No.	Date	No.	Date	Comments	Foreign Associate	No.	Registration Filings[1]
9	08/25/10	India	Active	SWISHER CHROME CLEANER	950101	08/25/00	950101	08/25/00		Siddharth Mahajan Lall & Sethi	.0631	Approx. $500-$800 USD (including $112 USD government filing fee) (2010)

10	08/29/11	Mexico	Active	SWISHER	504226	08/29/01	752320	06/27/02		Mr. Julio Rivera Mr. Adolfo Ocejo Winstead y Rivera, S.C. Av. Insurgentes Sur 1685, Piso 13-04 Torre Diamante Colonia Guadalupe Inn Delegation Alvaro Obregon 01020 Mexico, D.F. Mexico Tel.: 011-52-5-661-3025 Fax: 011-52-5-661-3033 jrivera@wrivera.com.mx	.0600	Approx. $700-$900 USD (2011)

11	08/30/11	Canada	Active	SANISERVICE	744,438	12/22/93	TMA 462,236	08/30/96		Ms. Toni Polson Ashton Sim & McBurney 330 University Avenue, 6th fl. Toronto, Ontario M5G IR7 Tel.: (416) 595-1155 Fax: (416) 595-1163 ashton@sim-mcburney.com www.sim-mcburney.com	.0606	Approx. $800-$1,200 USD (including $260 USD government filing fee) (2011)
Registrations
4

SWISHER INTERNATIONAL, INC.
TRADEMARK STATUS REPORT
4th QUARTER 2007
REGISTRATIONS
DOMESTIC AND INTERNATIONAL

												Estimated
											Our	Fees/Costs
	Renewal				Appln.	Appln.	Reg.	Reg.			File	For Post-
	Due	Cty	Status	Mark	No.	Date	No.	Date	Comments	Foreign Associate	No.	Registration Filings[1]
12	01/21/12 (2nd Renewal)	Macau	Active	SWISHER & Design	N/003045	01/21/98	N/003045	07/03/98		Mr. Luis Reigadas RPmacau — Intellectual Property Services, Ltd. Travessa da Misericordia, No. 6 1st and 2nd Floors ‘A’ P.O. Box: No 1299 Macau SAR, China Tel: (853) 35 65 69, 35 65 70 Fax: (853) 35 65 71 Email: contact@rpmacau.com	.0619	Approx. $700-$900 USD (2012)

13	02/14/12 FILE SECTION 8 & 15 AFFIDAVIT	U.S.	Active	SWISHER TOTAL IMAGE	78691594	08/12/05	3,059,156	02/14/06	Section 8 & 15 will be due on 02/14/2012	N/A	.0409	Approx. 8 & 15 Affidavit: $700-$800 USD (including government filing fee) (2012) Approx. Renewal: $800-$l,000 USD (including government filing fee) (2016)
Registrations
5
SWISHER INTERNATIONAL, INC.
TRADEMARK STATUS REPORT
4th QUARTER 2007
REGISTRATIONS
DOMESTIC AND INTERNATIONAL

												Estimated
											Our	Fees/Costs
	Renewal				Appln.	Appln.	Reg.	Reg.			File	For Post-
	Due	Cty	Status	Mark	No.	Date	No.	Date	Comments	Foreign Associate	No.	Registration Filings[1]
14	02/14/12 FILE SECTION 8 & 15 AFFIDAVIT	U.S.	Active	“S” Design	78575314	02/25/05	3,059,018	02/14/06	Section 8 &15 will be due on 02/14/2012.	N/A	.0403	Approx. Section 8 & 15: $700-$800 USD (including government filing fee) (2012) Approx. Renewal: $800-$1,000 USD (including government filing fee) (2016)

15	02/25/12	Canada	Active	“S” Design	744,427	12/22/93	TMA 471,527	02/25/97		Ms. Toni Polson Ashton Sim & McBurney	.0607	Approx. $800-$1,300 USD (including $260 USD government filing fee) (2012)

16	02/25/12	Canada	Active	“S” SWISHER MAIDS & Design	755,673	05/26/94	TMA 471,555	02/25/97		Ms. Tom Polson Ashton Sim & McBurney	.0608	Approx. $800-$1,300 USD (including $260 USD government filing fee) (2012)
Registrations
6

SWISHER INTERNATIONAL, INC.
TRADEMARK STATUS REPORT
4th QUARTER 2007
REGISTRATIONS
DOMESTIC AND INTERNATIONAL

												Estimated
											Our	Fees/Costs
	Renewal				Appln.	Appln.	Reg.	Reg.			File	For Post-
	Due	Cty	Status	Mark	No.	Date	No.	Date	Comments	Foreign Associate	No.	Registration Filings[1]
17	08/22/12 FILE SECTION 8 & 15 AFFIDAVIT	U.S.	Active	SANIGENICS (Cl. 42)	78/721,268	09/27/05	3,133,017	08/22/06	Section 8 & 15 will be due on 08/22/2012.	N/A	.0411	Approx. 8 & 15 Affidavit: $700-$800 USD (including government filing fee) (2012) Renewal: $800-$1,000 USD (including government filing fee) (2016)

18	08/22/12 FILE SECTION 8 & 15 AFFIDAVIT	U.S.	Active	SANIGENICS & Design (Cl. 42)	78/721,440	09/27/05	3,133,022	08/22/06	Section 8 & 15 will be due on 08/22/2012.	N/A	.0412	Approx. 8 & 15 Affidavit: $700-$800 USD (including government filing fee) (2012) Renewal: $800-$1,000 USD (including government filing fee) (2016)
Registrations
7
SWISHER INTERNATIONAL, INC.
TRADEMARK STATUS REPORT
4th QUARTER 2007
REGISTRATIONS
DOMESTIC AND INTERNATIONAL

												Estimated
											Our	Fees/Costs
	Renewal				Appln.	Appln.	Reg.	Reg.			File	For Post-
	Due	Cty	Status	Mark	No.	Date	No.	Date	Comments	Foreign Associate	No.	Registration Filings[1]
19	08/22/12 FILE SECTION 8 & 15 AFFIDAVIT	U.S.	Active	SANIGENICS (Cl. 37)	73/773,348	12/14/05	3,133,177	08/22/06	Section 8 & 15 will be due on 08/22/2012.	N/A	.0417	Approx. 8 & 15 Affidavit: $700-$800 USD (including government filing fee) (2012) Renewal: $800-$1,000 USD (including government filing fee) (2016)

22	09/19/12 FILE SECTION 8 & 15 AFFIDAVIT	U.S.	Active	A HEALTHY RESPECT FOR HYGIENE	78/738,048	10/21/05	3,145,374	09/19/06	Section 8 & 15 will be due on 09/19/2012.	N/A		Approx. 8 & 15 Affidavit: $700-$800 USD (including government filing fee) (2012) Renewal: $800-$1,000 USD (including government filing fee) (2016)

23	01/05/13	U.S.	Active	SWISHER & Design	74250147	02/27/92	1,744,818	01/05/93		N/A	.0400	Approx. $800-$1,000 USD (including $500 USD government filing fee)
Registrations
8

SWISHER INTERNATIONAL, INC.
TRADEMARK STATUS REPORT
4th QUARTER 2007
REGISTRATIONS
DOMESTIC AND INTERNATIONAL

Estimated
											Our	Fees/Costs
	Renewal				Appln.	Appln.	Reg.	Reg.			File	For Post-
	Due	Cty	Status	Mark	No.	Date	No.	Date	Comments	Foreign Associate	No.	Registration Filings[1]
(2013)
24	05/22/13 FILE	U.S.	Active	STEADY STEP &	78/929,606	07/14/06	3,244,712	05/22/07	Section 8 & 15 will be due	N/A	.0420	Approx.
	SECTION 8			Design					on 05/22/2013.			8 & 15 Affidavit:
	&											$700-$800 USD
	15 AFFIDAVIT											(including
government filing fee)
(2013)
Renewal: $800-$1,000 USD
(including
government filing fee)
(2017)

25	05/22/13 FILE	U.S.	Active	SWISHER	78/916,999	06/26/06	3,244,590	05/22/07	Section 8 & 15 will be due	N/A	.0421	Approx.
	SECTION 8			DAILY					on 05/22/2013.			8 & 15 Affidavit:
	&											$700-$800 USD
	15 AFFIDAVIT											(including
government filing fee)
(2013)
Renewal:
$800-$1,000 USD
(including
government filing fee)
(2017)
Registrations
9
SWISHER INTERNATIONAL, INC.
TRADEMARK STATUS REPORT
4th QUARTER 2007
REGISTRATIONS
DOMESTIC AND INTERNATIONAL

												Estimated
											Our	Fees/Costs
	Renewal				Appln.	Appln.	Reg.	Reg.			File	For Post-
	Due	Cty	Status	Mark	No.	Date	No.	Date	Comments	Foreign Associate	No.	Registration Filings[1]
28	06/24/13	Ecuador	Active	SWISHER & Design	129438	12/05/02	24467	06/24/03	P. Matte has attempted to send communication to M. Puente requesting that file information be forwarded to Williams Mullen, attention Tom Bergert;	Williams Mullen, P.C. assigned	.0601	Approx. $600-$800 USD
										as responsible attorney
												(2013)
										Former attorney:
										Dr. Migel Angel Puente Puente & Asociados
									however, M. Puente cannot	Av. Colon E4-82 y 9 de Octubre
									seem to be located.	Edificio Gavino Fernández,
										office 102
										Quito, Ecuador, América del Sur
										Tel.: (5932) 222 36 16/255 90 80
										Fax. (5939) 982 43 62
										mpuente@plandecornpras.com

29	06/24/13	Ecuador	Active	SWISHER & Design	129437	12/05/02	2221	06/24/03	Please see above.	Williams Mullen, P.C. assigned as responsible attorney	.0635	Approx. $600-$800 USD
												(2013)

30	06/24/13	Ecuador	Active	SWISHER & Design	129798	12/17/02	8329	06/24/13	Please see above.	Williams Mullen, P.C. assigned as responsible attorney	.0636	Approx. $600-$800 USD
												(2013)
Registrations
10

SWISHER INTERNATIONAL, INC.
TRADEMARK STATUS REPORT
4th QUARTER 2007
REGISTRATIONS
DOMESTIC AND INTERNATIONAL

												Estimated
											Our	Fees/Costs
	Renewal				Appln.	Appln.	Reg.	Reg.			File	For Post-
	Due	Cty	Status	Mark	No.	Date	No.	Date	Comments	Foreign Associate	No.	Registration Filings[1]
32	01/09/14	Macau	Active	SWISHER &	N/23848	01/09/07	N/23848	01/09/07		Ms. Cynthia Houng	.0647	Approx.
				Design (Cl. 16)						Mr. Nicholas Redfeam Yu and Partners Suite 1802-3, Golden Centre		$4,750 to $4,900 USD
										188 Des Voeux Road		(2014)
										Central, Hong Kong
										Tel: +852 2302-0832
										Fax: +852 2736-6266
										myeung@iprights.com
										www.iprights.com

33	01/25/14 (2nd Renewal)	U.S.	Active	SWISHER	74362093	02/25/93	1,818,173	01/25/94		N/A	.0401	Approx. $800-$1,000 USD
												(including
												government filing fee)
												(2014)

31	02/15/14	Macau	Active	A HEALTHY RESPECT FOR	N/23788	08/22/06	N/23788	02/15/07			.0650	Approx. $4,750 to $4,900 USD
				HYGIENE (in
				Chinese characters)								(2014)
				(Cl. 37)

34	04/20/14	Macau	Active	SWISHER &	N23849	08/24/06	N/23849	04/20/07		Ms. Cynihia Houng	.0651	Approx
				Design (Cl. 37)						Mr. Nicholas Redfeam		$900-$1,100 USD
										Yu and Partners
												(2014)
Registrations
11
SWISHER INTERNATIONAL, INC.
TRADEMARK STATUS REPORT
4th QUARTER 2007
REGISTRATIONS
DOMESTIC AND INTERNATIONAL

Estimated
											Our	Fees/
	Renewal				Appln.	Appln.	Reg.	Reg.			File	Costs For Post-
	Due	Cty	Status	Mark	No.	Date	No.	Date	Comments	Foreign Associate	No.	Registration Filings[1]
35	06/29/14	CTM	Active	SWISHER	3920683	06/29/04	3920683	02/21/06		Mr. Richard Hastings	.0621	Approx.
				(Cl. 37)						Thomas Eggar		$2,500-$3,700 USD
Bemont House Station Way
										Crawley West Sussex RH10		(including est. $1,790
										1JA		USD government
										United Kingdom		filing fee)
Tel: +44(0) 1293 742746
										Fax: +44(0) 1293 742995		(2014)
Richard.Hastings@thomaseggar.com

36	07/29/14	Guatemala	Active	SWISHER & Design	007336-2003	10/09/03	131162	07/29/04		Mr. Guillermo Solorzano Solórzano. Carvajal, Gonzálezy	.0602	Approx. $900-$1,400 USD
Perez-Correa, S.C.
										Torre Mural		(including $290 USD
										Av. Insurgentes Sur #1605		government filing fee)
Piso 12, Suite 3
										Col. San José Insurgentes		(2014)
C.P. 03900, México, D.F.
Tel.: (877) 773-3172 (from U.S.)
(52) (55) 5062-0050
Fax: (52) (55) 5062-0051
guillermo.solorzano@solcargo.com.mx
http://www.solcargo.com.mx
Registrations
12

SWISHER INTERNATIONAL, INC.
TRADEMARK STATUS REPORT
4th QUARTER 2007
REGISTRATIONS
DOMESTIC AND INTERNATIONAL

												Estimated
											Our	Fees/Costs
	Renewal				Appln.	Appln.	Reg.	Reg.			File	For Post-
	Due	Cty	Status	Mark	No.	Date	No.	Date	Comments	Foreign Associate	No.	Registration Filings’
37	11/19/14	Turkey	Active	SWISHER	2004/37716	11/19/04	2004/37716	06/28/05		Ms. Afaf Shasha’a	.0604	Approx.
										Abu-Ghazaleh Intellectual		$700-$1,100 USD
										Property
										Tunus Cad. No. 15/3, 06680		(2014)
										Kavaklidere Ankara
										Tel.: 90312 417 60 95
										Fax: 90312 417 00 91
										agip.turkey@tagi.com
										www.agip.com

38	11/19/14	Turkey	Active	SWISHER & Design	2004/37717	11/19/04	2004/37717	11/19/04		Ms. Afaf Shasha’a	.0605	Approx. $700-.$1,100 USD
										Abu-Ghazaleh Intellectual
										Property
												(2014)

39	12/17/14	New Zealand	Active	SWISHER	232932	12/17/93	232932	01/22/97		Mr. Jonathan Aumonier-Word AJ Park	.0616	Approx. $600-$1,100 USD

										Huddart Parker Building
										1 Post Office Square		(including $187 USD
										PO Box 949, Wellington		government filing fee)
										New Zealand
										Tel.: 64 4 473 8278		(2014)
										Fax: 64 4 472 3358
										Jonathan-Aumonier-
										Ward@ajpark.com
										www.ajpark.com

40	12/17/14	New Zealand	Active	SWISHER	232933	12/17/93	232933	01 /22/97		Mr. Jonathan Aumonier- Ward	.0617	Approx. $600-$1,100 USD
										AJ Park
												(including $187 USD
												government filing fee)

												(2014)
Registrations
13
SWISHER INTERNATIONAL, INC.
TRADEMARK STATUS REPORT
4th QUARTER 2007
REGISTRATIONS
DOMESTIC AND INTERNATIONAL

												Estimated
											Our	Fees/Costs
	Renewal				Appln.	Appln.	Reg.	Reg.			File	For Post-
	Due	Cty	Status	Mark	No.	Date	No.	Date	Comments	Foreign Associate	No.	Registration Filings[1]
41	09/09/15	CTM	Active	“S” Design	4580437	09/09/05	4580437	08/31/06		Mr. Richard Hastings	.0632	Approx.
										Thomas Eggar		$2, 700-$3,900 USD
												(2015)

42	09/27/15	New Zealand	Active	SANIGENICS (Cls. 5, 37 & 42)	745216	03/27/06	745216	09/27/05		Mr. Jonathan Aumonier- Ward	.0638	Approx. $900-$1,200 USD
										AJ Park
												(2015)

43	09/27/15	New Zealand	Active	SANIGENICS.& Design (Cls. 5 & 42)	745217	03/27/06	745217	09/27/05		Mr. Jonathan Aumonier- Ward AJ Park	.0639	Approx. $900-$1,200 USD

												(2015)

44	03/26/16	Hong Kong	Active	SANIGENICS (Cls. 5, 37 & 42)	300608012	03/27/06	300608012	03/27/06		Ms. Cynthia Houng Mr. Nicholas Redfeam Yu and Partners	.0641	Approx. $900-$1,100 USD
												(2016)
Registrations
14

SWISHER INTERNATIONAL, INC.
TRADEMARK STATUS REPORT
4th QUARTER 2007
REGISTRATIONS
DOMESTIC AND INTERNATIONAL

												Estimated
											Our	Fees/Costs
	Renewal				Appln.	Appln.	Reg.	Reg.			File	For Post-
	Due	Cty	Status	Mark	No.	Date	No.	Date	Comments	Foreign Associate	No.	Registration Filings[1]
45	03/26/16	Hong Kong	Active	SANIGENICS & Design (Cls.5 & 42)	300608021	03/27/06	300608021	03/27/06		Ms. Cynthia Houng Mr. Nicholas Redfeam Yu and Partners	.0642	Approx. $900-$1, 100 USD (2016)

46	04/20/16	Australia	Active	A HEALTHY RESPECT FOR HYGIENE (Cl. 37)	1109562	04/20/06	1109562	04/20/06		Mr. Jonathan Aumonier-Ward AJ Park	.0644	Approx. $600- $1.100 USD (including $l87 USD government filing fee) (2014)

47	06/24/16 (2nd Renewal)	Hong Kong	Active	SWISHER & Design	99/08072	06/24/99	200006353	06/24/99		Ms. Polly Cheung Barlow Lyde & Gilbert Suite 1901 19F Cheung Kong Cenler 2 Queen’s Road Central Hong Kong Tel.: +852 2526 4202 Fax: +852 2810 5994 pcheung@blg.com.hk www.blg.com.hk	.0613	Approx. $900- $1,100 USD (2016)
Registrations
15
SWISHER INTERNATIONAL, INC.
TRADEMARK STATUS REPORT
4th QUARTER 2007
REGISTRATIONS
DOMESTIC AND INTERNATIONAL

												Estimated
											Our	Fees/Costs
	Renewal				Appln.	Appln.	Reg.	Reg.			File	For Post-
	Due	Cty	Status	Mark	No.	Date	No.	Date	Comments	Foreign Associate	No.	Registration Filings[1]
48	07/10/16 (2nd Renewal)	CTM[1]	Active	SWISHER & Design (Cl. 37)	287565	07/10/96	287565	01/26/99		Mr. Richard Hastings Thomas Eggar	.0603	Approx. $2,700-$3,900 USD (2016)
49	07/30/16 (2nd Renewal)	Australia	Active	SWISHER & Design	713983	07/30/96	713983	07/30/96		John O’Mahoney (Partner) Sheila Haeusler (Contact) Collison & Co. 117 King William Street Adelaide, South Australia 5000 Tel.: 61 8 8212 3133 Fax: 61 8 8231 1273 sheila@collison.com.au www.collison.com .au	.0609	Approx. $700-$800 USD (including $220 USD government filing fee) (2016)
50	08/03/16 (2nd Renewal)	Singapore	Active	SWISHER & Design	8108/96	08/03/96	8108/96	08/03/96		Mr. Kevin Wong Soh Kar Liang Ella Cheong Spruson & Ferguson (Singapore) 152 Beach Road, #30-00 Gateway East Singapore 189721 Tel.: +65 6333 7200 Fax: +65 6333 7222 kjwong@ccsf-asia.com	.0612	Approx. $800- $1,100 USD (2016)

[2]	Countries currently covered under a Community Trade Mark (“CTM”) registration are: Austria, Benelux (Belgium, the Netherlands and Luxembourg), Cyprus, the Czech Republic, Denmark, Eslonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Malta, Poland, Portugal, the Slovak Republic, Slovenia, Spain, Sweden and the United Kingdom.
Registrations
16

SWISHER INTERNATIONAL, INC.
TRADEMARK STATUS REPORT
4th QUARTER 2007
REGISTRATIONS
DOMESTIC AND INTERNATIONAL

												Estimated
											Our	Fees/Costs
	Renewal				Appln.	Appln.	Reg.	Reg.			File	For Post-
	Due	Cty	Status	Mark	No.	Date	No.	Date	Comments	Foreign Associate	No.	Registration Filings[1]
51	08/12/16 (2 nd Renewal)	Thailand	Active	SWISHER & Design	314800	08/13/96	BOR5642	09/02/97		(Ms.) L. Rung-Aroon (renewals) Mrs. Neltaya Wamcke Ms. Sarinya Nilubo Domnern Somgiat & Boonma Law Office Limited 7l9 Si Phya Road Bangrak, Bangkok 10500, Thailand Tel.: (662)639-1955 Fax: (66 2) 639-1956/57 mail@dsb.co.thwww dsb.co.Ih Ref.No.: NW/SY/os	.0627	Approx. $800-$1,100 USD (2016)
52	08/23/16	Hong Kong	Active	SWISHER & Design (CIs. 16,37)	300707337	08/24/06	300707337	08/24/06	Renewal will be due by August 23, 2016.	Ms. Cynthia Houng Mr. Nicholas Redfearn Yu and Partners	.0646	Approx. (2016)
53	Approx. 11/08/16	Indonesia	Active	SWISHER & Design	J96-24802	1l/08/96	No.: I DM000081636 (ex No. 402108)	11/08/96	Registration for renewal received and forwarded to client	Ms. Annisa Am Badar Am Badar
& Partners
Jl. Wahid Hasyim No.
143rd-4th Floors
Jakarta 10340. INDONESIA
Tel: 62 21 3983 7314 / 62 21
3983 7315
Fax: 62 21 3983 7319 / 62 21
3983 7300
E-Mail: info@ambadar.com
										Ref: T-7152 (Please always quote)	.0622	Approx. $800-J1.100USD (2016)
Registrations
17
SWISHER INTERNATIONAL, INC.
TRADEMARK STATUS REPORT
4th QUARTER 2007
REGISTRATIONS
DOMESTIC AND INTERNATIONAL

												Estimated
											Our	Fees/Costs
	Renewal				Appln.	Appln.	Reg.	Reg.			File	For Post-
	Due	Cty	Status	Mark	No.	Date	No.	Date	Comments	Foreign Associate	No.	Registration Filings[1]
54	08/31/17 (2nd Renewal)	Taiwan	Active	SWISHER & Design	(85)038080	08/02/96	93545	09/01/97		Ms. Vivian Wang Ms. Samantha Chien Union Patent Service Center 11 th Fl, 346 Nanking East Road Sec. 3, Taipei 105, Taiwan Tel. 886 2 2721 1306 Fax: 886 2 27521 1800 upsc@unionpatent.com.tw www.unionpatent.com.tw	.0626	Approx. $500-$600 USD (2007)
55	12/01/17 (2 nd Renewal)	Malaysia	Active	SWISHER & Design	97/18894	12/01/97	97/18894	12/01/97		Mr. Kevin Wong Soh Kar Liang Ella Cheong Spruson & Ferguson (Singapore) 152 Beach Road, #30-00 Gateway East Singapore $189721 Tel.: +65 6333 7200 Fax: +65 6333 7222 kjw ong@ecsf-asia.com	.0611	Approx. $1,000-$1,200 USD (2017)
58	12/05/17 (2nd Renewal)	Japan	Active	SWISHER & Design	89829/96	12/05/97	4089444	12/05/97		K. Sugimura Sugimura International Patent and Trade Mark Agency Bureau Kazan Building, 7lh Floor No. 2-4 Kasumigaseki 3 Ghome Chiyoda-Ku Tokyo 100-0013, Japan Tel.: +81-3-3581-2241	.0624	Approx. $800- $1,000 USD (2007)
										Fax: +81-3-3502-0031 k.sugimura@sugi.pat.co.jp http://www.sugipat.com/index_e
Registrations
18

SWISHER INTERNATIONAL, INC.
TRADEMARK STATUS REPORT
4th QUARTER 2007
REGISTRATIONS
DOMESTIC AND INTERNATIONAL

												Estimated
											Our	Fees/Costs
	Renewal				Appln.	Appln.	Reg.	Reg.			File	For Post-
	Due	Cty	Status	Mark	No.	Date	No.	Date	Comments	Foreign Associate	No.	Registration Filings[1]
										.htm
56	07/17/22	Canada	Active	SANIGENICS	1283489	12/13/05	TMA692,180	07/17/07		Mr. Joseph Adler Hoffer Adler LLP 250 Dundas Street West, Suite 301 Toronto, Ontario M5T 2Z5 Canada Tel: (416) 977-3444(direct) Fax: (416) 977-3332 jadler@hofferadler.com http://www.hofferadler.com	.0633	Approx. $3,200 to $4,500 USD (2022)
57	07/17/22	Canada	Active	SANIGENICS & Design	1283488	12/13/05	TMA692,181	07/17/07		Mr. Joseph Adler Hoffer Adler LLP	.0634	Approx. $3,200 to $4,500 USD (2022)
59	N/A	U.S.	Cancelled	“S” SWISHER MAIDS & Design	74/532,900	06/03/94	1904647	07/11/95	Cancelled per client’s request.	N/A	,0402	N/A
Registrations
19
SWISHER INTERNATIONAL, INC.
TRADEMARK STATUS REPORT
4th QUARTER 2007
REGISTRATIONS
DOMESTIC AND INTERNATIONAL

OPPOSITIONS
CASE NAME	ADVERSE APPLN.	STATUS/COMMENTS
Swisher International, Inc. v. American Republic Brands, LLC Opposition No.: 91168019	Mark: SWISHER Serial No.: 76/629,349 Filed: January 24, 2005 Int’l. Cls.: 3 and 5	Notification received from the Trademark Trial and Appeal Board dated March 27, 2006 stating that the application for the mark SWISHER (Serial No. 76/629,349), filed by American Republic Brands, L.L.C., stands abandoned with prejudice, and the opposition is dismissed without prejudice.
12621 40v8
Registrations
20

Schedule 4.16 Insurance

Insurers
Affording	NAIC					Effective
Coverage	#	Policy Number	Type of Insurance		Limits	Date	Expires
Swisher:
Hartford Fire Insurance Company	19682	21UUNII5762		General Liability (Occur)	$1,000,000	12/31/07	12/31/08
				Damage to Rented Premises (Ea occurrence)	$300,000
				Med. Exp. (Any one person)	$10,000
				Personal & Adv Injury	$1,000,000
				General Aggregate	$2,000,000
				Products-Comp/Op Agg	$2,000,000
Hartford Fire Insurance Company	30104	21UUNII5762		Auto liability, any auto/hired/non-owned Combined single limit	$1,000,000	12/30/07	12/30/08
Hartford Underwriters Ins. Co.		21WBRT0530	Workers Comp and Employers’ Liability	EL Each Accident	$1,000,000	12/31/07	12/31/08
				EL Disease-Ea Employee	$1,000,000
				EL Disease-Policy Limit	$1,000,000

HB Service:
Hartford Ins Co of SE	38261	21UUNTT5295		General Liability (Occur)	$1,000,000
				Damage to Rented Premises (Ea occurrence)	$300,000
				Med. Exp. (Any one person)	$10,000
				Personal & Adv Injury	$1,000,000
				General Aggregate	$2,000,000
				Products-Comp/Op Agg	$2,000,000
Hartford Ins Co of SE	38261	21UUNTT5295		Automobile Liability-Scheduled autos, hired autos, non-owned autos	$1,000,000	12/31/07	12/31/08
North River Insurance Company	21105	1337232474		Combined Single Limit (Ea accident)		04/01/07	04/01/08

Swisher and HB Service:
Commerce & Industry		BE6543310	Excess/umbrella liability	Each Occurence	$25,000,000	12/31/07	12/31/08
				Aggregate	$25,000,000

Schedule 4.20
Subsidiaries

HB Service, LLC Subsidiaries:	Service Indianapolis, LLC
Service Baltimore, LLC	Service Las Vegas, LLC
Service Beverly Hills, LLC	Service Louisville, LLC
Service Birmingham, LLC	Service Memphis, LLC
Service California, LLC	Service Mid-Atlantic, LLC
Service Carolina, LLC	Service Mid-West LLC
Service Central, LLC	Service Nashville, LLC
Service Charlotte, LLC	Service New Orleans, LLC
Service Chattanooga, LLC	Service North, LLC
Service Cincinnati, LLC	Service North-Central, LLC
Service Columbia, LLC	Service Oklahoma City, LLC
Service Columbus, LLC	Service Philadelphia, LLC
Service DC, LLC	Service Phoenix, LLC
Service Denver, LLC	Service Raleigh, LLC
Service FCS, LLC	Service Salt Lake City, LLC
Service Florida, LLC	Service Seattle, LLC
Service Fresno, LLC	Service South, LLC
Service Gainesville, LLC	Service St. Louis, LLC
Service Gold Coast, LLC	Service Tallahassee, LLC
Service Greensboro, LLC	Service Tampa, LLC
Service Greenville, LLC	Service Tri-Cities, LLC
Service Gulf Coast, LLC	Service Virginia, LLC
Service Houston, LLC	Service West Coast, LLC
Swisher International Subsidiaries:
Swisher Hygiene Franchise Corp.
Swisher Maids, Inc.
Swisher Pest Control Corp.
FMS, Inc.
Swisher International (Australia New Zealand) Pty Ltd.
SHFC Operations, LLC
SHFC Minneapolis, LLC
Swisher Hygiene Services Party Limited

Schedule 7.2(v)
Indebtedness
HB Services, LLC
7.2(v) — Schedule of Indebtedness — Notes Payable to Sellers of Franchises and Other
Acquisitions
December 31, 2007

						Principal
						Repayment
						Schedule
Lender/Seller		Payment terms	Maturity	2008	2009	2010	2010	Total

Chem-Plus Service Systems, Inc.	$337,500	$337,500 semi-annually, plus 5% interest	June-2008	$337,500	$—	$—	$—	$337,500
Utah Hygiene, Inc.	28,125	$9,375 quarterly, non-interest bearing	September-2008	28,125				28,125
Phoenix Hygiene, Inc.	360,000	$60,000 quarterly, plus 6% interest	April-2009	240,000	120,000			360,000
Colorado Hygiene Corporation	600,000	$150,000 annually, non-interest bearing	June-2011	150,000	150,000	150,000	150,000	600,000
Swisher of Northern Nevada Corp.	82,730	$2,500 monthly, includes interest at prime plus 2%	March-2013	22,733	25,199	27,907	6,892	82,730

Total	$1,408,355			$778,358	$295,199	$177,907	$156,892	$1,408,355

Schedule 7.3(ix)
Liens Securing Indebtedness Permitted
Under § 7.25
The Borrower and Guarantors make the following disclosures of third parties with possible security rights that have failed to perfect any security liens:

Entity or Party	Date	Description of Document	Expires

Colorado Hygiene Corporation for acquisition of Denver franchise	6/16/2007	Secured Promissory Note	6/30/2011
Swisher of Northern Nevada Corp. for acquisition of Reno franchise	3/9/2007	Secured Promissory Note	3/10/2013
Utah Hygiene, Inc. for acquisition of Salt Lake City franchise	9/18/2006	Creditor Workout Agreement Settlement and Release	9/15/2008
Phoenix Hygiene, Inc. for acquisition of Phoenix franchise	12/1/2006	Secured Promissory Note	4/30/2009
Perfected Security Interests:
Chem Plus Service Systems	6/19/2007	Financing Statement	Florida UCC 200705815623

Schedule 7.7
Affiliate Transactions
Since November 2004 HB Service has acquired forty-two franchises from unrelated third party franchisees and purchased from the Company for $128,000 additional territory rights in Birmingham, Alabama, New Orleans, Louisiana, Indianapolis, Indiana and Lexington, Kentucky. In connection with these acquisitions, HB Service agreed to assume notes and accounts receivable that were due from the unrelated third party franchisees and to reimburse the Company for certain costs. The assumed notes bore interest at rates ranging from 7.0% to 12.0%, and matured at various times through July 2008.
For the years ended December 31, 2007, 2006, 2005 and 2004, revenue earned from product sales, royalties, fees for marketing and administrative services with HB Service was $22,167,000, $15,450,000, $5,495,538 and $31,058, respectively, and was charged on terms that are similar to amounts charged to independent third-party franchisees.
In addition, during 2006 and 2007, the Company advanced funds for certain acquisitions and for working capital purposes.
Interest is payable on these advances at the one month LIBOR plus 1.35%. Total interest earned on the assumed obligations and advances was approximately $750,000, $190,000 and $14,000 for the years ended December 31, 2007, 2006 and 2005, respectively. There was no interest earned for the year ended December 31, 2004.
The balance of the assumed obligations and advances as of December 31, 2007 was approximately $30,000,000, and are collateralized by substantially all of the assets of HB Service, including the franchise rights and membership interests of HB Service and all of its wholly-owned subsidiaries.
The Company is subleasing space at its corporate headquarters to a company owned by a shareholder/director on a year-to-year basis. For the year ended December 31, 2007 and 2006, the total amount of sublease income was $60,000 and $17,186, respectively.
For the year ended December 31, 2005, the Company paid a company related by common ownership with a shareholder/director, a fee of $185,500 for services provided, including product development, marketing and branding strategy and management advisory assistance. No such fees were paid for the years ended December 31, 2007, 2006 or December 31, 2004.
For the years ended December 31, 2007, 2006 and 2005, the Company incurred $93,777, $206,250 and $96,000, respectively, for training course development and utilization of the delivery platform from a company, the majority of which is owned by a partnership in which a shareholder/director and another director have a controlling interest.
For the years ended December 31, 2006, 2005, and 2004, the Company paid its former President, and a corporation in which its former President is a major stockholder, $17,044, $72,656, and $85,780, respectively, for the use of an airplane for business travel. The Company’s agreement to make these payments expired in April 2006.
For the years ended December 31, 2005 and 2004 the Company paid a franchisee, which was 51.0% owned by its former President, $32,000 and $93,150, respectively, for providing training and product research services to the Company. This contract was terminated in April, 2005.